UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq. Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders for the Goldman Sachs Global Infrastructure Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, and Goldman Sachs Managed Futures Strategy Fund is filed herewith.

Annual Shareholder Report

December 31, 2025

Goldman Sachs Global Infrastructure Fund

Class A: GGIAX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Global Infrastructure Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$131	1.22%

How did the Fund perform and what affected its performance?

Global infrastructure securities produced strongly positive returns driven by a broad market rotation into defensive asset classes amid heightened market volatility and the U.S. Federal Reserve’s (Fed) resumption of interest rate cuts. Among sectors, transportation infrastructure, including airport services and industrial companies, performed particularly well on U.S. economic strength, Fed easing and falling oil prices. Conversely, communications infrastructure companies, such as telecommunication towers and data centers, were challenged by shrinking profit margins due in part to high capital expenditures for infrastructure upgrades and volatile raw material prices.

Top Contributors to Performance:

  The Fund outperformed its benchmark, the Dow Jones Brookfield Global Infrastructure Index (Index), mostly because of security selection.

  The Fund benefited from its underweight relative to the Index in ONEOK, which is a midstream service provider of gathering, processing, fractionation, transportation, storage and marine export services in the U.S. ONEOK’s share price declined, as the company was scrutinized over its elevated debt levels from recent acquisitions and because of tight commodity price spreads during the Period.

  An out-of-Index position in ENGIE, a French electric utility and energy services company, contributed positively to the Fund’s relative returns. ENGIE’s share price rose on robust activity in the company’s renewables and battery business, which saw significant installed capacity and projects under construction. Analysts also upgraded the stock, and favorable earnings results appeared to reinforce investor confidence.

  The Fund was helped by an underweight in Edison International. The public utility’s stock price fell on a number of significant challenges, including California wildfires and the potential for substantial liabilities.

  On the sector level, the Fund’s underweight in energy infrastructure added modestly to relative performance.

  Regarding regional exposures, the Fund benefited from its overweight position in Europe. Stock selection in North America and Asia-Pacific ex-Japan was also advantageous.

Top Detractors from Performance:

  Our allocation decisions overall detracted from the Fund’s relative performance. Specifically, the Fund was hampered by its overweight position versus the Index in the communications infrastructure sector.

  In terms of individual stock positions, the Fund was hurt by its overweight in Pacific Gas and Electric. The company reported an earnings and revenue miss for the second quarter of 2025, which coupled with the increasing focus on wildfire prevention measures, fueled its stock’s decline.

  An underweight in Sempra, a diversified utilities and energy infrastructure company, detracted from relative performance. Its stock had declined early in the Period on weaker than market expected results and a cut in the company’s 2025 profit forecast. But Sempra’s stock rebounded after its management updated its earnings per share guidance, which exceeded consensus estimates, and announced strategic transactions that were expected to improve the company’s financial strength.

  The Fund was hindered by its lack of exposure to Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), which provides basic and environmental sanitation services in Brazil’s São Paulo state. SABESP reported strong earnings, beating market expectations, on the back of tariff adjustments, disciplined cost management and strategic infrastructure investments.

  Among regions, the Fund’s underweight in Latin America was a drag on relative returns.

Goldman Sachs Global Infrastructure Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class A Excluding sale charges	Class A Including sale charges	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	MSCI® ACWI Index (Net, USD, Unhedged)
6/27/16	$10,000	$9,450	$10,000	$10,000
12/16	$10,069	$9,515	$10,227	$11,211
12/17	$11,306	$10,685	$11,842	$13,898
12/18	$10,254	$9,690	$10,910	$12,590
12/19	$13,455	$12,715	$14,040	$15,940
12/20	$12,920	$12,209	$13,061	$18,530
12/21	$15,006	$14,181	$15,657	$21,965
12/22	$13,863	$13,100	$14,620	$17,932
12/23	$14,525	$13,726	$15,280	$21,913
12/24	$16,124	$15,238	$16,804	$25,746
12/25	$18,580	$17,558	$19,174	$31,498

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class A Excluding sale charges (Commenced June 27, 2016)	15.23%	7.53%	6.72%
Class A Including sale charges (Commenced on June 27, 2016)	8.88%	6.32%	6.09%
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	14.10%	7.98%	7.08%
MSCI® ACWI Index (Net, USD, Unhedged)	22.34%	11.19%	12.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Global Infrastructure Fund

Class A

Key Fund Statistics

Total Net Assets as of Period End	$100,089,642
# of Portfolio Holdings as of Period End	52
Portfolio Turnover Rate for the Period	19%
Total Net Advisory Fees Paid for the Period	$895,418

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Utilities	39.7%
Energy	29.6%
Industrials	15.4%
Real Estate	10.5%
Communication Services	2.5%
Investment Company	1.4%

Goldman Sachs Global Infrastructure Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Global Infrastructure Fund

38148U833-AR-1225     Class A

Annual Shareholder Report

December 31, 2025

Goldman Sachs Global Infrastructure Fund

Class C: GGICX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Global Infrastructure Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$211	1.97%

How did the Fund perform and what affected its performance?

Global infrastructure securities produced strongly positive returns driven by a broad market rotation into defensive asset classes amid heightened market volatility and the U.S. Federal Reserve’s (Fed) resumption of interest rate cuts. Among sectors, transportation infrastructure, including airport services and industrial companies, performed particularly well on U.S. economic strength, Fed easing and falling oil prices. Conversely, communications infrastructure companies, such as telecommunication towers and data centers, were challenged by shrinking profit margins due in part to high capital expenditures for infrastructure upgrades and volatile raw material prices.

Top Contributors to Performance:

  The Fund outperformed its benchmark, the Dow Jones Brookfield Global Infrastructure Index (Index), mostly because of security selection.

  The Fund benefited from its underweight relative to the Index in ONEOK, which is a midstream service provider of gathering, processing, fractionation, transportation, storage and marine export services in the U.S. ONEOK’s share price declined, as the company was scrutinized over its elevated debt levels from recent acquisitions and because of tight commodity price spreads during the Period.

  An out-of-Index position in ENGIE, a French electric utility and energy services company, contributed positively to the Fund’s relative returns. ENGIE’s share price rose on robust activity in the company’s renewables and battery business, which saw significant installed capacity and projects under construction. Analysts also upgraded the stock, and favorable earnings results appeared to reinforce investor confidence.

  The Fund was helped by an underweight in Edison International. The public utility’s stock price fell on a number of significant challenges, including California wildfires and the potential for substantial liabilities.

  On the sector level, the Fund’s underweight in energy infrastructure added modestly to relative performance.

  Regarding regional exposures, the Fund benefited from its overweight position in Europe. Stock selection in North America and Asia-Pacific ex-Japan was also advantageous.

Top Detractors from Performance:

  Our allocation decisions overall detracted from the Fund’s relative performance. Specifically, the Fund was hampered by its overweight position versus the Index in the communications infrastructure sector.

  In terms of individual stock positions, the Fund was hurt by its overweight in Pacific Gas and Electric. The company reported an earnings and revenue miss for the second quarter of 2025, which coupled with the increasing focus on wildfire prevention measures, fueled its stock’s decline.

  An underweight in Sempra, a diversified utilities and energy infrastructure company, detracted from relative performance. Its stock had declined early in the Period on weaker than market expected results and a cut in the company’s 2025 profit forecast. But Sempra’s stock rebounded after its management updated its earnings per share guidance, which exceeded consensus estimates, and announced strategic transactions that were expected to improve the company’s financial strength.

  The Fund was hindered by its lack of exposure to Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), which provides basic and environmental sanitation services in Brazil’s São Paulo state. SABESP reported strong earnings, beating market expectations, on the back of tariff adjustments, disciplined cost management and strategic infrastructure investments.

  Among regions, the Fund’s underweight in Latin America was a drag on relative returns.

Goldman Sachs Global Infrastructure Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class C Excluding sale charges	Class C Including sale charges	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	MSCI® ACWI Index (Net, USD, Unhedged)
6/27/16	$10,000	$9,900	$10,000	$10,000
12/16	$10,030	$9,930	$10,227	$11,211
12/17	$11,179	$11,068	$11,842	$13,898
12/18	$10,066	$9,965	$10,910	$12,590
12/19	$13,117	$12,986	$14,040	$15,940
12/20	$12,489	$12,364	$13,061	$18,530
12/21	$14,397	$14,253	$15,657	$21,965
12/22	$13,203	$13,071	$14,620	$17,932
12/23	$13,725	$13,588	$15,280	$21,913
12/24	$15,135	$14,983	$16,804	$25,746
12/25	$17,293	$17,120	$19,174	$31,498

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class C Excluding sale charges (Commenced June 27, 2016)	14.26%	6.72%	5.92%
Class C Including sale charges (Commenced on June 27, 2016)	13.12%	6.72%	5.92%
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	14.10%	7.98%	7.08%
MSCI® ACWI Index (Net, USD, Unhedged)	22.34%	11.19%	12.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Global Infrastructure Fund

Class C

Key Fund Statistics

Total Net Assets as of Period End	$100,089,642
# of Portfolio Holdings as of Period End	52
Portfolio Turnover Rate for the Period	19%
Total Net Advisory Fees Paid for the Period	$895,418

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Utilities	39.7%
Energy	29.6%
Industrials	15.4%
Real Estate	10.5%
Communication Services	2.5%
Investment Company	1.4%

Goldman Sachs Global Infrastructure Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Global Infrastructure Fund

38148U825-AR-1225     Class C

Annual Shareholder Report

December 31, 2025

Goldman Sachs Global Infrastructure Fund

Institutional Class: GGIDX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Global Infrastructure Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$104	0.97%

How did the Fund perform and what affected its performance?

Global infrastructure securities produced strongly positive returns driven by a broad market rotation into defensive asset classes amid heightened market volatility and the U.S. Federal Reserve’s (Fed) resumption of interest rate cuts. Among sectors, transportation infrastructure, including airport services and industrial companies, performed particularly well on U.S. economic strength, Fed easing and falling oil prices. Conversely, communications infrastructure companies, such as telecommunication towers and data centers, were challenged by shrinking profit margins due in part to high capital expenditures for infrastructure upgrades and volatile raw material prices.

Top Contributors to Performance:

  The Fund outperformed its benchmark, the Dow Jones Brookfield Global Infrastructure Index (Index), mostly because of security selection.

  The Fund benefited from its underweight relative to the Index in ONEOK, which is a midstream service provider of gathering, processing, fractionation, transportation, storage and marine export services in the U.S. ONEOK’s share price declined, as the company was scrutinized over its elevated debt levels from recent acquisitions and because of tight commodity price spreads during the Period.

  An out-of-Index position in ENGIE, a French electric utility and energy services company, contributed positively to the Fund’s relative returns. ENGIE’s share price rose on robust activity in the company’s renewables and battery business, which saw significant installed capacity and projects under construction. Analysts also upgraded the stock, and favorable earnings results appeared to reinforce investor confidence.

  The Fund was helped by an underweight in Edison International. The public utility’s stock price fell on a number of significant challenges, including California wildfires and the potential for substantial liabilities.

  On the sector level, the Fund’s underweight in energy infrastructure added modestly to relative performance.

  Regarding regional exposures, the Fund benefited from its overweight position in Europe. Stock selection in North America and Asia-Pacific ex-Japan was also advantageous.

Top Detractors from Performance:

  Our allocation decisions overall detracted from the Fund’s relative performance. Specifically, the Fund was hampered by its overweight position versus the Index in the communications infrastructure sector.

  In terms of individual stock positions, the Fund was hurt by its overweight in Pacific Gas and Electric. The company reported an earnings and revenue miss for the second quarter of 2025, which coupled with the increasing focus on wildfire prevention measures, fueled its stock’s decline.

  An underweight in Sempra, a diversified utilities and energy infrastructure company, detracted from relative performance. Its stock had declined early in the Period on weaker than market expected results and a cut in the company’s 2025 profit forecast. But Sempra’s stock rebounded after its management updated its earnings per share guidance, which exceeded consensus estimates, and announced strategic transactions that were expected to improve the company’s financial strength.

  The Fund was hindered by its lack of exposure to Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), which provides basic and environmental sanitation services in Brazil’s São Paulo state. SABESP reported strong earnings, beating market expectations, on the back of tariff adjustments, disciplined cost management and strategic infrastructure investments.

  Among regions, the Fund’s underweight in Latin America was a drag on relative returns.

Goldman Sachs Global Infrastructure Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	MSCI® ACWI Index (Net, USD, Unhedged)
6/27/16	$1,000,000	$1,000,000	$1,000,000
12/16	$1,008,900	$1,022,700	$1,121,100
12/17	$1,137,232	$1,184,184	$1,389,828
12/18	$1,036,132	$1,090,989	$1,259,045
12/19	$1,364,172	$1,403,994	$1,593,951
12/20	$1,314,516	$1,306,135	$1,852,968
12/21	$1,531,411	$1,565,665	$2,196,508
12/22	$1,420,537	$1,462,018	$1,793,229
12/23	$1,493,410	$1,527,955	$2,191,326
12/24	$1,662,464	$1,680,444	$2,574,589
12/25	$1,917,819	$1,917,387	$3,149,752

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Institutional (Commenced June 27, 2016)	15.36%	7.84%	7.08%
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	14.10%	7.98%	7.08%
MSCI® ACWI Index (Net, USD, Unhedged)	22.34%	11.19%	12.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Global Infrastructure Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$100,089,642
# of Portfolio Holdings as of Period End	52
Portfolio Turnover Rate for the Period	19%
Total Net Advisory Fees Paid for the Period	$895,418

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Utilities	39.7%
Energy	29.6%
Industrials	15.4%
Real Estate	10.5%
Communication Services	2.5%
Investment Company	1.4%

Goldman Sachs Global Infrastructure Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Global Infrastructure Fund

38148U817-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Global Infrastructure Fund

Investor Class: GGINX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Global Infrastructure Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$105	0.97%

How did the Fund perform and what affected its performance?

Global infrastructure securities produced strongly positive returns driven by a broad market rotation into defensive asset classes amid heightened market volatility and the U.S. Federal Reserve’s (Fed) resumption of interest rate cuts. Among sectors, transportation infrastructure, including airport services and industrial companies, performed particularly well on U.S. economic strength, Fed easing and falling oil prices. Conversely, communications infrastructure companies, such as telecommunication towers and data centers, were challenged by shrinking profit margins due in part to high capital expenditures for infrastructure upgrades and volatile raw material prices.

Top Contributors to Performance:

  The Fund outperformed its benchmark, the Dow Jones Brookfield Global Infrastructure Index (Index), mostly because of security selection.

  The Fund benefited from its underweight relative to the Index in ONEOK, which is a midstream service provider of gathering, processing, fractionation, transportation, storage and marine export services in the U.S. ONEOK’s share price declined, as the company was scrutinized over its elevated debt levels from recent acquisitions and because of tight commodity price spreads during the Period.

  An out-of-Index position in ENGIE, a French electric utility and energy services company, contributed positively to the Fund’s relative returns. ENGIE’s share price rose on robust activity in the company’s renewables and battery business, which saw significant installed capacity and projects under construction. Analysts also upgraded the stock, and favorable earnings results appeared to reinforce investor confidence.

  The Fund was helped by an underweight in Edison International. The public utility’s stock price fell on a number of significant challenges, including California wildfires and the potential for substantial liabilities.

  On the sector level, the Fund’s underweight in energy infrastructure added modestly to relative performance.

  Regarding regional exposures, the Fund benefited from its overweight position in Europe. Stock selection in North America and Asia-Pacific ex-Japan was also advantageous.

Top Detractors from Performance:

  Our allocation decisions overall detracted from the Fund’s relative performance. Specifically, the Fund was hampered by its overweight position versus the Index in the communications infrastructure sector.

  In terms of individual stock positions, the Fund was hurt by its overweight in Pacific Gas and Electric. The company reported an earnings and revenue miss for the second quarter of 2025, which coupled with the increasing focus on wildfire prevention measures, fueled its stock’s decline.

  An underweight in Sempra, a diversified utilities and energy infrastructure company, detracted from relative performance. Its stock had declined early in the Period on weaker than market expected results and a cut in the company’s 2025 profit forecast. But Sempra’s stock rebounded after its management updated its earnings per share guidance, which exceeded consensus estimates, and announced strategic transactions that were expected to improve the company’s financial strength.

  The Fund was hindered by its lack of exposure to Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), which provides basic and environmental sanitation services in Brazil’s São Paulo state. SABESP reported strong earnings, beating market expectations, on the back of tariff adjustments, disciplined cost management and strategic infrastructure investments.

  Among regions, the Fund’s underweight in Latin America was a drag on relative returns.

Goldman Sachs Global Infrastructure Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Investor	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	MSCI® ACWI Index (Net, USD, Unhedged)
6/27/16	$10,000	$10,000	$10,000
12/16	$10,082	$10,227	$11,211
12/17	$11,348	$11,842	$13,898
12/18	$10,327	$10,910	$12,590
12/19	$13,579	$14,040	$15,940
12/20	$13,062	$13,061	$18,530
12/21	$15,215	$15,657	$21,965
12/22	$14,088	$14,620	$17,932
12/23	$14,792	$15,280	$21,913
12/24	$16,468	$16,804	$25,746
12/25	$19,016	$19,174	$31,498

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Investor (Commenced June 27, 2016)	15.47%	7.80%	6.98%
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	14.10%	7.98%	7.08%
MSCI® ACWI Index (Net, USD, Unhedged)	22.34%	11.19%	12.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Global Infrastructure Fund

Investor Class

Key Fund Statistics

Total Net Assets as of Period End	$100,089,642
# of Portfolio Holdings as of Period End	52
Portfolio Turnover Rate for the Period	19%
Total Net Advisory Fees Paid for the Period	$895,418

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Utilities	39.7%
Energy	29.6%
Industrials	15.4%
Real Estate	10.5%
Communication Services	2.5%
Investment Company	1.4%

Goldman Sachs Global Infrastructure Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Global Infrastructure Fund

38148U791-AR-1225     Investor Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Global Infrastructure Fund

Class R6: GGIJX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Global Infrastructure Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$103	0.96%

How did the Fund perform and what affected its performance?

Global infrastructure securities produced strongly positive returns driven by a broad market rotation into defensive asset classes amid heightened market volatility and the U.S. Federal Reserve’s (Fed) resumption of interest rate cuts. Among sectors, transportation infrastructure, including airport services and industrial companies, performed particularly well on U.S. economic strength, Fed easing and falling oil prices. Conversely, communications infrastructure companies, such as telecommunication towers and data centers, were challenged by shrinking profit margins due in part to high capital expenditures for infrastructure upgrades and volatile raw material prices.

Top Contributors to Performance:

  The Fund outperformed its benchmark, the Dow Jones Brookfield Global Infrastructure Index (Index), mostly because of security selection.

  The Fund benefited from its underweight relative to the Index in ONEOK, which is a midstream service provider of gathering, processing, fractionation, transportation, storage and marine export services in the U.S. ONEOK’s share price declined, as the company was scrutinized over its elevated debt levels from recent acquisitions and because of tight commodity price spreads during the Period.

  An out-of-Index position in ENGIE, a French electric utility and energy services company, contributed positively to the Fund’s relative returns. ENGIE’s share price rose on robust activity in the company’s renewables and battery business, which saw significant installed capacity and projects under construction. Analysts also upgraded the stock, and favorable earnings results appeared to reinforce investor confidence.

  The Fund was helped by an underweight in Edison International. The public utility’s stock price fell on a number of significant challenges, including California wildfires and the potential for substantial liabilities.

  On the sector level, the Fund’s underweight in energy infrastructure added modestly to relative performance.

  Regarding regional exposures, the Fund benefited from its overweight position in Europe. Stock selection in North America and Asia-Pacific ex-Japan was also advantageous.

Top Detractors from Performance:

  Our allocation decisions overall detracted from the Fund’s relative performance. Specifically, the Fund was hampered by its overweight position versus the Index in the communications infrastructure sector.

  In terms of individual stock positions, the Fund was hurt by its overweight in Pacific Gas and Electric. The company reported an earnings and revenue miss for the second quarter of 2025, which coupled with the increasing focus on wildfire prevention measures, fueled its stock’s decline.

  An underweight in Sempra, a diversified utilities and energy infrastructure company, detracted from relative performance. Its stock had declined early in the Period on weaker than market expected results and a cut in the company’s 2025 profit forecast. But Sempra’s stock rebounded after its management updated its earnings per share guidance, which exceeded consensus estimates, and announced strategic transactions that were expected to improve the company’s financial strength.

  The Fund was hindered by its lack of exposure to Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), which provides basic and environmental sanitation services in Brazil’s São Paulo state. SABESP reported strong earnings, beating market expectations, on the back of tariff adjustments, disciplined cost management and strategic infrastructure investments.

  Among regions, the Fund’s underweight in Latin America was a drag on relative returns.

Goldman Sachs Global Infrastructure Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R6	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	MSCI® ACWI Index (Net, USD, Unhedged)
6/27/16	$10,000	$10,000	$10,000
12/16	$10,091	$10,227	$11,211
12/17	$11,377	$11,842	$13,898
12/18	$10,366	$10,910	$12,590
12/19	$13,645	$14,040	$15,940
12/20	$13,147	$13,061	$18,530
12/21	$15,323	$15,657	$21,965
12/22	$14,212	$14,620	$17,932
12/23	$14,936	$15,280	$21,913
12/24	$16,632	$16,804	$25,746
12/25	$19,214	$19,174	$31,498

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class R6 (Commenced June 27, 2016)	15.52%	7.88%	7.10%
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	14.10%	7.98%	7.08%
MSCI® ACWI Index (Net, USD, Unhedged)	22.34%	11.19%	12.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Global Infrastructure Fund

Class R6

Key Fund Statistics

Total Net Assets as of Period End	$100,089,642
# of Portfolio Holdings as of Period End	52
Portfolio Turnover Rate for the Period	19%
Total Net Advisory Fees Paid for the Period	$895,418

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Utilities	39.7%
Energy	29.6%
Industrials	15.4%
Real Estate	10.5%
Communication Services	2.5%
Investment Company	1.4%

Goldman Sachs Global Infrastructure Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Global Infrastructure Fund

38148U775-AR-1225     Class R6

Annual Shareholder Report

December 31, 2025

Goldman Sachs Global Infrastructure Fund

Class P: GGWPX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Global Infrastructure Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$103	0.96%

How did the Fund perform and what affected its performance?

Global infrastructure securities produced strongly positive returns driven by a broad market rotation into defensive asset classes amid heightened market volatility and the U.S. Federal Reserve’s (Fed) resumption of interest rate cuts. Among sectors, transportation infrastructure, including airport services and industrial companies, performed particularly well on U.S. economic strength, Fed easing and falling oil prices. Conversely, communications infrastructure companies, such as telecommunication towers and data centers, were challenged by shrinking profit margins due in part to high capital expenditures for infrastructure upgrades and volatile raw material prices.

Top Contributors to Performance:

  The Fund outperformed its benchmark, the Dow Jones Brookfield Global Infrastructure Index (Index), mostly because of security selection.

  The Fund benefited from its underweight relative to the Index in ONEOK, which is a midstream service provider of gathering, processing, fractionation, transportation, storage and marine export services in the U.S. ONEOK’s share price declined, as the company was scrutinized over its elevated debt levels from recent acquisitions and because of tight commodity price spreads during the Period.

  An out-of-Index position in ENGIE, a French electric utility and energy services company, contributed positively to the Fund’s relative returns. ENGIE’s share price rose on robust activity in the company’s renewables and battery business, which saw significant installed capacity and projects under construction. Analysts also upgraded the stock, and favorable earnings results appeared to reinforce investor confidence.

  The Fund was helped by an underweight in Edison International. The public utility’s stock price fell on a number of significant challenges, including California wildfires and the potential for substantial liabilities.

  On the sector level, the Fund’s underweight in energy infrastructure added modestly to relative performance.

  Regarding regional exposures, the Fund benefited from its overweight position in Europe. Stock selection in North America and Asia-Pacific ex-Japan was also advantageous.

Top Detractors from Performance:

  Our allocation decisions overall detracted from the Fund’s relative performance. Specifically, the Fund was hampered by its overweight position versus the Index in the communications infrastructure sector.

  In terms of individual stock positions, the Fund was hurt by its overweight in Pacific Gas and Electric. The company reported an earnings and revenue miss for the second quarter of 2025, which coupled with the increasing focus on wildfire prevention measures, fueled its stock’s decline.

  An underweight in Sempra, a diversified utilities and energy infrastructure company, detracted from relative performance. Its stock had declined early in the Period on weaker than market expected results and a cut in the company’s 2025 profit forecast. But Sempra’s stock rebounded after its management updated its earnings per share guidance, which exceeded consensus estimates, and announced strategic transactions that were expected to improve the company’s financial strength.

  The Fund was hindered by its lack of exposure to Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), which provides basic and environmental sanitation services in Brazil’s São Paulo state. SABESP reported strong earnings, beating market expectations, on the back of tariff adjustments, disciplined cost management and strategic infrastructure investments.

  Among regions, the Fund’s underweight in Latin America was a drag on relative returns.

Goldman Sachs Global Infrastructure Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	MSCI® ACWI Index (Net, USD, Unhedged)
4/17/18	$10,000	$10,000	$10,000
12/18	$9,409	$9,496	$8,955
12/19	$12,398	$12,220	$11,337
12/20	$11,936	$11,369	$13,179
12/21	$13,924	$13,628	$15,623
12/22	$12,905	$12,725	$12,754
12/23	$13,572	$13,299	$15,586
12/24	$15,103	$14,627	$18,312
12/25	$17,449	$16,689	$22,403

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class P (Commenced April 17, 2018)	15.53%	7.89%	7.48%
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	14.10%	7.98%	6.86%
MSCI® ACWI Index (Net, USD, Unhedged)	22.34%	11.19%	11.02%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Global Infrastructure Fund

Class P

Key Fund Statistics

Total Net Assets as of Period End	$100,089,642
# of Portfolio Holdings as of Period End	52
Portfolio Turnover Rate for the Period	19%
Total Net Advisory Fees Paid for the Period	$895,418

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Utilities	39.7%
Energy	29.6%
Industrials	15.4%
Real Estate	10.5%
Communication Services	2.5%
Investment Company	1.4%

Goldman Sachs Global Infrastructure Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Global Infrastructure Fund

38150B756-AR-1225     Class P

Annual Shareholder Report

December 31, 2025

Goldman Sachs Real Estate Securities Fund

Class A: GREAX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Real Estate Securities Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$120	1.20%

How did the Fund perform and what affected its performance?

The U.S. real estate securities market, as represented by the FTSE NAREIT All Equity REITs Index (Total Return, Unhedged, USD) (FTSE Index), underperformed both bonds and U.S. equities broadly during the Period, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively. Interest rates were a major driver of performance, as interest rates were higher for longer and only began to slowly come down in the latter third of 2025. Other factors affecting the U.S. real estate securities market included declining valuations in many segments of the sector and increasing operating costs across the sector as impacted by inflation. Indeed, inflation also impacted capitalization rate assumptions, which, in turn, lowered property valuations. Still, high development costs and constrained financing slowed new supply—while demand remained healthy—creating a favorable fundamental backdrop for higher rents and net operating income growth. Overall, the health care subsector was strongest, with an aging population remaining a tailwind, and office REITs were weakest given weak demand, high vacancies and depressed investor sentiment.

Top Contributors to Performance:

  Effective individual stock selection in the retail, self-storage and health care subsectors contributed most positively. An overweight to the retail subsector also added value.

  Relative to the FTSE Index, the top contributors to the Fund’s results were positions in Prologis, a logistics and supply chain facilities REIT; Ventas, a health care facilities and senior living REIT; and Mid-America Apartment Communities, an apartment community REIT.

  An overweight in Prologis proved beneficial, as its shares enjoyed a double-digit gain on strong industrial fundamentals and increased occupancies.

  An overweight in Ventas contributed positively. Its shares, similarly to Prologis, experienced a double-digit rise on strong underlying fundamentals and increased occupancies.

  An overweight to Mid-America Apartment Communities boosted results. Its stock saw a solid single-digit gain despite mixed earnings reports and a decline in effective rent per unit year over year.

Top Detractors from Performance:

  A combination of allocation decisions and stock selection overall drove the Fund’s underperformance of the FTSE Index.

  Weak stock selection in the residential, office and industrial subsectors detracted most from the Fund’s relative performance. Increased overweights to the residential and office subsectors also hurt.

  Among those holdings detracting most from the Fund’s results relative to the FTSE Index were positions in Americold Realty Trust, Alexandria Real Estate Equities and AvalonBay Communities—each of which experienced a double-digit share price decline during the Period.

  An overweight in Americold Realty Trust, a temperature-controlled warehousing company, detracted due to operational headwinds softening revenue trends and creating net losses in some quarters.

  An overweight in Alexandria Real Estate Equities, an urban office REIT specializing in developing and operating collaborative life science, technology and agtech campuses, dampened results given declining net income and life sciences real estate market weakness generally. We exited the Fund’s position in the REIT in October 2025.

  An overweight in AvalonBay Communities, a multifamily REIT specializing in developing, owning and managing apartment communities in high-barrier, high-growth metropolitan markets, detracted. The REIT missed consensus expectations on net operating income and funds from operations targets due to cooling rent trends and rising operating costs.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

Goldman Sachs Real Estate Securities Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class A Excluding sale charges	Class A Including sale charges	FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	S&P 500® Index
1/1/16	$10,000	$9,450	$10,000	$10,000	$10,000
12/16	$10,540	$9,960	$10,863	$10,764	$11,196
12/17	$10,762	$10,170	$11,805	$11,287	$13,640
12/18	$10,182	$9,622	$11,328	$10,746	$13,043
12/19	$12,778	$12,075	$14,574	$13,510	$17,150
12/20	$11,772	$11,125	$13,828	$12,435	$20,305
12/21	$16,991	$16,056	$19,539	$18,169	$26,135
12/22	$12,221	$11,549	$14,664	$13,306	$21,402
12/23	$14,248	$13,464	$16,330	$15,460	$27,029
12/24	$15,110	$14,279	$17,134	$16,876	$33,791
12/25	$15,025	$14,199	$17,523	$17,461	$39,833

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class A Excluding sale charges	-0.56%	5.00%	4.15%
Class A Including sale charges	-6.05%	3.82%	3.57%
FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	2.27%	4.85%	5.76%
Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	3.47%	7.02%	5.73%
S&P 500® Index	17.88%	14.42%	14.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Real Estate Securities Fund

Class A

Key Fund Statistics

Total Net Assets as of Period End	$52,228,604
# of Portfolio Holdings as of Period End	36
Portfolio Turnover Rate for the Period	27%
Total Net Advisory Fees Paid for the Period	$590,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	97.4%
Consumer Discretionary	0.7%
Other	0.8%

Goldman Sachs Real Estate Securities Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

FTSE® is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. All rights in the FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged) (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Real Estate Securities Fund

38142V829-AR-1225     Class A

Annual Shareholder Report

December 31, 2025

Goldman Sachs Real Estate Securities Fund

Class C: GRECX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Real Estate Securities Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$194	1.95%

How did the Fund perform and what affected its performance?

The U.S. real estate securities market, as represented by the FTSE NAREIT All Equity REITs Index (Total Return, Unhedged, USD) (FTSE Index), underperformed both bonds and U.S. equities broadly during the Period, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively. Interest rates were a major driver of performance, as interest rates were higher for longer and only began to slowly come down in the latter third of 2025. Other factors affecting the U.S. real estate securities market included declining valuations in many segments of the sector and increasing operating costs across the sector as impacted by inflation. Indeed, inflation also impacted capitalization rate assumptions, which, in turn, lowered property valuations. Still, high development costs and constrained financing slowed new supply—while demand remained healthy—creating a favorable fundamental backdrop for higher rents and net operating income growth. Overall, the health care subsector was strongest, with an aging population remaining a tailwind, and office REITs were weakest given weak demand, high vacancies and depressed investor sentiment.

Top Contributors to Performance:

  Effective individual stock selection in the retail, self-storage and health care subsectors contributed most positively. An overweight to the retail subsector also added value.

  Relative to the FTSE Index, the top contributors to the Fund’s results were positions in Prologis, a logistics and supply chain facilities REIT; Ventas, a health care facilities and senior living REIT; and Mid-America Apartment Communities, an apartment community REIT.

  An overweight in Prologis proved beneficial, as its shares enjoyed a double-digit gain on strong industrial fundamentals and increased occupancies.

  An overweight in Ventas contributed positively. Its shares, similarly to Prologis, experienced a double-digit rise on strong underlying fundamentals and increased occupancies.

  An overweight to Mid-America Apartment Communities boosted results. Its stock saw a solid single-digit gain despite mixed earnings reports and a decline in effective rent per unit year over year.

Top Detractors from Performance:

  A combination of allocation decisions and stock selection overall drove the Fund’s underperformance of the FTSE Index.

  Weak stock selection in the residential, office and industrial subsectors detracted most from the Fund’s relative performance. Increased overweights to the residential and office subsectors also hurt.

  Among those holdings detracting most from the Fund’s results relative to the FTSE Index were positions in Americold Realty Trust, Alexandria Real Estate Equities and AvalonBay Communities—each of which experienced a double-digit share price decline during the Period.

  An overweight in Americold Realty Trust, a temperature-controlled warehousing company, detracted due to operational headwinds softening revenue trends and creating net losses in some quarters.

  An overweight in Alexandria Real Estate Equities, an urban office REIT specializing in developing and operating collaborative life science, technology and agtech campuses, dampened results given declining net income and life sciences real estate market weakness generally. We exited the Fund’s position in the REIT in October 2025.

  An overweight in AvalonBay Communities, a multifamily REIT specializing in developing, owning and managing apartment communities in high-barrier, high-growth metropolitan markets, detracted. The REIT missed consensus expectations on net operating income and funds from operations targets due to cooling rent trends and rising operating costs.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

Goldman Sachs Real Estate Securities Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class C Excluding sale charges	Class C Including sale charges	FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	S&P 500® Index
1/1/16	$10,000	$9,900	$10,000	$10,000	$10,000
12/16	$10,457	$10,352	$10,863	$10,764	$11,196
12/17	$10,601	$10,495	$11,805	$11,287	$13,640
12/18	$9,953	$9,853	$11,328	$10,746	$13,043
12/19	$12,403	$12,279	$14,574	$13,510	$17,150
12/20	$11,346	$11,233	$13,828	$12,435	$20,305
12/21	$16,239	$16,076	$19,539	$18,169	$26,135
12/22	$11,604	$11,488	$14,664	$13,306	$21,402
12/23	$13,418	$13,284	$16,330	$15,460	$27,029
12/24	$14,128	$13,986	$17,134	$16,876	$33,791
12/25	$13,928	$13,789	$17,523	$17,461	$39,833

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class C Excluding sale charges	-1.41%	4.18%	3.37%
Class C Including sale charges	-2.40%	4.18%	3.37%
FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	2.27%	4.85%	5.76%
Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	3.47%	7.02%	5.73%
S&P 500® Index	17.88%	14.42%	14.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Real Estate Securities Fund

Class C

Key Fund Statistics

Total Net Assets as of Period End	$52,228,604
# of Portfolio Holdings as of Period End	36
Portfolio Turnover Rate for the Period	27%
Total Net Advisory Fees Paid for the Period	$590,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	97.4%
Consumer Discretionary	0.7%
Other	0.8%

Goldman Sachs Real Estate Securities Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

FTSE® is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. All rights in the FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged) (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Real Estate Securities Fund

38142V795-AR-1225     Class C

Annual Shareholder Report

December 31, 2025

Goldman Sachs Real Estate Securities Fund

Institutional Class: GREIX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Real Estate Securities Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$84	0.84%

How did the Fund perform and what affected its performance?

The U.S. real estate securities market, as represented by the FTSE NAREIT All Equity REITs Index (Total Return, Unhedged, USD) (FTSE Index), underperformed both bonds and U.S. equities broadly during the Period, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively. Interest rates were a major driver of performance, as interest rates were higher for longer and only began to slowly come down in the latter third of 2025. Other factors affecting the U.S. real estate securities market included declining valuations in many segments of the sector and increasing operating costs across the sector as impacted by inflation. Indeed, inflation also impacted capitalization rate assumptions, which, in turn, lowered property valuations. Still, high development costs and constrained financing slowed new supply—while demand remained healthy—creating a favorable fundamental backdrop for higher rents and net operating income growth. Overall, the health care subsector was strongest, with an aging population remaining a tailwind, and office REITs were weakest given weak demand, high vacancies and depressed investor sentiment.

Top Contributors to Performance:

  Effective individual stock selection in the retail, self-storage and health care subsectors contributed most positively. An overweight to the retail subsector also added value.

  Relative to the FTSE Index, the top contributors to the Fund’s results were positions in Prologis, a logistics and supply chain facilities REIT; Ventas, a health care facilities and senior living REIT; and Mid-America Apartment Communities, an apartment community REIT.

  An overweight in Prologis proved beneficial, as its shares enjoyed a double-digit gain on strong industrial fundamentals and increased occupancies.

  An overweight in Ventas contributed positively. Its shares, similarly to Prologis, experienced a double-digit rise on strong underlying fundamentals and increased occupancies.

  An overweight to Mid-America Apartment Communities boosted results. Its stock saw a solid single-digit gain despite mixed earnings reports and a decline in effective rent per unit year over year.

Top Detractors from Performance:

  A combination of allocation decisions and stock selection overall drove the Fund’s underperformance of the FTSE Index.

  Weak stock selection in the residential, office and industrial subsectors detracted most from the Fund’s relative performance. Increased overweights to the residential and office subsectors also hurt.

  Among those holdings detracting most from the Fund’s results relative to the FTSE Index were positions in Americold Realty Trust, Alexandria Real Estate Equities and AvalonBay Communities—each of which experienced a double-digit share price decline during the Period.

  An overweight in Americold Realty Trust, a temperature-controlled warehousing company, detracted due to operational headwinds softening revenue trends and creating net losses in some quarters.

  An overweight in Alexandria Real Estate Equities, an urban office REIT specializing in developing and operating collaborative life science, technology and agtech campuses, dampened results given declining net income and life sciences real estate market weakness generally. We exited the Fund’s position in the REIT in October 2025.

  An overweight in AvalonBay Communities, a multifamily REIT specializing in developing, owning and managing apartment communities in high-barrier, high-growth metropolitan markets, detracted. The REIT missed consensus expectations on net operating income and funds from operations targets due to cooling rent trends and rising operating costs.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

Goldman Sachs Real Estate Securities Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	S&P 500® Index
1/1/16	$1,000,000	$1,000,000	$1,000,000	$1,000,000
12/16	$1,058,300	$1,086,300	$1,076,352	$1,119,600
12/17	$1,085,604	$1,180,482	$1,128,742	$1,364,009
12/18	$1,030,890	$1,132,791	$1,074,550	$1,304,265
12/19	$1,299,024	$1,457,449	$1,351,029	$1,714,978
12/20	$1,201,597	$1,382,827	$1,243,491	$2,030,534
12/21	$1,739,192	$1,953,935	$1,816,898	$2,613,501
12/22	$1,256,218	$1,466,428	$1,330,644	$2,140,196
12/23	$1,468,770	$1,633,014	$1,546,034	$2,702,853
12/24	$1,562,331	$1,713,359	$1,687,601	$3,379,107
12/25	$1,559,050	$1,752,252	$1,746,081	$3,983,291

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	-0.21%	5.34%	4.54%
FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	2.27%	4.85%	5.76%
Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	3.47%	7.02%	5.73%
S&P 500® Index	17.88%	14.42%	14.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Real Estate Securities Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$52,228,604
# of Portfolio Holdings as of Period End	36
Portfolio Turnover Rate for the Period	27%
Total Net Advisory Fees Paid for the Period	$590,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	97.4%
Consumer Discretionary	0.7%
Other	0.8%

Goldman Sachs Real Estate Securities Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

FTSE® is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. All rights in the FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged) (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Real Estate Securities Fund

38142V787-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Real Estate Securities Fund

Service Class: GRESX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Real Estate Securities Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$134	1.34%

How did the Fund perform and what affected its performance?

The U.S. real estate securities market, as represented by the FTSE NAREIT All Equity REITs Index (Total Return, Unhedged, USD) (FTSE Index), underperformed both bonds and U.S. equities broadly during the Period, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively. Interest rates were a major driver of performance, as interest rates were higher for longer and only began to slowly come down in the latter third of 2025. Other factors affecting the U.S. real estate securities market included declining valuations in many segments of the sector and increasing operating costs across the sector as impacted by inflation. Indeed, inflation also impacted capitalization rate assumptions, which, in turn, lowered property valuations. Still, high development costs and constrained financing slowed new supply—while demand remained healthy—creating a favorable fundamental backdrop for higher rents and net operating income growth. Overall, the health care subsector was strongest, with an aging population remaining a tailwind, and office REITs were weakest given weak demand, high vacancies and depressed investor sentiment.

Top Contributors to Performance:

  Effective individual stock selection in the retail, self-storage and health care subsectors contributed most positively. An overweight to the retail subsector also added value.

  Relative to the FTSE Index, the top contributors to the Fund’s results were positions in Prologis, a logistics and supply chain facilities REIT; Ventas, a health care facilities and senior living REIT; and Mid-America Apartment Communities, an apartment community REIT.

  An overweight in Prologis proved beneficial, as its shares enjoyed a double-digit gain on strong industrial fundamentals and increased occupancies.

  An overweight in Ventas contributed positively. Its shares, similarly to Prologis, experienced a double-digit rise on strong underlying fundamentals and increased occupancies.

  An overweight to Mid-America Apartment Communities boosted results. Its stock saw a solid single-digit gain despite mixed earnings reports and a decline in effective rent per unit year over year.

Top Detractors from Performance:

  A combination of allocation decisions and stock selection overall drove the Fund’s underperformance of the FTSE Index.

  Weak stock selection in the residential, office and industrial subsectors detracted most from the Fund’s relative performance. Increased overweights to the residential and office subsectors also hurt.

  Among those holdings detracting most from the Fund’s results relative to the FTSE Index were positions in Americold Realty Trust, Alexandria Real Estate Equities and AvalonBay Communities—each of which experienced a double-digit share price decline during the Period.

  An overweight in Americold Realty Trust, a temperature-controlled warehousing company, detracted due to operational headwinds softening revenue trends and creating net losses in some quarters.

  An overweight in Alexandria Real Estate Equities, an urban office REIT specializing in developing and operating collaborative life science, technology and agtech campuses, dampened results given declining net income and life sciences real estate market weakness generally. We exited the Fund’s position in the REIT in October 2025.

  An overweight in AvalonBay Communities, a multifamily REIT specializing in developing, owning and managing apartment communities in high-barrier, high-growth metropolitan markets, detracted. The REIT missed consensus expectations on net operating income and funds from operations targets due to cooling rent trends and rising operating costs.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

Goldman Sachs Real Estate Securities Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	S&P 500® Index
1/1/16	$10,000	$10,000	$10,000	$10,000
12/16	$10,521	$10,863	$10,764	$11,196
12/17	$10,739	$11,805	$11,287	$13,640
12/18	$10,142	$11,328	$10,746	$13,043
12/19	$12,718	$14,574	$13,510	$17,150
12/20	$11,704	$13,828	$12,435	$20,305
12/21	$16,869	$19,539	$18,169	$26,135
12/22	$12,126	$14,664	$13,306	$21,402
12/23	$14,107	$16,330	$15,460	$27,029
12/24	$14,935	$17,134	$16,876	$33,791
12/25	$14,833	$17,523	$17,461	$39,833

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	-0.68%	4.85%	4.02%
FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	2.27%	4.85%	5.76%
Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	3.47%	7.02%	5.73%
S&P 500® Index	17.88%	14.42%	14.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Real Estate Securities Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$52,228,604
# of Portfolio Holdings as of Period End	36
Portfolio Turnover Rate for the Period	27%
Total Net Advisory Fees Paid for the Period	$590,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	97.4%
Consumer Discretionary	0.7%
Other	0.8%

Goldman Sachs Real Estate Securities Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

FTSE® is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. All rights in the FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged) (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Real Estate Securities Fund

38142V779-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Real Estate Securities Fund

Investor Class: GRETX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Real Estate Securities Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$95	0.95%

How did the Fund perform and what affected its performance?

The U.S. real estate securities market, as represented by the FTSE NAREIT All Equity REITs Index (Total Return, Unhedged, USD) (FTSE Index), underperformed both bonds and U.S. equities broadly during the Period, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively. Interest rates were a major driver of performance, as interest rates were higher for longer and only began to slowly come down in the latter third of 2025. Other factors affecting the U.S. real estate securities market included declining valuations in many segments of the sector and increasing operating costs across the sector as impacted by inflation. Indeed, inflation also impacted capitalization rate assumptions, which, in turn, lowered property valuations. Still, high development costs and constrained financing slowed new supply—while demand remained healthy—creating a favorable fundamental backdrop for higher rents and net operating income growth. Overall, the health care subsector was strongest, with an aging population remaining a tailwind, and office REITs were weakest given weak demand, high vacancies and depressed investor sentiment.

Top Contributors to Performance:

  Effective individual stock selection in the retail, self-storage and health care subsectors contributed most positively. An overweight to the retail subsector also added value.

  Relative to the FTSE Index, the top contributors to the Fund’s results were positions in Prologis, a logistics and supply chain facilities REIT; Ventas, a health care facilities and senior living REIT; and Mid-America Apartment Communities, an apartment community REIT.

  An overweight in Prologis proved beneficial, as its shares enjoyed a double-digit gain on strong industrial fundamentals and increased occupancies.

  An overweight in Ventas contributed positively. Its shares, similarly to Prologis, experienced a double-digit rise on strong underlying fundamentals and increased occupancies.

  An overweight to Mid-America Apartment Communities boosted results. Its stock saw a solid single-digit gain despite mixed earnings reports and a decline in effective rent per unit year over year.

Top Detractors from Performance:

  A combination of allocation decisions and stock selection overall drove the Fund’s underperformance of the FTSE Index.

  Weak stock selection in the residential, office and industrial subsectors detracted most from the Fund’s relative performance. Increased overweights to the residential and office subsectors also hurt.

  Among those holdings detracting most from the Fund’s results relative to the FTSE Index were positions in Americold Realty Trust, Alexandria Real Estate Equities and AvalonBay Communities—each of which experienced a double-digit share price decline during the Period.

  An overweight in Americold Realty Trust, a temperature-controlled warehousing company, detracted due to operational headwinds softening revenue trends and creating net losses in some quarters.

  An overweight in Alexandria Real Estate Equities, an urban office REIT specializing in developing and operating collaborative life science, technology and agtech campuses, dampened results given declining net income and life sciences real estate market weakness generally. We exited the Fund’s position in the REIT in October 2025.

  An overweight in AvalonBay Communities, a multifamily REIT specializing in developing, owning and managing apartment communities in high-barrier, high-growth metropolitan markets, detracted. The REIT missed consensus expectations on net operating income and funds from operations targets due to cooling rent trends and rising operating costs.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

Goldman Sachs Real Estate Securities Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Investor	FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	S&P 500® Index
1/1/16	$10,000	$10,000	$10,000	$10,000
12/16	$10,567	$10,863	$10,764	$11,196
12/17	$10,823	$11,805	$11,287	$13,640
12/18	$10,262	$11,328	$10,746	$13,043
12/19	$12,914	$14,574	$13,510	$17,150
12/20	$11,931	$13,828	$12,435	$20,305
12/21	$17,250	$19,539	$18,169	$26,135
12/22	$12,437	$14,664	$13,306	$21,402
12/23	$14,540	$16,330	$15,460	$27,029
12/24	$15,456	$17,134	$16,876	$33,791
12/25	$15,398	$17,523	$17,461	$39,833

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Investor	-0.38%	5.23%	4.41%
FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	2.27%	4.85%	5.76%
Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	3.47%	7.02%	5.73%
S&P 500® Index	17.88%	14.42%	14.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Real Estate Securities Fund

Investor Class

Key Fund Statistics

Total Net Assets as of Period End	$52,228,604
# of Portfolio Holdings as of Period End	36
Portfolio Turnover Rate for the Period	27%
Total Net Advisory Fees Paid for the Period	$590,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	97.4%
Consumer Discretionary	0.7%
Other	0.8%

Goldman Sachs Real Estate Securities Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

FTSE® is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. All rights in the FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged) (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Real Estate Securities Fund

38145N428-AR-1225     Investor Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Real Estate Securities Fund

Class R6: GREUX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Real Estate Securities Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$83	0.83%

How did the Fund perform and what affected its performance?

The U.S. real estate securities market, as represented by the FTSE NAREIT All Equity REITs Index (Total Return, Unhedged, USD) (FTSE Index), underperformed both bonds and U.S. equities broadly during the Period, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively. Interest rates were a major driver of performance, as interest rates were higher for longer and only began to slowly come down in the latter third of 2025. Other factors affecting the U.S. real estate securities market included declining valuations in many segments of the sector and increasing operating costs across the sector as impacted by inflation. Indeed, inflation also impacted capitalization rate assumptions, which, in turn, lowered property valuations. Still, high development costs and constrained financing slowed new supply—while demand remained healthy—creating a favorable fundamental backdrop for higher rents and net operating income growth. Overall, the health care subsector was strongest, with an aging population remaining a tailwind, and office REITs were weakest given weak demand, high vacancies and depressed investor sentiment.

Top Contributors to Performance:

  Effective individual stock selection in the retail, self-storage and health care subsectors contributed most positively. An overweight to the retail subsector also added value.

  Relative to the FTSE Index, the top contributors to the Fund’s results were positions in Prologis, a logistics and supply chain facilities REIT; Ventas, a health care facilities and senior living REIT; and Mid-America Apartment Communities, an apartment community REIT.

  An overweight in Prologis proved beneficial, as its shares enjoyed a double-digit gain on strong industrial fundamentals and increased occupancies.

  An overweight in Ventas contributed positively. Its shares, similarly to Prologis, experienced a double-digit rise on strong underlying fundamentals and increased occupancies.

  An overweight to Mid-America Apartment Communities boosted results. Its stock saw a solid single-digit gain despite mixed earnings reports and a decline in effective rent per unit year over year.

Top Detractors from Performance:

  A combination of allocation decisions and stock selection overall drove the Fund’s underperformance of the FTSE Index.

  Weak stock selection in the residential, office and industrial subsectors detracted most from the Fund’s relative performance. Increased overweights to the residential and office subsectors also hurt.

  Among those holdings detracting most from the Fund’s results relative to the FTSE Index were positions in Americold Realty Trust, Alexandria Real Estate Equities and AvalonBay Communities—each of which experienced a double-digit share price decline during the Period.

  An overweight in Americold Realty Trust, a temperature-controlled warehousing company, detracted due to operational headwinds softening revenue trends and creating net losses in some quarters.

  An overweight in Alexandria Real Estate Equities, an urban office REIT specializing in developing and operating collaborative life science, technology and agtech campuses, dampened results given declining net income and life sciences real estate market weakness generally. We exited the Fund’s position in the REIT in October 2025.

  An overweight in AvalonBay Communities, a multifamily REIT specializing in developing, owning and managing apartment communities in high-barrier, high-growth metropolitan markets, detracted. The REIT missed consensus expectations on net operating income and funds from operations targets due to cooling rent trends and rising operating costs.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

Goldman Sachs Real Estate Securities Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R6	FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	S&P 500® Index
1/1/16	$10,000	$10,000	$10,000	$10,000
12/16	$10,579	$10,863	$10,764	$11,196
12/17	$10,854	$11,805	$11,287	$13,640
12/18	$10,308	$11,328	$10,746	$13,043
12/19	$12,990	$14,574	$13,510	$17,150
12/20	$12,017	$13,828	$12,435	$20,305
12/21	$17,394	$19,539	$18,169	$26,135
12/22	$12,555	$14,664	$13,306	$21,402
12/23	$14,694	$16,330	$15,460	$27,029
12/24	$15,632	$17,134	$16,876	$33,791
12/25	$15,602	$17,523	$17,461	$39,833

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class R6	-0.19%	5.35%	4.54%
FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	2.27%	4.85%	5.76%
Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	3.47%	7.02%	5.73%
S&P 500® Index	17.88%	14.42%	14.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Real Estate Securities Fund

Class R6

Key Fund Statistics

Total Net Assets as of Period End	$52,228,604
# of Portfolio Holdings as of Period End	36
Portfolio Turnover Rate for the Period	27%
Total Net Advisory Fees Paid for the Period	$590,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	97.4%
Consumer Discretionary	0.7%
Other	0.8%

Goldman Sachs Real Estate Securities Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

FTSE® is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. All rights in the FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged) (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Real Estate Securities Fund

38147X275-AR-1225     Class R6

Annual Shareholder Report

December 31, 2025

Goldman Sachs Real Estate Securities Fund

Class R: GRERX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Real Estate Securities Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$144	1.45%

How did the Fund perform and what affected its performance?

The U.S. real estate securities market, as represented by the FTSE NAREIT All Equity REITs Index (Total Return, Unhedged, USD) (FTSE Index), underperformed both bonds and U.S. equities broadly during the Period, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively. Interest rates were a major driver of performance, as interest rates were higher for longer and only began to slowly come down in the latter third of 2025. Other factors affecting the U.S. real estate securities market included declining valuations in many segments of the sector and increasing operating costs across the sector as impacted by inflation. Indeed, inflation also impacted capitalization rate assumptions, which, in turn, lowered property valuations. Still, high development costs and constrained financing slowed new supply—while demand remained healthy—creating a favorable fundamental backdrop for higher rents and net operating income growth. Overall, the health care subsector was strongest, with an aging population remaining a tailwind, and office REITs were weakest given weak demand, high vacancies and depressed investor sentiment.

Top Contributors to Performance:

  Effective individual stock selection in the retail, self-storage and health care subsectors contributed most positively. An overweight to the retail subsector also added value.

  Relative to the FTSE Index, the top contributors to the Fund’s results were positions in Prologis, a logistics and supply chain facilities REIT; Ventas, a health care facilities and senior living REIT; and Mid-America Apartment Communities, an apartment community REIT.

  An overweight in Prologis proved beneficial, as its shares enjoyed a double-digit gain on strong industrial fundamentals and increased occupancies.

  An overweight in Ventas contributed positively. Its shares, similarly to Prologis, experienced a double-digit rise on strong underlying fundamentals and increased occupancies.

  An overweight to Mid-America Apartment Communities boosted results. Its stock saw a solid single-digit gain despite mixed earnings reports and a decline in effective rent per unit year over year.

Top Detractors from Performance:

  A combination of allocation decisions and stock selection overall drove the Fund’s underperformance of the FTSE Index.

  Weak stock selection in the residential, office and industrial subsectors detracted most from the Fund’s relative performance. Increased overweights to the residential and office subsectors also hurt.

  Among those holdings detracting most from the Fund’s results relative to the FTSE Index were positions in Americold Realty Trust, Alexandria Real Estate Equities and AvalonBay Communities—each of which experienced a double-digit share price decline during the Period.

  An overweight in Americold Realty Trust, a temperature-controlled warehousing company, detracted due to operational headwinds softening revenue trends and creating net losses in some quarters.

  An overweight in Alexandria Real Estate Equities, an urban office REIT specializing in developing and operating collaborative life science, technology and agtech campuses, dampened results given declining net income and life sciences real estate market weakness generally. We exited the Fund’s position in the REIT in October 2025.

  An overweight in AvalonBay Communities, a multifamily REIT specializing in developing, owning and managing apartment communities in high-barrier, high-growth metropolitan markets, detracted. The REIT missed consensus expectations on net operating income and funds from operations targets due to cooling rent trends and rising operating costs.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

Goldman Sachs Real Estate Securities Fund

Class R

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R	FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	S&P 500® Index
1/1/16	$10,000	$10,000	$10,000	$10,000
12/16	$10,509	$10,863	$10,764	$11,196
12/17	$10,711	$11,805	$11,287	$13,640
12/18	$10,109	$11,328	$10,746	$13,043
12/19	$12,650	$14,574	$13,510	$17,150
12/20	$11,636	$13,828	$12,435	$20,305
12/21	$16,734	$19,539	$18,169	$26,135
12/22	$12,012	$14,664	$13,306	$21,402
12/23	$13,965	$16,330	$15,460	$27,029
12/24	$14,767	$17,134	$16,876	$33,791
12/25	$14,656	$17,523	$17,461	$39,833

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class R	-0.75%	4.72%	3.89%
FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	2.27%	4.85%	5.76%
Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	3.47%	7.02%	5.73%
S&P 500® Index	17.88%	14.42%	14.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Real Estate Securities Fund

Class R

Key Fund Statistics

Total Net Assets as of Period End	$52,228,604
# of Portfolio Holdings as of Period End	36
Portfolio Turnover Rate for the Period	27%
Total Net Advisory Fees Paid for the Period	$590,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	97.4%
Consumer Discretionary	0.7%
Other	0.8%

Goldman Sachs Real Estate Securities Fund

Class R

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

FTSE® is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. All rights in the FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged) (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Real Estate Securities Fund

38145N436-AR-1225     Class R

Annual Shareholder Report

December 31, 2025

Goldman Sachs Real Estate Securities Fund

Class P: GMJPX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Real Estate Securities Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$83	0.83%

How did the Fund perform and what affected its performance?

The U.S. real estate securities market, as represented by the FTSE NAREIT All Equity REITs Index (Total Return, Unhedged, USD) (FTSE Index), underperformed both bonds and U.S. equities broadly during the Period, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively. Interest rates were a major driver of performance, as interest rates were higher for longer and only began to slowly come down in the latter third of 2025. Other factors affecting the U.S. real estate securities market included declining valuations in many segments of the sector and increasing operating costs across the sector as impacted by inflation. Indeed, inflation also impacted capitalization rate assumptions, which, in turn, lowered property valuations. Still, high development costs and constrained financing slowed new supply—while demand remained healthy—creating a favorable fundamental backdrop for higher rents and net operating income growth. Overall, the health care subsector was strongest, with an aging population remaining a tailwind, and office REITs were weakest given weak demand, high vacancies and depressed investor sentiment.

Top Contributors to Performance:

  Effective individual stock selection in the retail, self-storage and health care subsectors contributed most positively. An overweight to the retail subsector also added value.

  Relative to the FTSE Index, the top contributors to the Fund’s results were positions in Prologis, a logistics and supply chain facilities REIT; Ventas, a health care facilities and senior living REIT; and Mid-America Apartment Communities, an apartment community REIT.

  An overweight in Prologis proved beneficial, as its shares enjoyed a double-digit gain on strong industrial fundamentals and increased occupancies.

  An overweight in Ventas contributed positively. Its shares, similarly to Prologis, experienced a double-digit rise on strong underlying fundamentals and increased occupancies.

  An overweight to Mid-America Apartment Communities boosted results. Its stock saw a solid single-digit gain despite mixed earnings reports and a decline in effective rent per unit year over year.

Top Detractors from Performance:

  A combination of allocation decisions and stock selection overall drove the Fund’s underperformance of the FTSE Index.

  Weak stock selection in the residential, office and industrial subsectors detracted most from the Fund’s relative performance. Increased overweights to the residential and office subsectors also hurt.

  Among those holdings detracting most from the Fund’s results relative to the FTSE Index were positions in Americold Realty Trust, Alexandria Real Estate Equities and AvalonBay Communities—each of which experienced a double-digit share price decline during the Period.

  An overweight in Americold Realty Trust, a temperature-controlled warehousing company, detracted due to operational headwinds softening revenue trends and creating net losses in some quarters.

  An overweight in Alexandria Real Estate Equities, an urban office REIT specializing in developing and operating collaborative life science, technology and agtech campuses, dampened results given declining net income and life sciences real estate market weakness generally. We exited the Fund’s position in the REIT in October 2025.

  An overweight in AvalonBay Communities, a multifamily REIT specializing in developing, owning and managing apartment communities in high-barrier, high-growth metropolitan markets, detracted. The REIT missed consensus expectations on net operating income and funds from operations targets due to cooling rent trends and rising operating costs.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

Goldman Sachs Real Estate Securities Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	S&P 500® Index
4/17/18	$10,000	$10,000	$10,000	$10,000
12/18	$10,136	$10,228	$10,214	$9,394
12/19	$12,775	$13,159	$12,842	$12,352
12/20	$11,817	$12,486	$11,820	$14,625
12/21	$17,110	$17,642	$17,270	$18,824
12/22	$12,357	$13,240	$12,648	$15,415
12/23	$14,450	$14,745	$14,696	$19,467
12/24	$15,385	$15,470	$16,041	$24,338
12/25	$15,359	$15,821	$16,597	$28,690

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class P (Commenced April 17, 2018)	-0.17%	5.38%	5.72%
FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged)	2.27%	4.85%	6.13%
Wilshire U.S. Real Estate Securities Index (Total Return, USD, Unhedged)	3.47%	7.02%	6.79%
S&P 500® Index	17.88%	14.42%	14.64%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Real Estate Securities Fund

Class P

Key Fund Statistics

Total Net Assets as of Period End	$52,228,604
# of Portfolio Holdings as of Period End	36
Portfolio Turnover Rate for the Period	27%
Total Net Advisory Fees Paid for the Period	$590,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	97.4%
Consumer Discretionary	0.7%
Other	0.8%

Goldman Sachs Real Estate Securities Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

FTSE® is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. All rights in the FTSE NAREIT All Equity REITs Index (Total Return, USD, Unhedged) (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Real Estate Securities Fund

38150B434-AR-1225     Class P

Annual Shareholder Report

December 31, 2025

Goldman Sachs International Tax-Managed Equity Fund

Class A: GATMX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$145	1.21%

How did the Fund perform and what affected its performance?

The broad international equity market performed strongly overall in 2025, significantly outpacing U.S. stocks in positive territory for the first time since 2017 and by the widest gap since 1993. Such strong performance was supported by an improving economic outlook in Europe, European Central Bank and Bank of England interest rate cuts, increased defense spending, favorable currency movements, rising commodity prices, resilient corporate earnings, strong global enthusiasm for technology/AI, political stability in Japan, higher U.S. equity valuations and the U.S. Federal Reserve’s commencement of a monetary easing cycle—all despite the volatility and sector-specific impacts caused by the persistent overhangs of shifting U.S. tariff and trade policy and geopolitical tensions in the Middle East, Russia/Ukraine and other “hot spots” around the world.

Top Contributors to Performance:

  All four of our quantitative model’s investment themes added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  The Market Themes & Trends investment theme contributed most positively to the Fund’s relative returns, followed by the Fundamental Mispricings and Sentiment Analysis investment themes. The High-Quality Business Models investment theme also bolstered performance, though by a smaller degree.

  At the sector level, the Fund benefited from stock selection in industrials and, to a lesser extent, materials and energy.

  In terms of individual holdings, the Fund was helped by overweight positions relative to the Index in Modec, Sumitomo Electric Industries and JX Advanced Metals.

  The overweight in Modec, a Japan-headquartered supplier and operator of offshore floating platforms for the oil and gas industry, was driven by our Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends investment themes.

  We decided to overweight Sumitomo Electric Industries, a Japan-based manufacturer of electric wire and optical fiber cables, largely because of our Market Themes & Trends and High-Quality Business Models investment themes.

  Our Sentiment Analysis and Market Themes & Trends led us to overweight JX Advanced Metals, a Japanese non-ferrous metal company.

Top Detractors from Performance:

  Investments in the real estate sector detracted from the Fund’s relative performance.

  On the stock level, the Fund was hurt by underweight positions versus the Index in Banco Santander, Roche Holding and Banco Bilbao Vizcaya Argentaria.

  The underweight in Spanish multinational bank Banco Santander was the result of our High-Quality Business Models, Market Themes & Trends and Sentiment Analysis investment themes.

  The Fund was underweight Swiss biotechnology company Roche Holding mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The High-Quality Business Models and Market Themes & Trends investment themes were largely responsible for the Fund’s underweight in Banco Bilbao Vizcaya Argentaria, a Spanish multinational financial services company.

Goldman Sachs International Tax-Managed Equity Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class A Excluding sale charges	Class A Including sale charges	MSCI EAFE Index (Net, USD, Unhedged)
1/1/16	$10,000	$9,450	$10,000
12/16	$10,094	$9,539	$10,100
12/17	$13,006	$12,291	$12,628
12/18	$10,813	$10,219	$10,887
12/19	$12,831	$12,125	$13,283
12/20	$14,086	$13,311	$14,321
12/21	$15,779	$14,911	$15,934
12/22	$13,355	$12,621	$13,632
12/23	$16,021	$15,140	$16,118
12/24	$16,981	$16,047	$16,734
12/25	$23,595	$22,297	$21,958

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class A Excluding sale charges	38.95%	10.86%	8.96%
Class A Including sale charges	31.28%	9.61%	8.35%
MSCI EAFE Index (Net, USD, Unhedged)	31.22%	8.92%	8.18%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Tax-Managed Equity Fund

Class A

Key Fund Statistics

Total Net Assets as of Period End	$1,029,625,951
# of Portfolio Holdings as of Period End	286
Portfolio Turnover Rate for the Period	175%
Total Net Advisory Fees Paid for the Period	$7,919,942

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	25.2%
Industrials	18.4%
Health Care	12.4%
Information Technology	9.8%
Consumer Discretionary	8.3%
Consumer Staples	7.7%
Materials	6.7%
Energy	3.3%
Other	9.3%

Goldman Sachs International Tax-Managed Equity Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Tax-Managed Equity Fund

38144N528-AR-1225     Class A

Annual Shareholder Report

December 31, 2025

Goldman Sachs International Tax-Managed Equity Fund

Class C: GCTMX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$233	1.96%

How did the Fund perform and what affected its performance?

The broad international equity market performed strongly overall in 2025, significantly outpacing U.S. stocks in positive territory for the first time since 2017 and by the widest gap since 1993. Such strong performance was supported by an improving economic outlook in Europe, European Central Bank and Bank of England interest rate cuts, increased defense spending, favorable currency movements, rising commodity prices, resilient corporate earnings, strong global enthusiasm for technology/AI, political stability in Japan, higher U.S. equity valuations and the U.S. Federal Reserve’s commencement of a monetary easing cycle—all despite the volatility and sector-specific impacts caused by the persistent overhangs of shifting U.S. tariff and trade policy and geopolitical tensions in the Middle East, Russia/Ukraine and other “hot spots” around the world.

Top Contributors to Performance:

  All four of our quantitative model’s investment themes added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  The Market Themes & Trends investment theme contributed most positively to the Fund’s relative returns, followed by the Fundamental Mispricings and Sentiment Analysis investment themes. The High-Quality Business Models investment theme also bolstered performance, though by a smaller degree.

  At the sector level, the Fund benefited from stock selection in industrials and, to a lesser extent, materials and energy.

  In terms of individual holdings, the Fund was helped by overweight positions relative to the Index in Modec, Sumitomo Electric Industries and JX Advanced Metals.

  The overweight in Modec, a Japan-headquartered supplier and operator of offshore floating platforms for the oil and gas industry, was driven by our Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends investment themes.

  We decided to overweight Sumitomo Electric Industries, a Japan-based manufacturer of electric wire and optical fiber cables, largely because of our Market Themes & Trends and High-Quality Business Models investment themes.

  Our Sentiment Analysis and Market Themes & Trends led us to overweight JX Advanced Metals, a Japanese non-ferrous metal company.

Top Detractors from Performance:

  Investments in the real estate sector detracted from the Fund’s relative performance.

  On the stock level, the Fund was hurt by underweight positions versus the Index in Banco Santander, Roche Holding and Banco Bilbao Vizcaya Argentaria.

  The underweight in Spanish multinational bank Banco Santander was the result of our High-Quality Business Models, Market Themes & Trends and Sentiment Analysis investment themes.

  The Fund was underweight Swiss biotechnology company Roche Holding mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The High-Quality Business Models and Market Themes & Trends investment themes were largely responsible for the Fund’s underweight in Banco Bilbao Vizcaya Argentaria, a Spanish multinational financial services company.

Goldman Sachs International Tax-Managed Equity Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class C Excluding sale charges	Class C Including sale charges	MSCI EAFE Index (Net, USD, Unhedged)
1/1/16	$10,000	$9,900	$10,000
12/16	$10,011	$9,911	$10,100
12/17	$12,799	$12,671	$12,628
12/18	$10,573	$10,468	$10,887
12/19	$12,449	$12,325	$13,283
12/20	$13,558	$13,423	$14,321
12/21	$15,075	$14,925	$15,934
12/22	$12,669	$12,543	$13,632
12/23	$15,074	$14,923	$16,118
12/24	$15,862	$15,704	$16,734
12/25	$21,890	$21,671	$21,958

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class C Excluding sale charges	38.00%	10.05%	8.14%
Class C Including sale charges	36.98%	10.05%	8.14%
MSCI EAFE Index (Net, USD, Unhedged)	31.22%	8.92%	8.18%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Tax-Managed Equity Fund

Class C

Key Fund Statistics

Total Net Assets as of Period End	$1,029,625,951
# of Portfolio Holdings as of Period End	286
Portfolio Turnover Rate for the Period	175%
Total Net Advisory Fees Paid for the Period	$7,919,942

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	25.2%
Industrials	18.4%
Health Care	12.4%
Information Technology	9.8%
Consumer Discretionary	8.3%
Consumer Staples	7.7%
Materials	6.7%
Energy	3.3%
Other	9.3%

Goldman Sachs International Tax-Managed Equity Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Tax-Managed Equity Fund

38144N510-AR-1225     Class C

Annual Shareholder Report

December 31, 2025

Goldman Sachs International Tax-Managed Equity Fund

Institutional Class: GHTMX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$108	0.90%

How did the Fund perform and what affected its performance?

The broad international equity market performed strongly overall in 2025, significantly outpacing U.S. stocks in positive territory for the first time since 2017 and by the widest gap since 1993. Such strong performance was supported by an improving economic outlook in Europe, European Central Bank and Bank of England interest rate cuts, increased defense spending, favorable currency movements, rising commodity prices, resilient corporate earnings, strong global enthusiasm for technology/AI, political stability in Japan, higher U.S. equity valuations and the U.S. Federal Reserve’s commencement of a monetary easing cycle—all despite the volatility and sector-specific impacts caused by the persistent overhangs of shifting U.S. tariff and trade policy and geopolitical tensions in the Middle East, Russia/Ukraine and other “hot spots” around the world.

Top Contributors to Performance:

  All four of our quantitative model’s investment themes added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  The Market Themes & Trends investment theme contributed most positively to the Fund’s relative returns, followed by the Fundamental Mispricings and Sentiment Analysis investment themes. The High-Quality Business Models investment theme also bolstered performance, though by a smaller degree.

  At the sector level, the Fund benefited from stock selection in industrials and, to a lesser extent, materials and energy.

  In terms of individual holdings, the Fund was helped by overweight positions relative to the Index in Modec, Sumitomo Electric Industries and JX Advanced Metals.

  The overweight in Modec, a Japan-headquartered supplier and operator of offshore floating platforms for the oil and gas industry, was driven by our Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends investment themes.

  We decided to overweight Sumitomo Electric Industries, a Japan-based manufacturer of electric wire and optical fiber cables, largely because of our Market Themes & Trends and High-Quality Business Models investment themes.

  Our Sentiment Analysis and Market Themes & Trends led us to overweight JX Advanced Metals, a Japanese non-ferrous metal company.

Top Detractors from Performance:

  Investments in the real estate sector detracted from the Fund’s relative performance.

  On the stock level, the Fund was hurt by underweight positions versus the Index in Banco Santander, Roche Holding and Banco Bilbao Vizcaya Argentaria.

  The underweight in Spanish multinational bank Banco Santander was the result of our High-Quality Business Models, Market Themes & Trends and Sentiment Analysis investment themes.

  The Fund was underweight Swiss biotechnology company Roche Holding mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The High-Quality Business Models and Market Themes & Trends investment themes were largely responsible for the Fund’s underweight in Banco Bilbao Vizcaya Argentaria, a Spanish multinational financial services company.

Goldman Sachs International Tax-Managed Equity Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	MSCI EAFE Index (Net, USD, Unhedged)
1/1/16	$1,000,000	$1,000,000
12/16	$1,012,600	$1,010,000
12/17	$1,310,507	$1,262,803
12/18	$1,094,404	$1,088,662
12/19	$1,302,451	$1,328,277
12/20	$1,434,519	$1,432,148
12/21	$1,612,686	$1,593,408
12/22	$1,370,461	$1,363,161
12/23	$1,647,705	$1,611,801
12/24	$1,751,675	$1,673,372
12/25	$2,443,237	$2,195,799

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	39.48%	11.23%	9.34%
MSCI EAFE Index (Net, USD, Unhedged)	31.22%	8.92%	8.18%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Tax-Managed Equity Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$1,029,625,951
# of Portfolio Holdings as of Period End	286
Portfolio Turnover Rate for the Period	175%
Total Net Advisory Fees Paid for the Period	$7,919,942

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	25.2%
Industrials	18.4%
Health Care	12.4%
Information Technology	9.8%
Consumer Discretionary	8.3%
Consumer Staples	7.7%
Materials	6.7%
Energy	3.3%
Other	9.3%

Goldman Sachs International Tax-Managed Equity Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Tax-Managed Equity Fund

38144N536-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs International Tax-Managed Equity Fund

Investor Class: GITRX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$115	0.96%

How did the Fund perform and what affected its performance?

The broad international equity market performed strongly overall in 2025, significantly outpacing U.S. stocks in positive territory for the first time since 2017 and by the widest gap since 1993. Such strong performance was supported by an improving economic outlook in Europe, European Central Bank and Bank of England interest rate cuts, increased defense spending, favorable currency movements, rising commodity prices, resilient corporate earnings, strong global enthusiasm for technology/AI, political stability in Japan, higher U.S. equity valuations and the U.S. Federal Reserve’s commencement of a monetary easing cycle—all despite the volatility and sector-specific impacts caused by the persistent overhangs of shifting U.S. tariff and trade policy and geopolitical tensions in the Middle East, Russia/Ukraine and other “hot spots” around the world.

Top Contributors to Performance:

  All four of our quantitative model’s investment themes added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  The Market Themes & Trends investment theme contributed most positively to the Fund’s relative returns, followed by the Fundamental Mispricings and Sentiment Analysis investment themes. The High-Quality Business Models investment theme also bolstered performance, though by a smaller degree.

  At the sector level, the Fund benefited from stock selection in industrials and, to a lesser extent, materials and energy.

  In terms of individual holdings, the Fund was helped by overweight positions relative to the Index in Modec, Sumitomo Electric Industries and JX Advanced Metals.

  The overweight in Modec, a Japan-headquartered supplier and operator of offshore floating platforms for the oil and gas industry, was driven by our Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends investment themes.

  We decided to overweight Sumitomo Electric Industries, a Japan-based manufacturer of electric wire and optical fiber cables, largely because of our Market Themes & Trends and High-Quality Business Models investment themes.

  Our Sentiment Analysis and Market Themes & Trends led us to overweight JX Advanced Metals, a Japanese non-ferrous metal company.

Top Detractors from Performance:

  Investments in the real estate sector detracted from the Fund’s relative performance.

  On the stock level, the Fund was hurt by underweight positions versus the Index in Banco Santander, Roche Holding and Banco Bilbao Vizcaya Argentaria.

  The underweight in Spanish multinational bank Banco Santander was the result of our High-Quality Business Models, Market Themes & Trends and Sentiment Analysis investment themes.

  The Fund was underweight Swiss biotechnology company Roche Holding mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The High-Quality Business Models and Market Themes & Trends investment themes were largely responsible for the Fund’s underweight in Banco Bilbao Vizcaya Argentaria, a Spanish multinational financial services company.

Goldman Sachs International Tax-Managed Equity Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Investor	MSCI EAFE Index (Net, USD, Unhedged)
1/1/16	$10,000	$10,000
12/16	$10,121	$10,100
12/17	$13,065	$12,628
12/18	$10,889	$10,887
12/19	$12,946	$13,283
12/20	$14,257	$14,321
12/21	$16,012	$15,934
12/22	$13,586	$13,632
12/23	$16,338	$16,118
12/24	$17,360	$16,734
12/25	$24,197	$21,958

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Investor	39.39%	11.16%	9.23%
MSCI EAFE Index (Net, USD, Unhedged)	31.22%	8.92%	8.18%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Tax-Managed Equity Fund

Investor Class

Key Fund Statistics

Total Net Assets as of Period End	$1,029,625,951
# of Portfolio Holdings as of Period End	286
Portfolio Turnover Rate for the Period	175%
Total Net Advisory Fees Paid for the Period	$7,919,942

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	25.2%
Industrials	18.4%
Health Care	12.4%
Information Technology	9.8%
Consumer Discretionary	8.3%
Consumer Staples	7.7%
Materials	6.7%
Energy	3.3%
Other	9.3%

Goldman Sachs International Tax-Managed Equity Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Tax-Managed Equity Fund

38145C539-AR-1225     Investor Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs International Tax-Managed Equity Fund

Class R6: GHTRX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$107	0.89%

How did the Fund perform and what affected its performance?

The broad international equity market performed strongly overall in 2025, significantly outpacing U.S. stocks in positive territory for the first time since 2017 and by the widest gap since 1993. Such strong performance was supported by an improving economic outlook in Europe, European Central Bank and Bank of England interest rate cuts, increased defense spending, favorable currency movements, rising commodity prices, resilient corporate earnings, strong global enthusiasm for technology/AI, political stability in Japan, higher U.S. equity valuations and the U.S. Federal Reserve’s commencement of a monetary easing cycle—all despite the volatility and sector-specific impacts caused by the persistent overhangs of shifting U.S. tariff and trade policy and geopolitical tensions in the Middle East, Russia/Ukraine and other “hot spots” around the world.

Top Contributors to Performance:

  All four of our quantitative model’s investment themes added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  The Market Themes & Trends investment theme contributed most positively to the Fund’s relative returns, followed by the Fundamental Mispricings and Sentiment Analysis investment themes. The High-Quality Business Models investment theme also bolstered performance, though by a smaller degree.

  At the sector level, the Fund benefited from stock selection in industrials and, to a lesser extent, materials and energy.

  In terms of individual holdings, the Fund was helped by overweight positions relative to the Index in Modec, Sumitomo Electric Industries and JX Advanced Metals.

  The overweight in Modec, a Japan-headquartered supplier and operator of offshore floating platforms for the oil and gas industry, was driven by our Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends investment themes.

  We decided to overweight Sumitomo Electric Industries, a Japan-based manufacturer of electric wire and optical fiber cables, largely because of our Market Themes & Trends and High-Quality Business Models investment themes.

  Our Sentiment Analysis and Market Themes & Trends led us to overweight JX Advanced Metals, a Japanese non-ferrous metal company.

Top Detractors from Performance:

  Investments in the real estate sector detracted from the Fund’s relative performance.

  On the stock level, the Fund was hurt by underweight positions versus the Index in Banco Santander, Roche Holding and Banco Bilbao Vizcaya Argentaria.

  The underweight in Spanish multinational bank Banco Santander was the result of our High-Quality Business Models, Market Themes & Trends and Sentiment Analysis investment themes.

  The Fund was underweight Swiss biotechnology company Roche Holding mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The High-Quality Business Models and Market Themes & Trends investment themes were largely responsible for the Fund’s underweight in Banco Bilbao Vizcaya Argentaria, a Spanish multinational financial services company.

Goldman Sachs International Tax-Managed Equity Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R6	MSCI EAFE Index (Net, USD, Unhedged)
4/30/18	$10,000	$10,000
12/18	$8,293	$8,560
12/19	$9,873	$10,444
12/20	$10,883	$11,261
12/21	$12,236	$12,529
12/22	$10,387	$10,718
12/23	$12,495	$12,673
12/24	$13,291	$13,157
12/25	$18,535	$17,265

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class R6 (Commenced April 30, 2018)	39.45%	11.23%	8.37%
MSCI EAFE Index (Net, USD, Unhedged)	31.22%	8.92%	7.37%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Tax-Managed Equity Fund

Class R6

Key Fund Statistics

Total Net Assets as of Period End	$1,029,625,951
# of Portfolio Holdings as of Period End	286
Portfolio Turnover Rate for the Period	175%
Total Net Advisory Fees Paid for the Period	$7,919,942

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	25.2%
Industrials	18.4%
Health Care	12.4%
Information Technology	9.8%
Consumer Discretionary	8.3%
Consumer Staples	7.7%
Materials	6.7%
Energy	3.3%
Other	9.3%

Goldman Sachs International Tax-Managed Equity Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Tax-Managed Equity Fund

38150C606-AR-1225     Class R6

Annual Shareholder Report

December 31, 2025

Goldman Sachs International Tax-Managed Equity Fund

Class P: GGCPX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$107	0.89%

How did the Fund perform and what affected its performance?

The broad international equity market performed strongly overall in 2025, significantly outpacing U.S. stocks in positive territory for the first time since 2017 and by the widest gap since 1993. Such strong performance was supported by an improving economic outlook in Europe, European Central Bank and Bank of England interest rate cuts, increased defense spending, favorable currency movements, rising commodity prices, resilient corporate earnings, strong global enthusiasm for technology/AI, political stability in Japan, higher U.S. equity valuations and the U.S. Federal Reserve’s commencement of a monetary easing cycle—all despite the volatility and sector-specific impacts caused by the persistent overhangs of shifting U.S. tariff and trade policy and geopolitical tensions in the Middle East, Russia/Ukraine and other “hot spots” around the world.

Top Contributors to Performance:

  All four of our quantitative model’s investment themes added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  The Market Themes & Trends investment theme contributed most positively to the Fund’s relative returns, followed by the Fundamental Mispricings and Sentiment Analysis investment themes. The High-Quality Business Models investment theme also bolstered performance, though by a smaller degree.

  At the sector level, the Fund benefited from stock selection in industrials and, to a lesser extent, materials and energy.

  In terms of individual holdings, the Fund was helped by overweight positions relative to the Index in Modec, Sumitomo Electric Industries and JX Advanced Metals.

  The overweight in Modec, a Japan-headquartered supplier and operator of offshore floating platforms for the oil and gas industry, was driven by our Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends investment themes.

  We decided to overweight Sumitomo Electric Industries, a Japan-based manufacturer of electric wire and optical fiber cables, largely because of our Market Themes & Trends and High-Quality Business Models investment themes.

  Our Sentiment Analysis and Market Themes & Trends led us to overweight JX Advanced Metals, a Japanese non-ferrous metal company.

Top Detractors from Performance:

  Investments in the real estate sector detracted from the Fund’s relative performance.

  On the stock level, the Fund was hurt by underweight positions versus the Index in Banco Santander, Roche Holding and Banco Bilbao Vizcaya Argentaria.

  The underweight in Spanish multinational bank Banco Santander was the result of our High-Quality Business Models, Market Themes & Trends and Sentiment Analysis investment themes.

  The Fund was underweight Swiss biotechnology company Roche Holding mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The High-Quality Business Models and Market Themes & Trends investment themes were largely responsible for the Fund’s underweight in Banco Bilbao Vizcaya Argentaria, a Spanish multinational financial services company.

Goldman Sachs International Tax-Managed Equity Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	MSCI EAFE Index (Net, USD, Unhedged)
4/17/18	$10,000	$10,000
12/18	$8,191	$8,548
12/19	$9,749	$10,429
12/20	$10,736	$11,245
12/21	$12,069	$12,511
12/22	$10,255	$10,703
12/23	$12,335	$12,656
12/24	$13,120	$13,139
12/25	$18,292	$17,241

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class P (Commenced April 17, 2018)	39.42%	11.24%	8.14%
MSCI EAFE Index (Net, USD, Unhedged)	31.22%	8.92%	7.32%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Tax-Managed Equity Fund

Class P

Key Fund Statistics

Total Net Assets as of Period End	$1,029,625,951
# of Portfolio Holdings as of Period End	286
Portfolio Turnover Rate for the Period	175%
Total Net Advisory Fees Paid for the Period	$7,919,942

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	25.2%
Industrials	18.4%
Health Care	12.4%
Information Technology	9.8%
Consumer Discretionary	8.3%
Consumer Staples	7.7%
Materials	6.7%
Energy	3.3%
Other	9.3%

Goldman Sachs International Tax-Managed Equity Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Tax-Managed Equity Fund

38150B566-AR-1225     Class P

Annual Shareholder Report

December 31, 2025

Goldman Sachs U.S. Tax-Managed Equity Fund

Class A: GCTAX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$109	1.01%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Sentiment Analysis, one of our quantitative model’s four investment themes, bolstered the Fund’s performance versus its benchmark, the Russell 3000 Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  On the sector level, the Fund was helped by its investments in materials and financials.

  Among individual holdings, the Fund benefited from overweight positions relative to the Index in Hecla Mining and Southern Copper as well as from an underweight in UnitedHealth Group.

  The overweight in Hecla Mining, a producer of gold, silver and other precious metals, was primarily due to our Market Themes & Trends, Sentiment Analysis and High-Quality Business Models investment themes.

  We chose to overweight Southern Copper, which owns copper mines, smelters and refiners, mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The Fund was overweight Dell Technologies, a provider of hardware, software and service solutions, primarily because of the Sentiment Analysis and High Quality Business Models investment themes.

  Our Sentiment Analysis investment theme led us to underweight health insurance company UnitedHealth Group.

Top Detractors from Performance:

  Among investment themes, High-Quality Business Models detracted most from the Fund’s relative performance, followed by Market Themes & Trends and, at a distance, Fundamental Mispricings.

  The Fund was hampered by its investments in the information technology sector and, to a smaller degree, the consumer discretionary and real estate sectors.

  Regarding individual stock positions, the Fund was hurt by overweight positions versus the Index in Gartner and IQVIA Holdings and by an underweight in Palantir Technologies.

  The Fund’s overweight in Gartner, a research and advisory firm focusing on business and technology topics, was driven by our High-Quality Business Models and Sentiment Analysis investment themes.

  The overweight in IQVIA Holdings, which focuses on health information technology and clinical research, was mostly the result of our Sentiment Analysis, Market Themes & Trends and High-Quality Business Models investment themes.

  We decided to underweight data integration company Palantir Technologies largely because of our High-Quality Business Models and Fundamental Mispricings investment themes.

Goldman Sachs U.S. Tax-Managed Equity Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class A Excluding sale charges	Class A Including sale charges	Russell 3000® Index
1/1/16	$10,000	$9,450	$10,000
12/16	$10,912	$10,312	$11,274
12/17	$13,081	$12,362	$13,656
12/18	$12,015	$11,354	$12,941
12/19	$15,077	$14,247	$16,955
12/20	$17,656	$16,685	$20,497
12/21	$22,741	$21,490	$25,756
12/22	$18,077	$17,083	$20,808
12/23	$22,309	$21,082	$26,210
12/24	$28,015	$26,475	$32,451
12/25	$32,215	$30,443	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class A Excluding sale charges	14.99%	12.77%	12.40%
Class A Including sale charges	8.66%	11.51%	11.76%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Tax-Managed Equity Fund

Class A

Key Fund Statistics

Total Net Assets as of Period End	$4,329,184,756
# of Portfolio Holdings as of Period End	253
Portfolio Turnover Rate for the Period	188%
Total Net Advisory Fees Paid for the Period	$24,433,309

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	28.9%
Financials	14.6%
Consumer Discretionary	12.6%
Health Care	11.7%
Industrials	10.0%
Communication Services	9.3%
Consumer Staples	3.7%
Materials	3.1%
Real Estate	2.8%
Other	2.6%

Goldman Sachs U.S. Tax-Managed Equity Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “Russell®”, and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Tax-Managed Equity Fund

38142Y674-AR-1225     Class A

Annual Shareholder Report

December 31, 2025

Goldman Sachs U.S. Tax-Managed Equity Fund

Class C: GCTCX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$188	1.76%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Sentiment Analysis, one of our quantitative model’s four investment themes, bolstered the Fund’s performance versus its benchmark, the Russell 3000 Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  On the sector level, the Fund was helped by its investments in materials and financials.

  Among individual holdings, the Fund benefited from overweight positions relative to the Index in Hecla Mining and Southern Copper as well as from an underweight in UnitedHealth Group.

  The overweight in Hecla Mining, a producer of gold, silver and other precious metals, was primarily due to our Market Themes & Trends, Sentiment Analysis and High-Quality Business Models investment themes.

  We chose to overweight Southern Copper, which owns copper mines, smelters and refiners, mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The Fund was overweight Dell Technologies, a provider of hardware, software and service solutions, primarily because of the Sentiment Analysis and High Quality Business Models investment themes.

  Our Sentiment Analysis investment theme led us to underweight health insurance company UnitedHealth Group.

Top Detractors from Performance:

  Among investment themes, High-Quality Business Models detracted most from the Fund’s relative performance, followed by Market Themes & Trends and, at a distance, Fundamental Mispricings.

  The Fund was hampered by its investments in the information technology sector and, to a smaller degree, the consumer discretionary and real estate sectors.

  Regarding individual stock positions, the Fund was hurt by overweight positions versus the Index in Gartner and IQVIA Holdings and by an underweight in Palantir Technologies.

  The Fund’s overweight in Gartner, a research and advisory firm focusing on business and technology topics, was driven by our High-Quality Business Models and Sentiment Analysis investment themes.

  The overweight in IQVIA Holdings, which focuses on health information technology and clinical research, was mostly the result of our Sentiment Analysis, Market Themes & Trends and High-Quality Business Models investment themes.

  We decided to underweight data integration company Palantir Technologies largely because of our High-Quality Business Models and Fundamental Mispricings investment themes.

Goldman Sachs U.S. Tax-Managed Equity Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class C Excluding sale charges	Class C Including sale charges	Russell 3000® Index
1/1/16	$10,000	$9,900	$10,000
12/16	$10,837	$10,729	$11,274
12/17	$12,887	$12,758	$13,656
12/18	$11,747	$11,629	$12,941
12/19	$14,630	$14,483	$16,955
12/20	$17,014	$16,844	$20,497
12/21	$21,747	$21,530	$25,756
12/22	$17,154	$16,983	$20,808
12/23	$21,014	$20,804	$26,210
12/24	$26,194	$25,932	$32,451
12/25	$29,893	$29,594	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class C Excluding sale charges	14.12%	11.92%	11.56%
Class C Including sale charges	13.12%	11.92%	11.56%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Tax-Managed Equity Fund

Class C

Key Fund Statistics

Total Net Assets as of Period End	$4,329,184,756
# of Portfolio Holdings as of Period End	253
Portfolio Turnover Rate for the Period	188%
Total Net Advisory Fees Paid for the Period	$24,433,309

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	28.9%
Financials	14.6%
Consumer Discretionary	12.6%
Health Care	11.7%
Industrials	10.0%
Communication Services	9.3%
Consumer Staples	3.7%
Materials	3.1%
Real Estate	2.8%
Other	2.6%

Goldman Sachs U.S. Tax-Managed Equity Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “Russell®”, and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Tax-Managed Equity Fund

38142Y658-AR-1225     Class C

Annual Shareholder Report

December 31, 2025

Goldman Sachs U.S. Tax-Managed Equity Fund

Institutional Class: GCTIX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$74	0.69%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Sentiment Analysis, one of our quantitative model’s four investment themes, bolstered the Fund’s performance versus its benchmark, the Russell 3000 Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  On the sector level, the Fund was helped by its investments in materials and financials.

  Among individual holdings, the Fund benefited from overweight positions relative to the Index in Hecla Mining and Southern Copper as well as from an underweight in UnitedHealth Group.

  The overweight in Hecla Mining, a producer of gold, silver and other precious metals, was primarily due to our Market Themes & Trends, Sentiment Analysis and High-Quality Business Models investment themes.

  We chose to overweight Southern Copper, which owns copper mines, smelters and refiners, mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The Fund was overweight Dell Technologies, a provider of hardware, software and service solutions, primarily because of the Sentiment Analysis and High Quality Business Models investment themes.

  Our Sentiment Analysis investment theme led us to underweight health insurance company UnitedHealth Group.

Top Detractors from Performance:

  Among investment themes, High-Quality Business Models detracted most from the Fund’s relative performance, followed by Market Themes & Trends and, at a distance, Fundamental Mispricings.

  The Fund was hampered by its investments in the information technology sector and, to a smaller degree, the consumer discretionary and real estate sectors.

  Regarding individual stock positions, the Fund was hurt by overweight positions versus the Index in Gartner and IQVIA Holdings and by an underweight in Palantir Technologies.

  The Fund’s overweight in Gartner, a research and advisory firm focusing on business and technology topics, was driven by our High-Quality Business Models and Sentiment Analysis investment themes.

  The overweight in IQVIA Holdings, which focuses on health information technology and clinical research, was mostly the result of our Sentiment Analysis, Market Themes & Trends and High-Quality Business Models investment themes.

  We decided to underweight data integration company Palantir Technologies largely because of our High-Quality Business Models and Fundamental Mispricings investment themes.

Goldman Sachs U.S. Tax-Managed Equity Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	Russell 3000® Index
1/1/16	$1,000,000	$1,000,000
12/16	$1,096,400	$1,127,400
12/17	$1,318,860	$1,365,620
12/18	$1,216,252	$1,294,061
12/19	$1,531,262	$1,695,479
12/20	$1,799,692	$2,049,664
12/21	$2,325,742	$2,575,608
12/22	$1,854,546	$2,080,834
12/23	$2,296,114	$2,621,019
12/24	$2,892,874	$3,245,083
12/25	$3,336,930	$3,801,615

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	15.35%	13.13%	12.79%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Tax-Managed Equity Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$4,329,184,756
# of Portfolio Holdings as of Period End	253
Portfolio Turnover Rate for the Period	188%
Total Net Advisory Fees Paid for the Period	$24,433,309

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	28.9%
Financials	14.6%
Consumer Discretionary	12.6%
Health Care	11.7%
Industrials	10.0%
Communication Services	9.3%
Consumer Staples	3.7%
Materials	3.1%
Real Estate	2.8%
Other	2.6%

Goldman Sachs U.S. Tax-Managed Equity Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “Russell®”, and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Tax-Managed Equity Fund

38142Y641-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs U.S. Tax-Managed Equity Fund

Service Class: GCTSX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$128	1.19%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Sentiment Analysis, one of our quantitative model’s four investment themes, bolstered the Fund’s performance versus its benchmark, the Russell 3000 Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  On the sector level, the Fund was helped by its investments in materials and financials.

  Among individual holdings, the Fund benefited from overweight positions relative to the Index in Hecla Mining and Southern Copper as well as from an underweight in UnitedHealth Group.

  The overweight in Hecla Mining, a producer of gold, silver and other precious metals, was primarily due to our Market Themes & Trends, Sentiment Analysis and High-Quality Business Models investment themes.

  We chose to overweight Southern Copper, which owns copper mines, smelters and refiners, mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The Fund was overweight Dell Technologies, a provider of hardware, software and service solutions, primarily because of the Sentiment Analysis and High Quality Business Models investment themes.

  Our Sentiment Analysis investment theme led us to underweight health insurance company UnitedHealth Group.

Top Detractors from Performance:

  Among investment themes, High-Quality Business Models detracted most from the Fund’s relative performance, followed by Market Themes & Trends and, at a distance, Fundamental Mispricings.

  The Fund was hampered by its investments in the information technology sector and, to a smaller degree, the consumer discretionary and real estate sectors.

  Regarding individual stock positions, the Fund was hurt by overweight positions versus the Index in Gartner and IQVIA Holdings and by an underweight in Palantir Technologies.

  The Fund’s overweight in Gartner, a research and advisory firm focusing on business and technology topics, was driven by our High-Quality Business Models and Sentiment Analysis investment themes.

  The overweight in IQVIA Holdings, which focuses on health information technology and clinical research, was mostly the result of our Sentiment Analysis, Market Themes & Trends and High-Quality Business Models investment themes.

  We decided to underweight data integration company Palantir Technologies largely because of our High-Quality Business Models and Fundamental Mispricings investment themes.

Goldman Sachs U.S. Tax-Managed Equity Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	Russell 3000® Index
1/1/16	$10,000	$10,000
12/16	$10,909	$11,274
12/17	$13,059	$13,656
12/18	$11,980	$12,941
12/19	$15,013	$16,955
12/20	$17,553	$20,497
12/21	$22,570	$25,756
12/22	$17,909	$20,808
12/23	$22,058	$26,210
12/24	$27,650	$32,451
12/25	$31,737	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	14.78%	12.57%	12.23%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Tax-Managed Equity Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$4,329,184,756
# of Portfolio Holdings as of Period End	253
Portfolio Turnover Rate for the Period	188%
Total Net Advisory Fees Paid for the Period	$24,433,309

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	28.9%
Financials	14.6%
Consumer Discretionary	12.6%
Health Care	11.7%
Industrials	10.0%
Communication Services	9.3%
Consumer Staples	3.7%
Materials	3.1%
Real Estate	2.8%
Other	2.6%

Goldman Sachs U.S. Tax-Managed Equity Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “Russell®”, and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Tax-Managed Equity Fund

38142Y633-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs U.S. Tax-Managed Equity Fund

Investor Class: GQIRX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$82	0.76%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Sentiment Analysis, one of our quantitative model’s four investment themes, bolstered the Fund’s performance versus its benchmark, the Russell 3000 Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  On the sector level, the Fund was helped by its investments in materials and financials.

  Among individual holdings, the Fund benefited from overweight positions relative to the Index in Hecla Mining and Southern Copper as well as from an underweight in UnitedHealth Group.

  The overweight in Hecla Mining, a producer of gold, silver and other precious metals, was primarily due to our Market Themes & Trends, Sentiment Analysis and High-Quality Business Models investment themes.

  We chose to overweight Southern Copper, which owns copper mines, smelters and refiners, mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The Fund was overweight Dell Technologies, a provider of hardware, software and service solutions, primarily because of the Sentiment Analysis and High Quality Business Models investment themes.

  Our Sentiment Analysis investment theme led us to underweight health insurance company UnitedHealth Group.

Top Detractors from Performance:

  Among investment themes, High-Quality Business Models detracted most from the Fund’s relative performance, followed by Market Themes & Trends and, at a distance, Fundamental Mispricings.

  The Fund was hampered by its investments in the information technology sector and, to a smaller degree, the consumer discretionary and real estate sectors.

  Regarding individual stock positions, the Fund was hurt by overweight positions versus the Index in Gartner and IQVIA Holdings and by an underweight in Palantir Technologies.

  The Fund’s overweight in Gartner, a research and advisory firm focusing on business and technology topics, was driven by our High-Quality Business Models and Sentiment Analysis investment themes.

  The overweight in IQVIA Holdings, which focuses on health information technology and clinical research, was mostly the result of our Sentiment Analysis, Market Themes & Trends and High-Quality Business Models investment themes.

  We decided to underweight data integration company Palantir Technologies largely because of our High-Quality Business Models and Fundamental Mispricings investment themes.

Goldman Sachs U.S. Tax-Managed Equity Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Investor	Russell 3000® Index
1/1/16	$10,000	$10,000
12/16	$10,943	$11,274
12/17	$13,147	$13,656
12/18	$12,102	$12,941
12/19	$15,226	$16,955
12/20	$17,880	$20,497
12/21	$23,089	$25,756
12/22	$18,400	$20,808
12/23	$22,762	$26,210
12/24	$28,653	$32,451
12/25	$33,028	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Investor	15.27%	13.05%	12.68%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Tax-Managed Equity Fund

Investor Class

Key Fund Statistics

Total Net Assets as of Period End	$4,329,184,756
# of Portfolio Holdings as of Period End	253
Portfolio Turnover Rate for the Period	188%
Total Net Advisory Fees Paid for the Period	$24,433,309

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	28.9%
Financials	14.6%
Consumer Discretionary	12.6%
Health Care	11.7%
Industrials	10.0%
Communication Services	9.3%
Consumer Staples	3.7%
Materials	3.1%
Real Estate	2.8%
Other	2.6%

Goldman Sachs U.S. Tax-Managed Equity Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “Russell®”, and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Tax-Managed Equity Fund

38145C521-AR-1225     Investor Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs U.S. Tax-Managed Equity Fund

Class R6: GCTRX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$73	0.68%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Sentiment Analysis, one of our quantitative model’s four investment themes, bolstered the Fund’s performance versus its benchmark, the Russell 3000 Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  On the sector level, the Fund was helped by its investments in materials and financials.

  Among individual holdings, the Fund benefited from overweight positions relative to the Index in Hecla Mining and Southern Copper as well as from an underweight in UnitedHealth Group.

  The overweight in Hecla Mining, a producer of gold, silver and other precious metals, was primarily due to our Market Themes & Trends, Sentiment Analysis and High-Quality Business Models investment themes.

  We chose to overweight Southern Copper, which owns copper mines, smelters and refiners, mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The Fund was overweight Dell Technologies, a provider of hardware, software and service solutions, primarily because of the Sentiment Analysis and High Quality Business Models investment themes.

  Our Sentiment Analysis investment theme led us to underweight health insurance company UnitedHealth Group.

Top Detractors from Performance:

  Among investment themes, High-Quality Business Models detracted most from the Fund’s relative performance, followed by Market Themes & Trends and, at a distance, Fundamental Mispricings.

  The Fund was hampered by its investments in the information technology sector and, to a smaller degree, the consumer discretionary and real estate sectors.

  Regarding individual stock positions, the Fund was hurt by overweight positions versus the Index in Gartner and IQVIA Holdings and by an underweight in Palantir Technologies.

  The Fund’s overweight in Gartner, a research and advisory firm focusing on business and technology topics, was driven by our High-Quality Business Models and Sentiment Analysis investment themes.

  The overweight in IQVIA Holdings, which focuses on health information technology and clinical research, was mostly the result of our Sentiment Analysis, Market Themes & Trends and High-Quality Business Models investment themes.

  We decided to underweight data integration company Palantir Technologies largely because of our High-Quality Business Models and Fundamental Mispricings investment themes.

Goldman Sachs U.S. Tax-Managed Equity Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R6	Russell 3000® Index
4/30/18	$10,000	$10,000
12/18	$9,128	$9,501
12/19	$11,498	$12,448
12/20	$13,514	$15,049
12/21	$17,466	$18,910
12/22	$13,927	$15,277
12/23	$17,249	$19,244
12/24	$21,729	$23,825
12/25	$25,068	$27,911

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class R6 (Commenced April 30, 2018)	15.37%	13.15%	12.71%
Russell 3000® Index	17.15%	13.14%	14.30%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Tax-Managed Equity Fund

Class R6

Key Fund Statistics

Total Net Assets as of Period End	$4,329,184,756
# of Portfolio Holdings as of Period End	253
Portfolio Turnover Rate for the Period	188%
Total Net Advisory Fees Paid for the Period	$24,433,309

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	28.9%
Financials	14.6%
Consumer Discretionary	12.6%
Health Care	11.7%
Industrials	10.0%
Communication Services	9.3%
Consumer Staples	3.7%
Materials	3.1%
Real Estate	2.8%
Other	2.6%

Goldman Sachs U.S. Tax-Managed Equity Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “Russell®”, and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Tax-Managed Equity Fund

38150C705-AR-1225     Class R6

Annual Shareholder Report

December 31, 2025

Goldman Sachs U.S. Tax-Managed Equity Fund

Class P: GSDPX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$73	0.68%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Sentiment Analysis, one of our quantitative model’s four investment themes, bolstered the Fund’s performance versus its benchmark, the Russell 3000 Index (Index). We use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model.

  On the sector level, the Fund was helped by its investments in materials and financials.

  Among individual holdings, the Fund benefited from overweight positions relative to the Index in Hecla Mining and Southern Copper as well as from an underweight in UnitedHealth Group.

  The overweight in Hecla Mining, a producer of gold, silver and other precious metals, was primarily due to our Market Themes & Trends, Sentiment Analysis and High-Quality Business Models investment themes.

  We chose to overweight Southern Copper, which owns copper mines, smelters and refiners, mainly because of our Sentiment Analysis and High-Quality Business Models investment themes.

  The Fund was overweight Dell Technologies, a provider of hardware, software and service solutions, primarily because of the Sentiment Analysis and High Quality Business Models investment themes.

  Our Sentiment Analysis investment theme led us to underweight health insurance company UnitedHealth Group.

Top Detractors from Performance:

  Among investment themes, High-Quality Business Models detracted most from the Fund’s relative performance, followed by Market Themes & Trends and, at a distance, Fundamental Mispricings.

  The Fund was hampered by its investments in the information technology sector and, to a smaller degree, the consumer discretionary and real estate sectors.

  Regarding individual stock positions, the Fund was hurt by overweight positions versus the Index in Gartner and IQVIA Holdings and by an underweight in Palantir Technologies.

  The Fund’s overweight in Gartner, a research and advisory firm focusing on business and technology topics, was driven by our High-Quality Business Models and Sentiment Analysis investment themes.

  The overweight in IQVIA Holdings, which focuses on health information technology and clinical research, was mostly the result of our Sentiment Analysis, Market Themes & Trends and High-Quality Business Models investment themes.

  We decided to underweight data integration company Palantir Technologies largely because of our High-Quality Business Models and Fundamental Mispricings investment themes.

Goldman Sachs U.S. Tax-Managed Equity Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	Russell 3000® Index
4/17/18	$10,000	$10,000
12/18	$8,938	$9,299
12/19	$11,257	$12,184
12/20	$13,231	$14,729
12/21	$17,098	$18,508
12/22	$13,636	$14,953
12/23	$16,887	$18,834
12/24	$21,272	$23,319
12/25	$24,546	$27,318

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class P (Commenced April 17, 2018)	15.39%	13.15%	12.34%
Russell 3000® Index	17.15%	13.14%	13.91%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Tax-Managed Equity Fund

Class P

Key Fund Statistics

Total Net Assets as of Period End	$4,329,184,756
# of Portfolio Holdings as of Period End	253
Portfolio Turnover Rate for the Period	188%
Total Net Advisory Fees Paid for the Period	$24,433,309

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	28.9%
Financials	14.6%
Consumer Discretionary	12.6%
Health Care	11.7%
Industrials	10.0%
Communication Services	9.3%
Consumer Staples	3.7%
Materials	3.1%
Real Estate	2.8%
Other	2.6%

Goldman Sachs U.S. Tax-Managed Equity Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “Russell®”, and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Tax-Managed Equity Fund

38150B178-AR-1225     Class P

Annual Shareholder Report

December 31, 2025

Goldman Sachs Managed Futures Strategy Fund

Class A: GMSAX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Managed Futures Strategy Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$130	1.30%

How did the Fund perform and what affected its performance?

The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Top Contributors to Performance:

  Exposures to equities overall contributed positively.

  Trend-following in assets such as developed markets equities, emerging markets equities and some yield curve spreads added value.

  More specifically, positions in yield curve spreads contributed most positively to performance during the Period.

  Positions in emerging markets equities contributed positively during the Period.

  Exposures to commodities remained flat, but exposures to gold contributed positively.

Top Detractors from Performance:

  Exposures to fixed income and short-term interest rates were mixed but detracted overall. Trend signals for both developed and emerging markets fixed income shifted numerous times during the Period, adapting to changes in investor sentiment around tariffs and other global events.

  Exposures to developed markets currencies were mixed, shifting from negative to positive and fluctuating significantly throughout the Period. When exposures were positive, those exposures varied in magnitude. While mixed exposure to developed markets currencies ended the Period positive, the Fund’s positions detracted overall because of broad volatility in 2025 as a whole, which typically presents difficulties for trend-following strategies. Investments in the Norwegian krone particularly hurt performance.

Goldman Sachs Managed Futures Strategy Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class A Excluding sale charges	Class A Including sale charges	ICE BofAML Three-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
1/1/16	$10,000	$9,450	$10,000	$10,000
12/16	$9,912	$9,367	$10,033	$10,395
12/17	$10,139	$9,581	$10,119	$10,711
12/18	$9,899	$9,354	$10,309	$10,900
12/19	$10,124	$9,568	$10,544	$11,795
12/20	$10,796	$10,202	$10,614	$12,454
12/21	$11,297	$10,675	$10,619	$12,281
12/22	$13,565	$12,819	$10,775	$10,903
12/23	$12,998	$12,283	$11,314	$11,682
12/24	$12,308	$11,631	$11,908	$12,079
12/25	$12,335	$11,656	$12,406	$12,666

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class A Excluding sale charges	0.22%	2.70%	2.12%
Class A Including sale charges	-5.30%	1.54%	1.55%
ICE BofAML Three-Month U.S. Treasury Bill Index	4.18%	3.17%	2.18%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	4.86%	0.34%	2.39%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Managed Futures Strategy Fund

Class A

Key Fund Statistics

Total Net Assets as of Period End	$164,759,208
# of Portfolio Holdings as of Period End	153
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$1,384,775

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

Effective August 5, 2025, the Fund’s Investment Adviser agreed to (i) waive a portion of its management fee to achieve an effective net management fee rate of 0.70% as an annual percentage of average daily net assets of the Fund and (ii) increase the “Other Expenses” limitation for the Fund from 0.254% to 0.054% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2027.

The Fund's net expense ratio decreased during the Period as a result of an increase in management fee waivers.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Markets ex US Equity	34.3	27.4	6.9	20.6
Developed Markets Currency	55.3	33.7	21.6	12.1
Emerging Markets Equity	9.1	8.7	0.4	8.3
Emerging Markets Currency	19.5	12.7	6.8	5.9
Long-Term Fixed Income	230.2	87.6	142.6	-54.9
Medium-Term Fixed Income	25.6	18.3	7.3	11.0
Short-Term Fixed Income	71.3	35.7	35.6	0.1
Commodities	21.0	6.7	14.3	-7.6
Developed Markets Equity Volatility	1.3	0.6	0.7	-0.1
US Equity	41.6	40.3	1.4	38.9

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and the impact of offsetting forward foreign currency exchange contracts remains in the gross exposure until settlement date.

Goldman Sachs Managed Futures Strategy Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Managed Futures Strategy Fund

38145C422-AR-1225     Class A

Annual Shareholder Report

December 31, 2025

Goldman Sachs Managed Futures Strategy Fund

Class C: GMSCX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Managed Futures Strategy Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$209	2.10%

How did the Fund perform and what affected its performance?

The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Top Contributors to Performance:

  Exposures to equities overall contributed positively.

  Trend-following in assets such as developed markets equities, emerging markets equities and some yield curve spreads added value.

  More specifically, positions in yield curve spreads contributed most positively to performance during the Period.

  Positions in emerging markets equities contributed positively during the Period.

  Exposures to commodities remained flat, but exposures to gold contributed positively.

Top Detractors from Performance:

  Exposures to fixed income and short-term interest rates were mixed but detracted overall. Trend signals for both developed and emerging markets fixed income shifted numerous times during the Period, adapting to changes in investor sentiment around tariffs and other global events.

  Exposures to developed markets currencies were mixed, shifting from negative to positive and fluctuating significantly throughout the Period. When exposures were positive, those exposures varied in magnitude. While mixed exposure to developed markets currencies ended the Period positive, the Fund’s positions detracted overall because of broad volatility in 2025 as a whole, which typically presents difficulties for trend-following strategies. Investments in the Norwegian krone particularly hurt performance.

Goldman Sachs Managed Futures Strategy Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class C Excluding sale charges	Class C Including sale charges	ICE BofAML Three-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
1/1/16	$10,000	$9,900	$10,000	$10,000
12/16	$9,839	$9,741	$10,033	$10,395
12/17	$9,981	$9,881	$10,119	$10,711
12/18	$9,673	$9,577	$10,309	$10,900
12/19	$9,819	$9,721	$10,544	$11,795
12/20	$10,399	$10,295	$10,614	$12,454
12/21	$10,784	$10,677	$10,619	$12,281
12/22	$12,862	$12,733	$10,775	$10,903
12/23	$12,248	$12,126	$11,314	$11,682
12/24	$11,492	$11,377	$11,908	$12,079
12/25	$11,435	$11,321	$12,406	$12,666

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class C Excluding sale charges	-0.50%	1.92%	1.35%
Class C Including sale charges	-1.49%	1.92%	1.35%
ICE BofAML Three-Month U.S. Treasury Bill Index	4.18%	3.17%	2.18%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	4.86%	0.34%	2.39%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Managed Futures Strategy Fund

Class C

Key Fund Statistics

Total Net Assets as of Period End	$164,759,208
# of Portfolio Holdings as of Period End	153
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$1,384,775

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

Effective August 5, 2025, the Fund’s Investment Adviser agreed to (i) waive a portion of its management fee to achieve an effective net management fee rate of 0.70% as an annual percentage of average daily net assets of the Fund and (ii) increase the “Other Expenses” limitation for the Fund from 0.254% to 0.054% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2027.

The Fund's net expense ratio decreased during the Period as a result of an increase in management fee waivers.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Markets ex US Equity	34.3	27.4	6.9	20.6
Developed Markets Currency	55.3	33.7	21.6	12.1
Emerging Markets Equity	9.1	8.7	0.4	8.3
Emerging Markets Currency	19.5	12.7	6.8	5.9
Long-Term Fixed Income	230.2	87.6	142.6	-54.9
Medium-Term Fixed Income	25.6	18.3	7.3	11.0
Short-Term Fixed Income	71.3	35.7	35.6	0.1
Commodities	21.0	6.7	14.3	-7.6
Developed Markets Equity Volatility	1.3	0.6	0.7	-0.1
US Equity	41.6	40.3	1.4	38.9

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and the impact of offsetting forward foreign currency exchange contracts remains in the gross exposure until settlement date.

Goldman Sachs Managed Futures Strategy Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Managed Futures Strategy Fund

38145C414-AR-1225     Class C

Annual Shareholder Report

December 31, 2025

Goldman Sachs Managed Futures Strategy Fund

Institutional Class: GMSSX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Managed Futures Strategy Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$98	0.98%

How did the Fund perform and what affected its performance?

The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Top Contributors to Performance:

  Exposures to equities overall contributed positively.

  Trend-following in assets such as developed markets equities, emerging markets equities and some yield curve spreads added value.

  More specifically, positions in yield curve spreads contributed most positively to performance during the Period.

  Positions in emerging markets equities contributed positively during the Period.

  Exposures to commodities remained flat, but exposures to gold contributed positively.

Top Detractors from Performance:

  Exposures to fixed income and short-term interest rates were mixed but detracted overall. Trend signals for both developed and emerging markets fixed income shifted numerous times during the Period, adapting to changes in investor sentiment around tariffs and other global events.

  Exposures to developed markets currencies were mixed, shifting from negative to positive and fluctuating significantly throughout the Period. When exposures were positive, those exposures varied in magnitude. While mixed exposure to developed markets currencies ended the Period positive, the Fund’s positions detracted overall because of broad volatility in 2025 as a whole, which typically presents difficulties for trend-following strategies. Investments in the Norwegian krone particularly hurt performance.

Goldman Sachs Managed Futures Strategy Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	ICE BofAML Three-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
1/1/16	$1,000,000	$1,000,000	$1,000,000
12/16	$994,300	$1,003,300	$1,039,500
12/17	$1,021,444	$1,011,928	$1,071,101
12/18	$999,688	$1,030,851	$1,089,952
12/19	$1,027,879	$1,054,355	$1,179,546
12/20	$1,099,522	$1,061,419	$1,245,365
12/21	$1,154,388	$1,061,950	$1,228,054
12/22	$1,392,077	$1,077,454	$1,090,267
12/23	$1,339,178	$1,131,435	$1,168,221
12/24	$1,272,353	$1,190,835	$1,207,940
12/25	$1,280,496	$1,240,612	$1,266,646

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	0.64%	3.09%	2.50%
ICE BofAML Three-Month U.S. Treasury Bill Index	4.18%	3.17%	2.18%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	4.86%	0.34%	2.39%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Managed Futures Strategy Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$164,759,208
# of Portfolio Holdings as of Period End	153
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$1,384,775

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective August 5, 2025, the Fund’s Investment Adviser agreed to (i) waive a portion of its management fee to achieve an effective net management fee rate of 0.70% as an annual percentage of average daily net assets of the Fund and (ii) increase the “Other Expenses” limitation for the Fund from 0.254% to 0.054% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2027.

The Fund's net expense ratio decreased during the Period as a result of an increase in management fee waivers.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Markets ex US Equity	34.3	27.4	6.9	20.6
Developed Markets Currency	55.3	33.7	21.6	12.1
Emerging Markets Equity	9.1	8.7	0.4	8.3
Emerging Markets Currency	19.5	12.7	6.8	5.9
Long-Term Fixed Income	230.2	87.6	142.6	-54.9
Medium-Term Fixed Income	25.6	18.3	7.3	11.0
Short-Term Fixed Income	71.3	35.7	35.6	0.1
Commodities	21.0	6.7	14.3	-7.6
Developed Markets Equity Volatility	1.3	0.6	0.7	-0.1
US Equity	41.6	40.3	1.4	38.9

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and the impact of offsetting forward foreign currency exchange contracts remains in the gross exposure until settlement date.

Goldman Sachs Managed Futures Strategy Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Managed Futures Strategy Fund

38145C398-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Managed Futures Strategy Fund

Investor Class: GFIRX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Managed Futures Strategy Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$110	1.10%

How did the Fund perform and what affected its performance?

The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Top Contributors to Performance:

  Exposures to equities overall contributed positively.

  Trend-following in assets such as developed markets equities, emerging markets equities and some yield curve spreads added value.

  More specifically, positions in yield curve spreads contributed most positively to performance during the Period.

  Positions in emerging markets equities contributed positively during the Period.

  Exposures to commodities remained flat, but exposures to gold contributed positively.

Top Detractors from Performance:

  Exposures to fixed income and short-term interest rates were mixed but detracted overall. Trend signals for both developed and emerging markets fixed income shifted numerous times during the Period, adapting to changes in investor sentiment around tariffs and other global events.

  Exposures to developed markets currencies were mixed, shifting from negative to positive and fluctuating significantly throughout the Period. When exposures were positive, those exposures varied in magnitude. While mixed exposure to developed markets currencies ended the Period positive, the Fund’s positions detracted overall because of broad volatility in 2025 as a whole, which typically presents difficulties for trend-following strategies. Investments in the Norwegian krone particularly hurt performance.

Goldman Sachs Managed Futures Strategy Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Investor	ICE BofAML Three-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
1/1/16	$10,000	$10,000	$10,000
12/16	$9,932	$10,033	$10,395
12/17	$10,185	$10,119	$10,711
12/18	$9,957	$10,309	$10,900
12/19	$10,216	$10,544	$11,795
12/20	$10,924	$10,614	$12,454
12/21	$11,452	$10,619	$12,281
12/22	$13,791	$10,775	$10,903
12/23	$13,257	$11,314	$11,682
12/24	$12,572	$11,908	$12,079
12/25	$12,640	$12,406	$12,666

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Investor	0.54%	2.96%	2.37%
ICE BofAML Three-Month U.S. Treasury Bill Index	4.18%	3.17%	2.18%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	4.86%	0.34%	2.39%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Managed Futures Strategy Fund

Investor Class

Key Fund Statistics

Total Net Assets as of Period End	$164,759,208
# of Portfolio Holdings as of Period End	153
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$1,384,775

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

Effective August 5, 2025, the Fund’s Investment Adviser agreed to (i) waive a portion of its management fee to achieve an effective net management fee rate of 0.70% as an annual percentage of average daily net assets of the Fund and (ii) increase the “Other Expenses” limitation for the Fund from 0.254% to 0.054% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2027.

The Fund's net expense ratio decreased during the Period as a result of an increase in management fee waivers.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Markets ex US Equity	34.3	27.4	6.9	20.6
Developed Markets Currency	55.3	33.7	21.6	12.1
Emerging Markets Equity	9.1	8.7	0.4	8.3
Emerging Markets Currency	19.5	12.7	6.8	5.9
Long-Term Fixed Income	230.2	87.6	142.6	-54.9
Medium-Term Fixed Income	25.6	18.3	7.3	11.0
Short-Term Fixed Income	71.3	35.7	35.6	0.1
Commodities	21.0	6.7	14.3	-7.6
Developed Markets Equity Volatility	1.3	0.6	0.7	-0.1
US Equity	41.6	40.3	1.4	38.9

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and the impact of offsetting forward foreign currency exchange contracts remains in the gross exposure until settlement date.

Goldman Sachs Managed Futures Strategy Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Managed Futures Strategy Fund

38145C380-AR-1225     Investor Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Managed Futures Strategy Fund

Class R6: GMSWX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Managed Futures Strategy Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$96	0.96%

How did the Fund perform and what affected its performance?

The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Top Contributors to Performance:

  Exposures to equities overall contributed positively.

  Trend-following in assets such as developed markets equities, emerging markets equities and some yield curve spreads added value.

  More specifically, positions in yield curve spreads contributed most positively to performance during the Period.

  Positions in emerging markets equities contributed positively during the Period.

  Exposures to commodities remained flat, but exposures to gold contributed positively.

Top Detractors from Performance:

  Exposures to fixed income and short-term interest rates were mixed but detracted overall. Trend signals for both developed and emerging markets fixed income shifted numerous times during the Period, adapting to changes in investor sentiment around tariffs and other global events.

  Exposures to developed markets currencies were mixed, shifting from negative to positive and fluctuating significantly throughout the Period. When exposures were positive, those exposures varied in magnitude. While mixed exposure to developed markets currencies ended the Period positive, the Fund’s positions detracted overall because of broad volatility in 2025 as a whole, which typically presents difficulties for trend-following strategies. Investments in the Norwegian krone particularly hurt performance.

Goldman Sachs Managed Futures Strategy Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R6	ICE BofAML Three-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
4/30/18	$10,000	$10,000	$10,000
12/18	$9,948	$10,138	$10,226
12/19	$10,219	$10,369	$11,067
12/20	$10,941	$10,439	$11,684
12/21	$11,488	$10,444	$11,522
12/22	$13,840	$10,596	$10,229
12/23	$13,330	$11,127	$10,960
12/24	$12,652	$11,711	$11,333
12/25	$12,733	$12,201	$11,884

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class R6 (Commenced April 30, 2018)	0.64%	3.08%	3.20%
ICE BofAML Three-Month U.S. Treasury Bill Index	4.18%	3.17%	2.62%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	4.86%	0.34%	2.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Managed Futures Strategy Fund

Class R6

Key Fund Statistics

Total Net Assets as of Period End	$164,759,208
# of Portfolio Holdings as of Period End	153
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$1,384,775

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective August 5, 2025, the Fund’s Investment Adviser agreed to (i) waive a portion of its management fee to achieve an effective net management fee rate of 0.70% as an annual percentage of average daily net assets of the Fund and (ii) increase the “Other Expenses” limitation for the Fund from 0.254% to 0.054% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2027.

The Fund's net expense ratio decreased during the Period as a result of an increase in management fee waivers.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Markets ex US Equity	34.3	27.4	6.9	20.6
Developed Markets Currency	55.3	33.7	21.6	12.1
Emerging Markets Equity	9.1	8.7	0.4	8.3
Emerging Markets Currency	19.5	12.7	6.8	5.9
Long-Term Fixed Income	230.2	87.6	142.6	-54.9
Medium-Term Fixed Income	25.6	18.3	7.3	11.0
Short-Term Fixed Income	71.3	35.7	35.6	0.1
Commodities	21.0	6.7	14.3	-7.6
Developed Markets Equity Volatility	1.3	0.6	0.7	-0.1
US Equity	41.6	40.3	1.4	38.9

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and the impact of offsetting forward foreign currency exchange contracts remains in the gross exposure until settlement date.

Goldman Sachs Managed Futures Strategy Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Managed Futures Strategy Fund

38150C879-AR-1225     Class R6

Annual Shareholder Report

December 31, 2025

Goldman Sachs Managed Futures Strategy Fund

Class R: GFFRX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Managed Futures Strategy Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$156	1.56%

How did the Fund perform and what affected its performance?

The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Top Contributors to Performance:

  Exposures to equities overall contributed positively.

  Trend-following in assets such as developed markets equities, emerging markets equities and some yield curve spreads added value.

  More specifically, positions in yield curve spreads contributed most positively to performance during the Period.

  Positions in emerging markets equities contributed positively during the Period.

  Exposures to commodities remained flat, but exposures to gold contributed positively.

Top Detractors from Performance:

  Exposures to fixed income and short-term interest rates were mixed but detracted overall. Trend signals for both developed and emerging markets fixed income shifted numerous times during the Period, adapting to changes in investor sentiment around tariffs and other global events.

  Exposures to developed markets currencies were mixed, shifting from negative to positive and fluctuating significantly throughout the Period. When exposures were positive, those exposures varied in magnitude. While mixed exposure to developed markets currencies ended the Period positive, the Fund’s positions detracted overall because of broad volatility in 2025 as a whole, which typically presents difficulties for trend-following strategies. Investments in the Norwegian krone particularly hurt performance.

Goldman Sachs Managed Futures Strategy Fund

Class R

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R	ICE BofAML Three-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
1/1/16	$10,000	$10,000	$10,000
12/16	$9,881	$10,033	$10,395
12/17	$10,089	$10,119	$10,711
12/18	$9,817	$10,309	$10,900
12/19	$10,027	$10,544	$11,795
12/20	$10,661	$10,614	$12,454
12/21	$11,122	$10,619	$12,281
12/22	$13,321	$10,775	$10,903
12/23	$12,749	$11,314	$11,682
12/24	$12,036	$11,908	$12,079
12/25	$12,036	$12,406	$12,666

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class R	-	2.46%	1.87%
ICE BofAML Three-Month U.S. Treasury Bill Index	4.18%	3.17%	2.18%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	4.86%	0.34%	2.39%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Managed Futures Strategy Fund

Class R

Key Fund Statistics

Total Net Assets as of Period End	$164,759,208
# of Portfolio Holdings as of Period End	153
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$1,384,775

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

Effective August 5, 2025, the Fund’s Investment Adviser agreed to (i) waive a portion of its management fee to achieve an effective net management fee rate of 0.70% as an annual percentage of average daily net assets of the Fund and (ii) increase the “Other Expenses” limitation for the Fund from 0.254% to 0.054% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2027.

The Fund's net expense ratio decreased during the Period as a result of an increase in management fee waivers.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Markets ex US Equity	34.3	27.4	6.9	20.6
Developed Markets Currency	55.3	33.7	21.6	12.1
Emerging Markets Equity	9.1	8.7	0.4	8.3
Emerging Markets Currency	19.5	12.7	6.8	5.9
Long-Term Fixed Income	230.2	87.6	142.6	-54.9
Medium-Term Fixed Income	25.6	18.3	7.3	11.0
Short-Term Fixed Income	71.3	35.7	35.6	0.1
Commodities	21.0	6.7	14.3	-7.6
Developed Markets Equity Volatility	1.3	0.6	0.7	-0.1
US Equity	41.6	40.3	1.4	38.9

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and the impact of offsetting forward foreign currency exchange contracts remains in the gross exposure until settlement date.

Goldman Sachs Managed Futures Strategy Fund

Class R

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Managed Futures Strategy Fund

38145C372-AR-1225     Class R

Annual Shareholder Report

December 31, 2025

Goldman Sachs Managed Futures Strategy Fund

Class P: GMQPX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Managed Futures Strategy Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$95	0.95%

How did the Fund perform and what affected its performance?

The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Top Contributors to Performance:

  Exposures to equities overall contributed positively.

  Trend-following in assets such as developed markets equities, emerging markets equities and some yield curve spreads added value.

  More specifically, positions in yield curve spreads contributed most positively to performance during the Period.

  Positions in emerging markets equities contributed positively during the Period.

  Exposures to commodities remained flat, but exposures to gold contributed positively.

Top Detractors from Performance:

  Exposures to fixed income and short-term interest rates were mixed but detracted overall. Trend signals for both developed and emerging markets fixed income shifted numerous times during the Period, adapting to changes in investor sentiment around tariffs and other global events.

  Exposures to developed markets currencies were mixed, shifting from negative to positive and fluctuating significantly throughout the Period. When exposures were positive, those exposures varied in magnitude. While mixed exposure to developed markets currencies ended the Period positive, the Fund’s positions detracted overall because of broad volatility in 2025 as a whole, which typically presents difficulties for trend-following strategies. Investments in the Norwegian krone particularly hurt performance.

Goldman Sachs Managed Futures Strategy Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	ICE BofAML Three-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
4/17/18	$10,000	$10,000	$10,000
12/18	$9,750	$10,144	$10,193
12/19	$10,014	$10,375	$11,031
12/20	$10,712	$10,445	$11,646
12/21	$11,246	$10,450	$11,485
12/22	$13,565	$10,603	$10,196
12/23	$13,052	$11,134	$10,925
12/24	$12,401	$11,718	$11,296
12/25	$12,480	$12,208	$11,845

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Class P (Commenced April 17, 2018)	0.64%	3.10%	2.91%
ICE BofAML Three-Month U.S. Treasury Bill Index	4.18%	3.17%	2.62%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	4.86%	0.34%	2.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Managed Futures Strategy Fund

Class P

Key Fund Statistics

Total Net Assets as of Period End	$164,759,208
# of Portfolio Holdings as of Period End	153
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$1,384,775

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective August 5, 2025, the Fund’s Investment Adviser agreed to (i) waive a portion of its management fee to achieve an effective net management fee rate of 0.70% as an annual percentage of average daily net assets of the Fund and (ii) increase the “Other Expenses” limitation for the Fund from 0.254% to 0.054% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2027.

The Fund's net expense ratio decreased during the Period as a result of an increase in management fee waivers.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Markets ex US Equity	34.3	27.4	6.9	20.6
Developed Markets Currency	55.3	33.7	21.6	12.1
Emerging Markets Equity	9.1	8.7	0.4	8.3
Emerging Markets Currency	19.5	12.7	6.8	5.9
Long-Term Fixed Income	230.2	87.6	142.6	-54.9
Medium-Term Fixed Income	25.6	18.3	7.3	11.0
Short-Term Fixed Income	71.3	35.7	35.6	0.1
Commodities	21.0	6.7	14.3	-7.6
Developed Markets Equity Volatility	1.3	0.6	0.7	-0.1
US Equity	41.6	40.3	1.4	38.9

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and the impact of offsetting forward foreign currency exchange contracts remains in the gross exposure until settlement date.

Goldman Sachs Managed Futures Strategy Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Managed Futures Strategy Fund

38150B483-AR-1225     Class P

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2025	2024	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,071,995	$4,464,656	Financial Statement audits.

Audit-Related Fees:

• PwC	$462,000	$687,528	Other attest services.

Tax Fees:

• PwC	$0	$0

All Other Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2025	2024	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,081,340	$2,122,312	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2025 and December 31, 2024 were approximately $462,000 and $687,528, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2025 and December 31, 2024 were approximately $19.0 million and $20.7 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2024 and 2023 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Schedule of Investments is included in Item 7 of this report.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Goldman Sachs Funds Annual Financial Statements December 31, 2025 Alternative Funds Goldman Sachs Managed Futures Strategy Fund I

Goldman Sachs Alternative Funds I

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments December 31, 2025

Shares	Dividend Rate	Value

Investment Company – 85.0%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
139,973,028	3.686%	$139,973,028
(Cost $139,973,028)

TOTAL INVESTMENTS – 85.0% (Cost $139,973,028)		$139,973,028

OTHER ASSETS IN EXCESS OF LIABILITIES – 15.0%		24,786,180

NET ASSETS – 100.0%		$164,759,208

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	4	02/25/26	$1,730,400	$57,829
CAC 40 10 Euro Index	41	01/16/26	3,928,860	17,791
Coffee “C”	4	03/19/26	522,675	(51,092)
E-Mini Dow	38	03/20/26	9,183,840	(151,203)
EURO STOXX 50 Index	39	03/20/26	2,677,095	25,044
Euro-BTP	25	03/06/26	3,530,009	(6,904)
Feeder Cattle	4	03/26/26	690,600	18,800
FTSE 100 Index	31	03/20/26	4,153,995	58,760
FTSE China A50 Index	202	01/29/26	3,086,560	(14,773)
FTSE Taiwan Index Equity Index	25	01/29/26	2,371,000	43,541
FTSE/JSE Top 40 Index	28	03/19/26	1,848,845	33,041
FTSE/MIB Index	9	03/20/26	2,382,584	42,476
German Stock Index	11	03/20/26	7,979,319	101,847
Hang Seng Index	19	01/29/26	3,130,739	(24,862)
HSCEI	26	01/29/26	1,487,132	(13,789)
IBEX 35 Index	5	01/16/26	1,015,344	16,974
KOSPI 200 Index	24	03/12/26	2,532,366	162,196
Live Cattle	8	02/27/26	741,200	25,791
LME Copper Base Metal	16	01/19/26	4,986,396	682,336
LME Copper Base Metal	15	02/16/26	4,670,940	303,258
LME Lead Base Metal	24	01/19/26	1,188,348	(23,280)
LME Lead Base Metal	4	02/16/26	199,770	(1,895)
LME Nickel Base Metal	11	02/16/26	1,094,949	9,238
LME Nickel Base Metal	17	01/19/26	1,687,648	170,028
LME Primary Aluminium	27	02/16/26	2,016,124	63,897
LME Primary Aluminium	26	01/19/26	1,936,220	75,285
LME Zinc Base Metal	13	02/16/26	1,010,763	902
LME Zinc Base Metal	12	01/19/26	928,068	3,885
Mini VSTOXX®Index	507	01/21/26	953,323	(103,806)
MSCI EAFE E-Mini Index	22	03/20/26	1,552,540	30,430
NASDAQ 100 E-Mini Index	18	03/20/26	9,164,430	(184,382)
Nikkei 225 Index	13	03/12/26	4,182,840	1,716
OMXS30 Index	108	01/16/26	3,396,372	58,887
Palladium	3	03/27/26	494,250	69,196
Platinum	4	04/28/26	411,200	74,003

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued) December 31, 2025

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
S&P 400 E-Mini MidCap Index	18	03/20/26	$5,985,360	$(131,006)
S&P 500 E-Mini Index	122	03/20/26	42,044,250	(452,703)
S&P/TSX 60 Index	15	03/19/26	4,069,579	19,160
SET50 Index	277	03/30/26	1,458,635	(12,810)
SPI 200 Index	26	03/19/26	3,763,455	(6,962)
TOPIX Index	21	03/12/26	4,576,322	48,056

Total				$1,034,900

Short position contracts:
Australian 10 year Bond	(236)	03/16/26	(17,236,603)	1,113
Brent Crude Oil	(93)	01/30/26	(5,664,630)	(14,267)
CBOE Volatality Index	(69)	01/21/26	(1,140,743)	171,510
Cocoa	(4)	03/16/26	(241,720)	(14,736)
Corn	(101)	03/13/26	(2,227,050)	9,385
Cotton No. 2	(50)	03/09/26	(1,606,750)	19,008
Hard Red Winter Wheat	(26)	03/13/26	(669,500)	18,389
LME Copper Base Metal	(16)	01/19/26	(4,986,396)	(326,669)
LME Copper Base Metal	(3)	02/16/26	(934,188)	(13,937)
LME Lead Base Metal	(24)	01/19/26	(1,188,348)	26,112
LME Lead Base Metal	(29)	02/16/26	(1,448,332)	(13,704)
LME Nickel Base Metal	(19)	02/16/26	(1,891,276)	(196,995)
LME Nickel Base Metal	(17)	01/19/26	(1,687,648)	(174,512)
LME Primary Aluminium	(3)	02/16/26	(224,014)	(2,475)
LME Primary Aluminium	(26)	01/19/26	(1,936,220)	(65,618)
LME Zinc Base Metal	(1)	02/16/26	(77,751)	45
LME Zinc Base Metal	(12)	01/19/26	(928,068)	5,337
Low Sulphur Gasoil	(5)	02/12/26	(307,250)	6,255
Milling Wheat	(99)	03/10/26	(1,103,822)	25,191
MSCI EAFE E-Mini Index	(78)	03/20/26	(11,318,190)	(35,328)
Natural Gas	(16)	01/28/26	(592,160)	127,648
NY Harbor USLD	(4)	01/30/26	(357,118)	6,675
RBOB Gasoline	(6)	01/30/26	(431,525)	689
Russell 2000 E-Mini Index	(18)	03/20/26	(2,248,200)	70,652
Soybean Meal	(14)	03/13/26	(419,440)	9,474
Soybean Oil	(3)	03/13/26	(87,390)	1,592
Sugar No. 11	(50)	02/27/26	(840,560)	50,164
TurkDEX ISE 30	(210)	02/27/26	(624,980)	(259)
Wheat	(45)	03/13/26	(1,139,625)	69,116
WTI Crude Oil	(101)	01/20/26	(5,801,440)	(101,509)

Total				$(341,654)

Total Futures Contracts				$693,246

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2025, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Morgan Stanley Co., Inc.
	BRL	40,000	USD	7,217	1/5/2026	$77
	USD	322,909	BRL	1,760,000	1/5/2026	1,986
	BRL	12,700,000	USD	2,272,461	2/3/2026	25,669
	AUD	6,540,000	USD	4,327,838	3/18/2026	36,930
	CAD	17,029,000	USD	12,406,660	3/18/2026	40,329
	CLP	2,130,000,000	USD	2,328,351	3/18/2026	39,631
	COP	176,000,000	USD	44,878	3/18/2026	553

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Morgan Stanley Co., Inc. (continued)
	CZK	60,544,000	USD	2,936,174	3/18/2026	$12,359
	EUR	16,050,000	USD	18,834,372	3/18/2026	94,205
	GBP	6,425,750	USD	8,586,035	3/18/2026	73,857
	HUF	28,000,000	USD	84,972	3/18/2026	214
	INR	26,000,000	USD	287,033	3/18/2026	268
	MXN	61,891,000	USD	3,351,363	3/18/2026	60,253
	NOK	2,500,000	USD	247,435	3/18/2026	515
	PLN	8,839,000	USD	2,439,557	3/18/2026	21,547
	SEK	74,354,400	USD	7,978,018	3/18/2026	130,343
	USD	388,999	COP	1,496,000,000	3/18/2026	2,833
	USD	1,323,241	EUR	1,120,000	3/18/2026	2,368
	USD	590,899	HUF	194,078,000	3/18/2026	438
	USD	3,718,184	INR	336,000,000	3/18/2026	5,363
	USD	19,913,663	JPY	3,060,949,000	3/18/2026	245,132
	USD	96,698	MXN	1,750,000	3/18/2026	233
	USD	1,194,410	NOK	12,000,000	3/18/2026	4,250
	USD	14,179,361	NZD	24,460,000	3/18/2026	56,412
	USD	83,538	PLN	300,000	3/18/2026	7
	ZAR	48,160,000	USD	2,804,991	3/18/2026	87,752
	IDR	3,600,000,000	USD	214,175	3/25/2026	933
	USD	3,775,354	IDR	63,000,000,000	3/25/2026	10,978

TOTAL						$955,435

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Morgan Stanley Co., Inc.
	BRL	14,420,000	USD	2,651,928	1/5/2026	(22,541)
	USD	2,289,654	BRL	12,700,000	1/5/2026	(26,103)
	USD	296,080	BRL	1,640,000	2/3/2026	(687)
	AUD	9,060,000	USD	6,066,395	3/18/2026	(19,791)
	CAD	13,440,000	USD	9,849,848	3/18/2026	(26,164)
	COP	8,426,000,000	USD	2,178,473	3/18/2026	(3,453)
	EUR	1,260,000	USD	1,486,960	3/18/2026	(979)
	GBP	2,530,000	USD	3,415,481	3/18/2026	(5,836)
	HUF	940,000,000	USD	2,861,966	3/18/2026	(2,123)
	JPY	316,276,000	USD	2,040,238	3/18/2026	(7,966)
	KRW	860,000,000	USD	601,996	3/18/2026	(4,815)
	NOK	68,900,000	USD	6,844,497	3/18/2026	(10,999)
	NZD	7,600,000	USD	4,423,459	3/18/2026	(35,298)
	PLN	3,120,000	USD	869,199	3/18/2026	(476)
	SEK	31,950,000	USD	3,496,079	3/18/2026	(11,925)
	USD	457,021	AUD	692,000	3/18/2026	(4,817)
	USD	26,242,545	CAD	36,425,000	3/18/2026	(381,540)
	USD	1,714,409	CHF	1,355,000	3/18/2026	(9,973)
	USD	97,168	CZK	2,000,000	3/18/2026	(233)
	USD	1,399,165	EUR	1,193,000	3/18/2026	(7,801)
	USD	3,412,873	GBP	2,557,000	3/18/2026	(33,159)
	USD	351,633	HUF	116,000,000	3/18/2026	(1,283)
	USD	142,701	INR	13,000,000	3/18/2026	(949)
	USD	3,602,826	KRW	5,280,000,000	3/18/2026	(63,590)
	USD	27,552	MXN	500,000	3/18/2026	(9)
	USD	252,686	SEK	2,343,000	3/18/2026	(2,818)
	USD	525,134	ZAR	8,970,000	3/18/2026	(13,652)
	USD	42,910	IDR	720,000,000	3/25/2026	(111)

TOTAL						$ (699,091)

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued) December 31, 2025

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2025, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3 Month BBSW(b)	3.250%	3/18/2027	AUD	210,080	$1,016,133	$–	$1,016,133
0.250%(c)	1 Day SOFR	3/18/2027	CHF	22,740	80,791	77,544	3,247
4.000 (c)	1 Day SONIO	3/18/2027	GBP	23,410	164,389	152,416	11,973
12 Month BOJDTR(c)	0.750	3/18/2027	JPY	39,699,090	632,413	–	632,413
2.000 (b)	3 Month STIBOR	3/18/2027	SEK	71,420	(5,932)	–	(5,932)
1 Day SOFR(c)	3.500	3/18/2027	USD	39,280	(70,307)	(53,554)	(16,753)
2.250 (c)	1 Day ESTRON	3/18/2028	EUR	10,570	49,041	49,513	(472)
4.000 (c)	1 Day SONIO	3/18/2028	GBP	35,070	478,617	430,630	47,987
1.000 (c)	12 Month BOJDTR	3/18/2028	JPY	22,869,420	(696,682)	–	(696,682)
1 Day SOFR(c)	3.500	3/18/2028	USD	970	(4,319)	(3,430)	(889)
6 Month PRIBOR(e)	3.750	3/18/2031	CZK	445,000	95,003	–	95,003
7.500 (d)	1 Month MXIBTIEF	3/18/2031	MXN	130,660	(85,028)	–	(85,028)
4.250 (c)	6 Month WIBOR	3/18/2031	PLN	74,000	468,125	451,373	16,752
7.250 (b)	3 Month JIBAR	3/18/2031	ZAR	486,800	739,698	37,749	701,949
CORRA(e)	3.250	3/18/2036	CAD	4,010	(12,550)	(2,484)	(10,066)
1 Day SOFR(c)	0.500	3/18/2036	CHF	2,500	58,776	–	58,776
2.750 (c)	1 Day ESTRON	3/18/2036	EUR	22,630	93,119	39,358	53,761
4.250 (c)	1 Day SONIO	3/18/2036	GBP	19,530	503,188	411,509	91,679
12 Month BOJDTR(c)	1.500	3/18/2036	JPY	3,622,440	882,752	–	882,752
3 Month STIBOR(b)	2.750	3/18/2036	SEK	84,000	175,419	–	175,419
3.750 (c)	1 Day SOFR	3/18/2036	USD	43,690	(210,577)	–	(210,577)
1 Day ESTRON(c)	3.000	3/18/2056	EUR	16,350	267,045	–	267,045
1 Day SONIO(c)	4.750	3/18/2056	GBP	13,680	(865,974)	(719,840)	(146,134)
12 Month BOJDTR(c)	2.500	3/18/2056	JPY	1,166,700	544,883	–	544,883
1 Day SOFR(c)	4.000	3/18/2056	USD	20,770	582,933	–	582,933

TOTAL					$4,880,956	$870,784	$4,010,172

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2025.
(b)	Payments made quarterly.
(c)	Payments made annually.
(d)	Payments made monthly.
(e)	Payments made semi-annually.

Investment Abbreviations:
BBSW	—Bank Bill Swap Rate
BOJDTR	—Bank of Japan Target Rate
CORRA	—Canadian Overnight Repo Rate Average
ESTRON	—Euro Short-Term Rate
JIBAR	—Johannesburg Interbank Agreed Rate
MXIBTIEF	—Mexican MXN/F-TIIE Overnight Index Swap
PRIBOR	—Prague Interbank Offered Rate
SOFR	—Secured Overnight Financing Rate
SONIO	—Sterling Overnight Index Average
STIBOR	—Stockholm Interbank Offered Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations: (continued)
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Statement of Assets and Liabilities(a) December 31, 2025

Managed Futures Strategy Fund(a)

Assets:

Investments in affiliated issuers, at value (cost $139,973,028)	$139,973,028
Cash	5,612,537
Foreign Currency, at value (cost $363,663)	365,243
Receivables:
Collateral on certain derivative contracts(b)	19,305,100
Fund shares sold	141,072
Reimbursement from investment adviser	18,403
Unrealized gain on forward foreign currency exchange contracts	955,435
Unrealized appreciation on futures contracts	1,340,323
Other assets	78,114

Total assets	167,789,255

Liabilities:

Variation margin on futures contracts	571,631
Variation margin on swaps	373,645
Unrealized loss on forward foreign currency exchange contracts	699,091
Unrealized depreciation on futures contracts	819,085
Payables:
Fund shares redeemed	274,105
Management fees	51,300
Distribution and Service fees and Transfer Agency fees	9,549
Accrued expenses	231,641

Total liabilities	3,030,047

Net Assets:

Paid-in capital	166,535,974
Total distributable loss	(1,776,766)

NET ASSETS	$164,759,208
Net Assets:
Class A	$18,951,387
Class C	1,182,037
Institutional	41,117,796
Investor	62,026,626
Class R6	38,517,358
Class R	431,170
Class P	2,532,834
Total Net Assets	$164,759,208
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,121,294
Class C	147,300
Institutional	4,380,103
Investor	6,719,248
Class R6	4,100,288
Class R	50,022
Class P	269,984
Net asset value, offering and redemption price per share:(c)
Class A	$8.93
Class C	8.02
Institutional	9.39
Investor	9.23
Class R6	9.39
Class R	8.62
Class P	9.38

(a)

Statement of Assets and Liabilities for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC, (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forwards	Swaps
Managed Futures Strategy Fund	$11,703,801	$3,100,000	$4,501,299

(c)

Maximum public offering price per share for Class A Shares of the Managed Futures Strategy Fund is $9.45. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Statement of Operations(a) For the Fiscal Year Ended December 31, 2025

Managed Futures Strategy Fund(a)

Investment income:

Dividends — affiliated issuers	$6,087,264

Interest	296,020

Total Investment Income	6,383,284

Expenses:

Management fees	1,983,914

Professional fees	183,098

Transfer Agency fees(b)	159,948

Custody, accounting and administrative services	125,432

Registration fees	115,680

Distribution and/or Service (12b-1) fees(b)	55,386

Printing and mailing costs	48,997

Trustee fees	28,128

Service fees — Class C	3,565

Other	17,131

Total expenses	2,721,279

Less — expense reductions	(792,619)

Net expenses	1,928,660

NET INVESTMENT INCOME	4,454,624

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Futures contracts	1,326,588

Foreign currency transactions	(565,053)

Swap Contracts	(1,753,896)

Forward foreign currency exchange contracts	(1,795,665)

Net change in unrealized gain (loss) on:

Futures contracts	3,610,872

Foreign currency translations	(1,521,214)

Swap Contracts	(1,706,288)

Forward foreign currency exchange contracts	(4,715,468)

Net realized and unrealized loss	(7,120,124)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,665,500)

(a)

Statement of Operations for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC, (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Managed Futures Strategy Fund	$42,168	$10,696	$2,522	$25,301	$2,139	$15,938	$98,140	$11,350	$756	$6,324

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Statement of Changes in Net Assets(a)

	Managed Futures Strategy Fund(a)
	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

From operations:

Net investment income	$4,454,624	$7,461,727

Net realized loss	(2,788,026)	(27,580,972)

Net change in unrealized gain (loss)	(4,332,098)	4,455,210

Net decrease in net assets resulting from operations	(2,665,500)	(15,664,035)

From share transactions:

Proceeds from sales of shares	76,487,994	117,689,294

Cost of shares redeemed	(134,638,380)	(164,316,780)

Net decrease in net assets resulting from share transactions	(58,150,386)	(46,627,486)

TOTAL DECREASE	(60,815,886)	(62,291,521)

Net Assets:

Beginning of year	$225,575,094	$287,866,615

End of year	$164,759,208	$225,575,094

(a)

The Statement of Changes in Net Assets for the Managed Futures Strategy Fund are consolidated and includes the balances of Cayman Commodity-MFS, LLC, (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Managed Futures Strategy Fund

	Class A Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.91	$9.41	$9.82	$9.85	$10.12

Net investment income (loss)(a)	0.19	0.23	0.23	(0.04)	(0.19)

Net realized and unrealized gain (loss)	(0.17)	(0.73)	(0.64)	2.00	0.64

Total from investment operations	0.02	(0.50)	(0.41)	1.96	0.45

Distributions to shareholders from net investment income	–	–	–	(1.14)	(0.03)

Distributions to shareholders from net realized gains	–	–	–	(0.85)	(0.69)

Total distributions	–	–	–	(1.99)	(0.72)

Net asset value, end of year	$8.93	$8.91	$9.41	$9.82	$9.85

Total Return(b)	0.22%	(5.31)%	(4.18)%	20.08%	4.64%

Net assets, end of year (in 000’s)	$18,951	$15,654	$16,126	$16,841	$16,922

Ratio of net expenses to average net assets	1.30%	1.48%	1.43%	1.58%	1.83%

Ratio of total expenses to average net assets	1.69%	1.62%	1.58%	1.71%	1.89%

Ratio of net investment income (loss) to average net assets	2.20%	2.42%	2.44%	(0.31)%	(1.79)%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Managed Futures Strategy Fund

	Class C Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.06	$8.59	$9.02	$9.21	$9.52

Net investment income (loss)(a)	0.11	0.14	0.15	(0.10)	(0.25)

Net realized and unrealized gain (loss)	(0.15)	(0.67)	(0.58)	1.85	0.59

Total from investment operations	(0.04)	(0.53)	(0.43)	1.75	0.34

Distributions to shareholders from net investment income	–	–	–	(1.09)	–

Distributions to shareholders from net realized gains	–	–	–	(0.85)	(0.65)

Total distributions	–	–	–	(1.94)	(0.65)

Net asset value, end of year	$8.02	$8.06	$8.59	$9.02	$9.21

Total Return(b)	(0.50)%	(6.17)%	(4.77)%	19.26%	3.71%

Net assets, end of year (in 000’s)	$1,182	$2,010	$4,591	$5,486	$3,890

Ratio of net expenses to average net assets	2.10%	2.24%	2.18%	2.33%	2.58%

Ratio of total expenses to average net assets	2.43%	2.37%	2.32%	2.46%	2.64%

Ratio of net investment income (loss) to average net assets	1.39%	1.67%	1.69%	(0.95)%	(2.54)%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Managed Futures Strategy Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$9.33	$9.82	$10.22	$10.19	$10.43

Net investment income (loss)(a)	0.22	0.27	0.28	0.05	(0.15)

Net realized and unrealized gain (loss)	(0.16)	(0.76)	(0.67)	2.02	0.66

Total from investment operations	0.06	(0.49)	(0.39)	2.07	0.51

Distributions to shareholders from net investment income	–	–	(0.01)	(1.19)	(0.06)

Distributions to shareholders from net realized gains	–	–	–	(0.85)	(0.69)

Total distributions	–	–	(0.01)	(2.04)	(0.75)

Net asset value, end of year	$9.39	$9.33	$9.82	$10.22	$10.19

Total Return(b)	0.64%	(4.99)%	(3.80)%	20.59%	4.99%

Net assets, end of year (in 000’s)	$41,118	$45,244	$60,221	$140,429	$51,494

Ratio of net expenses to average net assets	0.98%	1.12%	1.06%	1.20%	1.46%

Ratio of total expenses to average net assets	1.32%	1.25%	1.21%	1.33%	1.52%

Ratio of net investment income (loss) to average net assets	2.52%	2.78%	2.80%	0.39%	(1.42)%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Managed Futures Strategy Fund

	Investor Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$9.18	$9.68	$10.07	$10.06	$10.32

Net investment income (loss)(a)	0.21	0.26	0.26	0.01	(0.16)

Net realized and unrealized gain (loss)	(0.16)	(0.76)	(0.65)	2.03	0.64

Total from investment operations	0.05	(0.50)	(0.39)	2.04	0.48

Distributions to shareholders from net investment income	–	–	–	(1.18)	(0.05)

Distributions to shareholders from net realized gains	–	–	–	(0.85)	(0.69)

Total distributions	–	–	–	(2.03)	(0.74)

Net asset value, end of year	$9.23	$9.18	$9.68	$10.07	$10.06

Total Return(b)	0.54%	(5.17)%	(3.87)%	20.43%	4.83%

Net assets, end of year (in 000’s)	$62,027	$91,519	$148,544	$239,660	$146,008

Ratio of net expenses to average net assets	1.10%	1.23%	1.18%	1.33%	1.57%

Ratio of total expenses to average net assets	1.43%	1.37%	1.32%	1.46%	1.64%

Ratio of net investment income (loss) to average net assets	2.39%	2.67%	2.69%	0.10%	(1.54)%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Managed Futures Strategy Fund

	Class R6 Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$9.33	$9.83	$10.22	$10.19	$10.44

Net investment income (loss)(a)	0.22	0.27	0.28	0.01	(0.15)

Net realized and unrealized gain (loss)	(0.16)	(0.77)	(0.66)	2.06	0.65

Total from investment operations	0.06	(0.50)	(0.38)	2.07	0.50

Distributions to shareholders from net investment income	–	–	(0.01)	(1.19)	(0.06)

Distributions to shareholders from net realized gains	–	–	–	(0.85)	(0.69)

Total distributions	–	–	(0.01)	(2.04)	(0.75)

Net asset value, end of year	$9.39	$9.33	$9.83	$10.22	$10.19

Total Return(b)	0.64%	(5.09)%	(3.68)%	20.47%	5.00%

Net assets, end of year (in 000’s)	$38,517	$48,418	$57,814	$65,653	$57,900

Ratio of net expenses to average net assets	0.96%	1.11%	1.06%	1.20%	1.45%

Ratio of total expenses to average net assets	1.31%	1.24%	1.20%	1.33%	1.51%

Ratio of net investment income (loss) to average net assets	2.51%	2.79%	2.81%	0.07%	(1.41)%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Managed Futures Strategy Fund

	Class R Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.62	$9.13	$9.54	$9.64	$9.92

Net investment income (loss)(a)	0.16	0.20	0.20	(0.04)	(0.21)

Net realized and unrealized gain (loss)	(0.16)	(0.71)	(0.61)	1.93	0.62

Total from investment operations	– (b)	(0.51)	(0.41)	1.89	0.41

Distributions to shareholders from net investment income	–	–	–	(1.14)	–

Distributions to shareholders from net realized gains	–	–	–	(0.85)	(0.69)

Total distributions	–	–	–	(1.99)	(0.69)

Net asset value, end of year	$8.62	$8.62	$9.13	$9.54	$9.64

Total Return(c)	–%	(5.59)%	(4.30)%	19.77%	4.33%

Net assets, end of year (in 000’s)	$431	$516	$558	$856	$451

Ratio of net expenses to average net assets	1.56%	1.73%	1.68%	1.83%	2.08%

Ratio of total expenses to average net assets	1.94%	1.87%	1.82%	1.96%	2.14%

Ratio of net investment income (loss) to average net assets	1.95%	2.17%	2.18%	(0.36)%	(2.04)%

Portfolio turnover rate(d)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Managed Futures Strategy Fund

	Class P Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$9.32	$9.81	$10.21	$10.17	$10.42

Net investment income (loss)(a)	0.23	0.27	0.28	0.01	(0.15)

Net realized and unrealized gain (loss)	(0.17)	(0.76)	(0.67)	2.07	0.65

Total from investment operations	0.06	(0.49)	(0.39)	2.08	0.50

Distributions to shareholders from net investment income	–	–	(0.01)	(1.19)	(0.06)

Distributions to shareholders from net realized gains	–	–	–	(0.85)	(0.69)

Total distributions	–	–	(0.01)	(2.04)	(0.75)

Net asset value, end of year	$9.38	$9.32	$9.81	$10.21	$10.17

Total Return(b)	0.64%	(5.00)%	(3.78)%	20.62%	4.98%

Net assets, end of year (in 000’s)	$2,533	$22,214	$13	$14	$11

Ratio of net expenses to average net assets	0.95%	1.09%	1.05%	1.20%	1.44%

Ratio of total expenses to average net assets	1.32%	1.23%	1.19%	1.32%	1.51%

Ratio of net investment income (loss) to average net assets	2.56%	2.80%	2.81%	0.10%	(1.40)%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements December 31, 2025

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Managed Futures Strategy Fund (the “Fund”) is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R, and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for Managed Futures Strategy Fund — Cayman Commodity-MFS, LLC. (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2025, the Fund’s net assets were $164,759,208, of which $32,879,558 or 20%, represented the Subsidiary’s net assets.

B. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

18

GOLDMAN SACHS ALTERNATIVE FUNDS I

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G. Segment Reporting — The Fund follows Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. The Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Fund’s prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Fund’s Investment Adviser. The CODM monitors and actively manages the operating results of the Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Fund (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day

19

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (the “Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statements at SEC.gov.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as either due to broker/ receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

20

GOLDMAN SACHS ALTERNATIVE FUNDS I

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2025:

Managed Futures Strategy Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Companies	$139,973,028	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$955,435	$—

Futures Contracts	2,832,722	—	—

Interest Rate Swap Contracts	—	5,182,705	—

Total	$2,832,722	$6,138,140	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(699,091)	$—

Futures Contracts(a)	(2,139,476)	—	—

Interest Rate Swap Contracts(a)	—	(1,172,533)	—

Total	$(2,139,476)	$(1,871,624)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

21

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2025

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2025. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Managed Futures Strategy Fund

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$1,929,528	(a)	Variation margin on futures contracts	$(1,000,689	)(a)

Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	$955,435		Payable for unrealized loss on forward foreign currency exchange contracts	$(699,091)

Equity	Variation margin on futures contracts	$902,081	(a)	Variation margin on futures contracts	$(1,131,883	)(a)

Interest Rate	Variation margin on futures and swaps contracts	$5,183,818	(a)	Variation margin on futures and swaps contracts	$(1,179,437	)(a)

Total		$8,970,862			$(4,011,100)

(a)

Includes unrealized gain (loss) on futures and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only the variation margin as of December 31, 2025, is reported within the Consolidated Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Managed Futures Strategy Fund

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward currency exchange contracts/Net change in unrealized gain (loss) on forward currency exchange contracts	$(1,795,665)	$(4,715,468)

Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(3,645,513)	2,455,149

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	6,745,986	890,073

Interest Rate	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	(3,527,781)	(1,440,638)

Total		$(2,222,973)	$(2,810,884)

For the fiscal year ended December 31, 2025, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(a)

Fund	Futures Contracts	Forward Contracts	Swap Contracts

Managed Futures Strategy Fund	5,612	561,040,829	11,930,262

(a)

Amounts disclosed represent average number of contracts for futures, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2025.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and

22

GOLDMAN SACHS ALTERNATIVE FUNDS I

4. INVESTMENTS IN DERIVATIVES (continued)

swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that GSAM believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2025:

Counterparty	Derivative Assets Forwards(1)	Derivative Liabilities Forwards(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

Morgan Stanley Co., Inc.	$ 955,435	$(699,091)	$256,344	$—	$256,344

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2025, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^[1]
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

Managed Futures Strategy Fund	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.76%*

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

[1]	Reflects combined management fees paid to GSAM under the Agreement and the Fund’s Subsidiary Agreement (as defined below) after the waivers.

23

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

*

Effective August 5, 2025, GSAM agreed to waive a portion of its management fee with respect to the Fund to achieve an effective net management fee rate of 0.70% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 30, 2027, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. With respect to the Subsidiary, for the fiscal year December 31, 2025, GSAM waived $154,261 of the Fund’s management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. With respect to the affiliated Underlying Fund, for the fiscal year ended December 31, 2025, GSAM waived $235,915 of the Fund’s management fees.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A, Class C and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A, Class C or Class R Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2025, Goldman Sachs retained $553 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for the Fund.

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 and P Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated

24

GOLDMAN SACHS ALTERNATIVE FUNDS I

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 30, 2027, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to August 5, 2025, the Other Expense limitation was 0.254%. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2025, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Managed Futures Strategy Fund	$599,139	$ 193,480	$ 792,619

G. Line of Credit Facility — As of December 31, 2025, the Fund participated in a $1,300,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2025, the Fund did not have any borrowings under the facility. Prior to April 14, 2025, the facility was $1,150,000,000.

H. Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2025:

Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Managed Futures Strategy Fund	$ 173,722,551	$182,506,646	$(216,256,169)	$139,973,028	139,973,028	$6,087,264

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2025 was as follows:

Managed Futures Strategy Fund

Distributions paid from:

Ordinary Income	$—

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

Managed Futures Strategy Fund

Distributions paid from:

Ordinary Income	$—

25

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2025

6. TAX INFORMATION (continued)

As of December 31, 2025, the components of accumulated earnings (loss) on a tax-basis were as follows:

Managed Futures Strategy Fund

Capital loss carryforwards:

Perpetual Short-Term	$(424,910)

Perpetual Long-Term	(1,002,020)

Total capital loss carryforwards	(1,426,930)

Timing differences — (Post October Capital Loss Deferral and Straddles)	(792,953)

Unrealized gains (losses) — net	443,117

Total accumulated earnings (losses) — net	$(1,776,766)

For the year ended December 31, 2025, the Managed Futures Strategy Fund utilized $5,597,000 in Capital Loss Carryforwards.

As of December 31, 2025, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Managed Futures Strategy Fund

Tax Cost	$140,023,917

Gross unrealized gain	443,117

Gross unrealized loss	—

Net unrealized gain (loss)	$443,117

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark-to-market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments.

The Managed Futures Strategy Fund reclassified $10,482,572 from paid-in-capital to distributable earnings for the fiscal year ending December 31, 2025. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, business, political and regulatory developments. The

26

GOLDMAN SACHS ALTERNATIVE FUNDS I

7. OTHER RISKS (continued)

prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the Subsidiary enters into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the Subsidiary’s, and therefore the Fund’s, share value to fluctuate.

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest

27

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2025

7. OTHER RISKS (continued)

rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Subsidiary Risk — The Subsidiary is not registered under the Act and is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund.

Tax Risk — The Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary. The tax treatment of the Fund’s investments in the Subsidiary could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or

28

GOLDMAN SACHS ALTERNATIVE FUNDS I

7. OTHER RISKS (continued)

any gains and distributions made by the Fund. If the IRS were to successfully assert that a Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	660,961	$5,570,185	449,681	$4,213,968

Shares redeemed	(296,737)	(2,549,090)	(405,416)	(3,781,794)

	364,224	3,021,095	44,265	432,174

Class C Shares

Shares sold	2,843	21,663	5,723	47,269

Shares redeemed	(104,852)	(797,002)	(291,092)	(2,490,641)

	(102,009)	(775,339)	(285,369)	(2,443,372)

Institutional Shares

Shares sold	3,226,189	28,781,444	3,209,747	31,428,119

Shares redeemed	(3,695,676)	(32,449,193)	(4,490,380)	(43,371,078)

	(469,487)	(3,667,749)	(1,280,633)	(11,942,959)

Investor Shares

Shares sold	3,746,230	32,776,668	4,912,228	47,413,120

Shares redeemed	(6,992,341)	(60,641,365)	(10,290,358)	(97,986,670)

	(3,246,111)	(27,864,697)	(5,378,130)	(50,573,550)

Class R6 Shares

Shares sold	1,052,832	9,294,791	1,044,568	10,382,076

Shares redeemed	(2,140,595)	(18,243,221)	(1,740,165)	(16,607,639)

	(1,087,763)	(8,948,430)	(695,597)	(6,225,563)

29

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2025

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Class R Shares

Shares sold	6,197	$49,431	7,095	$63,591

Shares redeemed	(16,054)	(136,522)	(8,326)	(78,958)

	(9,857)	(87,091)	(1,231)	(15,367)

Class P Shares

Shares sold	—	(6,188)	2,381,948	24,141,151

Shares redeemed	(2,113,314)	(19,821,987)	—	—

	(2,113,314)	(19,828,175)	2,381,948	24,141,151

NET DECREASE IN SHARES	(6,664,317)	$(58,150,386)	(5,214,747)	$(46,627,486)

30

Report of Independent Registered Public

Accounting Firm

December 31, 2025

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Managed Futures Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Managed Futures Strategy Fund and its subsidiary (one of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2025, the related consolidated statement of operations for the year ended December 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period ended December 31, 2025 and each of the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

31

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Dwight L. Bush Principal Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 © 2026 Goldman Sachs. All rights reserved. SELSATAR-26

Goldman Sachs Funds Annual Financial Statements December 31, 2025 Goldman Sachs Real Estate Securities and Global Infrastructure Funds Goldman Sachs Global Infrastructure Fund Goldman Sachs Real Estate Securities Fund

Goldman Sachs Real Estate Securities and Global Infrastructure Funds

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 97.7%

Australia – 3.7%
247,007	APA Group (Utilities)	$1,475,920
274,430	Atlas Arteria Ltd. (Transportation)	892,592
137,236	Transurban Group (Transportation)	1,298,747

		3,667,259

Canada – 15.8%
166,496	Enbridge, Inc. (Energy)	7,967,256
16,747	Fortis, Inc. (Utilities)	870,690
40,006	Hydro One Ltd. (Utilities)(a)	1,592,604
54,285	Pembina Pipeline Corp. (Energy)	2,068,094
26,892	Rockpoint Gas Storage, Inc., Class A (Energy)	548,596
50,651	TC Energy Corp. (Energy)	2,789,117

		15,836,357

China – 1.2%
132,800	ENN Energy Holdings Ltd. (Utilities)	1,181,241

France – 7.6%
36,438	Engie SA (Utilities)	957,203
25,116	Veolia Environnement SA (Utilities)	873,975
41,142	Vinci SA (Capital Goods)	5,787,987

		7,619,165

Germany – 2.7%
90,359	E.ON SE (Utilities)	1,710,941
11,407	Fraport AG Frankfurt Airport Services Worldwide (Transportation)	932,781

		2,643,722

Italy – 3.4%
220,870	Enav SpA (Transportation)(a)	1,220,613
331,505	Snam SpA (Utilities)	2,202,810

		3,423,423

Japan – 0.3%
8,600	Osaka Gas Co. Ltd. (Utilities)	298,823

Mexico – 1.3%
50,290	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation)	1,321,127

Spain – 3.1%
23,461	Aena SME SA (Transportation)(a)	655,521
77,054	Cellnex Telecom SA (Telecommunication Services)*(a)	2,481,268

		3,136,789

Thailand – 0.8%
194,700	Airports of Thailand PCL (Transportation)	326,640

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
17,007	BKV Corp. (Energy)*	$461,740

		788,380

United Kingdom – 8.1%
419,434	National Grid PLC (Utilities)	6,433,488
44,143	Severn Trent PLC (Utilities)	1,657,618

		8,091,106

United States – 49.7%
10,390	Ameren Corp. (Utilities)	1,037,545
35,114	American Tower Corp. REIT (Equity Real Estate Investment Trusts (REITs))	6,164,965
6,987	American Water Works Co., Inc. (Utilities)	911,803
12,689	Atmos Energy Corp. (Utilities)	2,127,057
53,446	CenterPoint Energy, Inc. (Utilities)	2,049,120
15,762	Cheniere Energy, Inc. (Energy)	3,063,975
19,827	CMS Energy Corp. (Utilities)	1,386,502
12,780	Consolidated Edison, Inc. (Utilities)	1,269,310
11,419	Crown Castle, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	1,014,807
18,866	DT Midstream, Inc. (Energy)	2,257,883
10,717	Edison International (Utilities)	643,234
1,297	Equinix, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	993,710
10,706	Eversource Energy (Utilities)	720,835
41,725	Exelon Corp. (Utilities)	1,818,793
46,655	Ferrovial SE (Capital Goods)	3,022,812
68,402	Kinder Morgan, Inc. (Energy)	1,880,371
13,311	Kinetik Holdings, Inc. (Energy)	479,862
12,226	NextEra Energy, Inc. (Utilities)	981,503
18,297	NiSource, Inc. (Utilities)	764,083
21,105	ONEOK, Inc. (Energy)	1,551,217
179,221	PG&E Corp. (Utilities)	2,880,081
11,960	SBA Communications Corp. REIT (Equity Real Estate Investment Trusts (REITs))	2,313,423
32,419	Sempra (Utilities)	2,862,273
17,379	Targa Resources Corp. (Energy)	3,206,425
56,123	Williams Cos., Inc. (The) (Energy)	3,373,554
13,346	Xcel Energy, Inc. (Utilities)	985,736

		49,760,879

TOTAL COMMON STOCKS (Cost $63,913,208)		97,768,271

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued) December 31, 2025

Shares	Dividend Rate	Value

Investment Company – 1.4%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,445,968	3.686%	$1,445,968
(Cost $1,445,968)

TOTAL INVESTMENTS – 99.1% (Cost $65,359,176)		$99,214,239

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		875,403

NET ASSETS – 100.0%		$100,089,642

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:

PLC	—Public Limited Company

REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Utilities	40.0%

Energy	29.9

Industrials	15.6

Real Estate	10.5

Communication Services	2.5

Investment Company	1.5

TOTAL INVESTMENTS	100.0%

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 98.0%

Health Care REITs – 15.0%
16,045	Omega Healthcare Investors, Inc. REIT	$711,436
25,703	Ventas, Inc. REIT	1,988,898
27,491	Welltower, Inc. REIT	5,102,604

		7,802,938

Hotel & Resort REITs – 1.6%
8,774	Ryman Hospitality Properties, Inc. REIT	830,196

Hotels, Restaurants & Leisure – 0.6%
1,202	Hilton Worldwide Holdings, Inc.	345,275

Industrial REITs – 12.6%
50,054	Americold Realty Trust, Inc. REIT	643,694
41,462	Prologis, Inc. REIT	5,293,039
17,972	Rexford Industrial Realty, Inc. REIT	695,876

		6,632,609

Office REITs – 3.2%
21,575	Cousins Properties, Inc. REIT	556,203
16,277	Kilroy Realty Corp. REIT	608,271
10,145	SL Green Realty Corp. REIT	465,351

		1,629,825

Real Estate Management & Development – 1.0%
3,141	CBRE Group, Inc., Class A*	505,041

Residential REITs – 14.1%
22,690	American Homes 4 Rent, Class A REIT	728,349
9,929	AvalonBay Communities, Inc. REIT	1,800,227
15,687	Equity LifeStyle Properties, Inc. REIT	950,789
5,813	Essex Property Trust, Inc. REIT	1,521,146
32,400	Invitation Homes, Inc. REIT	900,396
10,463	Mid-America Apartment Communities, Inc. REIT	1,453,415

		7,354,322

Retail REITs – 15.1%
28,488	Acadia Realty Trust REIT	585,144
10,923	Agree Realty Corp. REIT	786,784
16,985	Curbline Properties Corp. REIT	394,222
9,140	Federal Realty Investment Trust REIT	921,312
44,622	Kimco Realty Corp. REIT	904,488
25,414	Realty Income Corp. REIT	1,432,587
15,460	Simon Property Group, Inc. REIT	2,861,801

		7,886,338

Specialized REITs – 34.8%
22,494	American Tower Corp. REIT	3,949,272
8,421	Crown Castle, Inc. REIT	748,374
15,512	Digital Realty Trust, Inc. REIT	2,399,862
4,755	Equinix, Inc. REIT	3,643,091
14,978	Extra Space Storage, Inc. REIT	1,950,435
6,761	Iron Mountain, Inc. REIT	560,825
5,080	Public Storage REIT	1,318,260

Shares	Description	Value

Common Stocks – (continued)

Specialized REITs – (continued)
8,656	SBA Communications Corp. REIT	$1,674,330
58,218	VICI Properties, Inc. REIT	1,637,090
13,955	Weyerhaeuser Co. REIT	330,594

		18,212,133

TOTAL COMMON STOCKS (Cost $34,856,519)		51,198,677

Shares	Dividend Rate	Value

Investment Company – 0.8%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
400,967	3.686%	400,967
(Cost $400,967)

TOTAL INVESTMENTS – 98.8% (Cost $35,257,486)		$51,599,644

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		628,960

NET ASSETS – 100.0%		$52,228,604

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:

REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities December 31, 2025

	Global Infrastructure Fund	Real Estate Securities Fund

Assets:

Investments in unaffiliated issuers, at value (cost $63,913,208 and $34,856,519, respectively)	$97,768,271	$51,198,677
Investments in affiliated issuers, at value (cost $1,445,968 and $400,967, respectively)	1,445,968	400,967
Cash	529,523	614,153
Foreign Currency, at value (cost $70,605 and $–, respectively)	70,901	—
Receivables:
Dividends	353,050	195,081
Foreign tax reclaims	243,676	—
Investments sold	14,293	—
Reimbursement from investment adviser	12,016	13,608
Fund shares sold	—	11,164
Other assets	36,264	49,528

Total assets	100,473,962	52,483,178

Liabilities:

Payables:
Fund shares redeemed	253,666	164,168
Accrued professional fees	46,225	42,896
Management fees	39,335	17,702
Custody, accounting and administrative services	31,856	10,856
Accrued Printing and mailing costs	10,417	15,455
Distribution and Service fees and Transfer Agency fees	1,463	2,796
Accrued expenses	1,358	701

Total liabilities	384,320	254,574

Net Assets:

Paid-in capital	68,187,821	32,068,880
Total distributable earnings	31,901,821	20,159,724

NET ASSETS	$100,089,642	$52,228,604
Net Assets:
Class A	$521,488	$10,873,410
Class C	186,326	469,247
Institutional	1,537,738	6,917,907
Service	—	646,096
Investor	438,165	1,088,510
Class R6	31,582,995	2,759,628
Class R	—	445,162
Class P	65,822,930	29,028,644

Total Net Assets	$100,089,642	$52,228,604
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	40,127	1,354,238
Class C	14,557	67,184
Institutional	118,793	789,701
Service	—	79,070
Investor	33,926	131,709
Class R6	2,446,880	315,043
Class R	—	57,310
Class P	5,104,347	3,315,718
Net asset value, offering and redemption price per share:(a)
Class A	$13.00	$8.03
Class C	12.80	6.98
Institutional	12.94	8.76
Service	—	8.17
Investor	12.92	8.26
Class R6	12.91	8.76
Class R	—	7.77
Class P	12.90	8.75

(a)

Maximum public offering price per share for Class A Shares of the Global Infrastructure Fund and Real Estate Securities Fund is $13.76 and $8.50, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations For the Fiscal Year Ended December 31, 2025

	Global Infrastructure Fund	Real Estate Securities Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $337,252 and $–, respectively)	$3,177,656	$2,156,953

Dividends — affiliated issuers	33,555	9,895

Total Investment Income	3,211,211	2,166,848

Expenses:

Management fees	896,768	643,002

Professional fees	129,086	111,616

Registration fees	77,876	112,710

Custody, accounting and administrative services	46,076	44,803

Printing and mailing costs	31,845	19,071

Transfer Agency fees(a)	31,587	40,677

Trustee fees	27,420	27,919

Distribution and/or Service (12b-1) fees(a)	2,831	37,267

Service fees — Class C	566	1,375

Shareholder Administration fees — Service Shares	—	953

Other	1,450	379

Total expenses	1,245,505	1,039,772

Less — expense reductions	(282,597)	(365,661)

Net expenses	962,908	674,111

NET INVESTMENT INCOME	2,248,303	1,492,737

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	5,724,539	9,013,150

Forward foreign currency exchange contracts	3,036	—

Foreign currency transactions	(7,049)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	6,440,880	(10,561,971)

Foreign currency translations	24,998	—

Net realized and unrealized gain (loss)	12,186,404	(1,548,821)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,434,707	$(56,084)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Global Infrastructure Fund	$1,135	$1,696	$–	$–	$681	$339	$794	$–	$851	$9,617	$–	$19,305
Real Estate Securities Fund	30,119	4,126	953	2,069	18,071	825	5,960	153	1,703	851	621	12,493

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Infrastructure Fund		Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

From operations:

Net investment income	$2,248,303	$2,930,393	$1,492,737	$1,793,488

Net realized gain	5,720,526	19,332,736	9,013,150	14,005,999

Net change in unrealized gain (loss)	6,465,878	(13,860,035)	(10,561,971)	(10,110,415)

Net increase (decrease) in net assets resulting from operations	14,434,707	8,403,094	(56,084)	5,689,072

Distributions to shareholders:

From distributable earnings:

Class A Shares	(31,082)	(33,403)	(3,312,509)	(921,577)

Class C Shares	(10,274)	(33,244)	(154,885)	(50,383)

Institutional Shares	(117,864)	(340,812)	(2,154,974)	(1,497,009)

Service Shares	–	–	(184,070)	(19,066)

Investor Shares	(26,741)	(214,451)	(283,043)	(79,849)

Class R6 Shares	(2,004,993)	(5,266,834)	(761,475)	(197,539)

Class R Shares	–	–	(128,459)	(31,485)

Class P Shares	(4,170,198)	(9,269,598)	(8,147,795)	(3,460,872)

From return of capital:

Class A Shares	–	(123)	–	–

Class C Shares	–	(123)	–	–

Institutional Shares	–	(1,259)	–	–

Investor Shares	–	(792)	–	–

Class R6 Shares	–	(19,453)	–	–

Class P Shares	–	(34,237)	–	–

Total distributions to shareholders	(6,361,152)	(15,214,329)	(15,127,210)	(6,257,780)

From share transactions:

Proceeds from sales of shares	7,754,885	13,041,935	11,638,027	11,076,770

Reinvestment of distributions	6,361,544	15,213,606	14,948,632	6,206,101

Cost of shares redeemed	(18,896,880)	(127,072,663)	(44,524,955)	(33,239,865)

Net decrease in net assets resulting from share transactions	(4,780,451)	(98,817,122)	(17,938,296)	(15,956,994)

TOTAL INCREASE (DECREASE)	3,293,104	(105,628,357)	(33,121,590)	(16,525,702)

Net Assets:

Beginning of year	$96,796,538	$202,424,895	$85,350,194	$101,875,896

End of year	$100,089,642	$96,796,538	$52,228,604	$85,350,194

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Global Infrastructure Fund

	Class A Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$12.00	$12.54	$12.27	$13.45	$11.78

Net investment income(a)	0.28	0.26	0.25	0.18	0.15

Net realized and unrealized gain (loss)	1.54	1.14	0.32	(1.20)	1.74

Total from investment operations	1.82	1.40	0.57	(1.02)	1.89

Distributions to shareholders from net investment income	(0.26)	(0.29)	(0.29)	(0.14)	(0.18)

Distributions to shareholders from net realized gains	(0.56)	(1.65)	–	–	(0.04)

Distributions to shareholders from return of capital	–	–	(0.01)	(0.02)	–

Total distributions	(0.82)	(1.94)	(0.30)	(0.16)	(0.22)

Net asset value, end of year	$13.00	$12.00	$12.54	$12.27	$13.45

Total Return(b)	15.23%	10.93%	4.78%	(7.62)%	16.15%

Net assets, end of year (in 000’s)	$521	$239	$185	$296	$1,302

Ratio of net expenses to average net assets	1.22%	1.24%	1.31%	1.35%	1.35%

Ratio of total expenses to average net assets	1.62%	1.62%	1.49%	1.41%	1.45%

Ratio of net investment income to average net assets	2.10%	2.03%	2.06%	1.44%	1.14%

Portfolio turnover rate(c)	19%	32%	26%	36%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Global Infrastructure Fund

	Class C Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.83	$12.38	$12.11	$13.34	$11.70

Net investment income(a)	0.15	0.16	0.16	0.09	0.05

Net realized and unrealized gain (loss)	1.53	1.13	0.31	(1.20)	1.73

Total from investment operations	1.68	1.29	0.47	(1.11)	1.78

Distributions to shareholders from net investment income	(0.15)	(0.19)	(0.19)	(0.11)	(0.10)

Distributions to shareholders from net realized gains	(0.56)	(1.65)	–	–	(0.04)

Distributions to shareholders from return of capital	–	–	(0.01)	(0.01)	–

Total distributions	(0.71)	(1.84)	(0.20)	(0.12)	(0.14)

Net asset value, end of year	$12.80	$11.83	$12.38	$12.11	$13.34

Total Return(b)	14.26%	10.19%	3.95%	(8.29)%	15.28%

Net assets, end of year (in 000’s)	$186	$242	$257	$454	$622

Ratio of net expenses to average net assets	1.97%	1.99%	2.06%	2.10%	2.10%

Ratio of total expenses to average net assets	2.36%	2.36%	2.24%	2.17%	2.20%

Ratio of net investment income to average net assets	1.21%	1.29%	1.35%	0.71%	0.39%

Portfolio turnover rate(c)	19%	32%	26%	36%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Global Infrastructure Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.96	$12.50	$12.23	$13.47	$11.80

Net investment income(a)	0.30	0.26	0.27	0.25	0.19

Net realized and unrealized gain (loss)	1.53	1.17	0.34	(1.22)	1.74

Total from investment operations	1.83	1.43	0.61	(0.97)	1.93

Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.32)	(0.23)	(0.22)

Distributions to shareholders from net realized gains	(0.56)	(1.65)	–	–	(0.04)

Distributions to shareholders from return of capital	–	–	(0.02)	(0.04)	–

Total distributions	(0.85)	(1.97)	(0.34)	(0.27)	(0.26)

Net asset value, end of year	$12.94	$11.96	$12.50	$12.23	$13.47

Total Return(b)	15.36%	11.25%	5.13%	(7.24)%	16.50%

Net assets, end of year (in 000’s)	$1,538	$1,922	$8,591	$13,554	$8,983

Ratio of net expenses to average net assets	0.97%	0.98%	0.99%	0.99%	0.99%

Ratio of total expenses to average net assets	1.26%	1.23%	1.12%	1.04%	1.08%

Ratio of net investment income to average net assets	2.34%	2.04%	2.25%	1.94%	1.50%

Portfolio turnover rate(c)	19%	32%	26%	36%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Global Infrastructure Fund

	Investor Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.93	$12.47	$12.21	$13.46	$11.78

Net investment income(a)	0.24	0.29	0.29	0.27	0.18

Net realized and unrealized gain (loss)	1.59	1.14	0.30	(1.27)	1.75

Total from investment operations	1.83	1.43	0.59	(1.00)	1.93

Distributions to shareholders from net investment income	(0.28)	(0.32)	(0.31)	(0.21)	(0.21)

Distributions to shareholders from net realized gains	(0.56)	(1.65)	–	–	(0.04)

Distributions to shareholders from return of capital	–	–	(0.02)	(0.04)	–

Total distributions	(0.84)	(1.97)	(0.33)	(0.25)	(0.25)

Net asset value, end of year	$12.92	$11.93	$12.47	$12.21	$13.46

Total Return(b)	15.47%	11.26%	5.00%	(7.41)%	16.49%

Net assets, end of year (in 000’s)	$438	$1,534	$1,195	$1,720	$248

Ratio of net expenses to average net assets	0.97%	0.99%	1.06%	1.10%	1.10%

Ratio of total expenses to average net assets	1.36%	1.37%	1.24%	1.16%	1.20%

Ratio of net investment income to average net assets	1.90%	2.27%	2.41%	2.17%	1.39%

Portfolio turnover rate(c)	19%	32%	26%	36%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Global Infrastructure Fund

	Class R6 Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.92	$12.46	$12.20	$13.44	$11.77

Net investment income(a)	0.29	0.30	0.31	0.24	0.19

Net realized and unrealized gain (loss)	1.55	1.13	0.29	(1.21)	1.74

Total from investment operations	1.84	1.43	0.60	(0.97)	1.93

Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.32)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	(0.56)	(1.65)	–	–	(0.04)

Distributions to shareholders from return of capital	–	–	(0.02)	(0.03)	–

Total distributions	(0.85)	(1.97)	(0.34)	(0.27)	(0.26)

Net asset value, end of year	$12.91	$11.92	$12.46	$12.20	$13.44

Total Return(b)	15.52%	11.29%	5.09%	(7.25)%	16.55%

Net assets, end of year (in 000’s)	$31,583	$32,312	$112,270	$128,064	$166,430

Ratio of net expenses to average net assets	0.96%	0.98%	0.98%	0.98%	0.98%

Ratio of total expenses to average net assets	1.24%	1.20%	1.12%	1.04%	1.07%

Ratio of net investment income to average net assets	2.23%	2.42%	2.55%	1.86%	1.51%

Portfolio turnover rate(c)	19%	32%	26%	36%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Global Infrastructure Fund

	Class P Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.91	$12.46	$12.19	$13.44	$11.76

Net investment income(a)	0.29	0.29	0.30	0.24	0.19

Net realized and unrealized gain (loss)	1.55	1.13	0.31	(1.22)	1.75

Total from investment operations	1.84	1.42	0.61	(0.98)	1.94

Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.32)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	(0.56)	(1.65)	–	–	(0.04)

Distributions to shareholders from return of capital	–	–	(0.02)	(0.03)	–

Total distributions	(0.85)	(1.97)	(0.34)	(0.27)	(0.26)

Net asset value, end of year	$12.90	$11.91	$12.46	$12.19	$13.44

Total Return(b)	15.53%	11.21%	5.17%	(7.32)%	16.66%

Net assets, end of year (in 000’s)	$65,823	$60,548	$79,927	$107,173	$117,473

Ratio of net expenses to average net assets	0.96%	0.97%	0.98%	0.98%	0.98%

Ratio of total expenses to average net assets	1.24%	1.24%	1.12%	1.04%	1.07%

Ratio of net investment income to average net assets	2.28%	2.26%	2.50%	1.87%	1.51%

Portfolio turnover rate(c)	19%	32%	26%	36%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Securities Fund

	Class A Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.30	$11.44	$10.23	$14.90	$11.03

Net investment income(a)	0.20	0.19	0.21	0.13	0.07

Net realized and unrealized gain (loss)	(0.26)	0.52	1.45	(4.29)	4.75

Total from investment operations	(0.06)	0.71	1.66	(4.16)	4.82

Distributions to shareholders from net investment income	(0.23)	(0.25)	(0.16)	(0.15)	(0.13)

Distributions to shareholders from net realized gains	(2.98)	(0.60)	(0.29)	(0.36)	(0.82)

Total distributions	(3.21)	(0.85)	(0.45)	(0.51)	(0.95)

Net asset value, end of year	$8.03	$11.30	$11.44	$10.23	$14.90

Total Return(b)	(0.56)%	6.05%	16.58%	(28.07)%	44.33%

Net assets, end of year (in 000’s)	$10,873	$12,556	$14,175	$14,224	$23,278

Ratio of net expenses to average net assets	1.20%	1.21%	1.22%	1.26%	1.28%

Ratio of total expenses to average net assets	1.71%	1.57%	1.55%	1.57%	1.55%

Ratio of net investment income to average net assets	1.81%	1.65%	1.94%	1.03%	0.55%

Portfolio turnover rate(c)	27%	39%	35%	35%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Securities Fund

	Class C Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$10.26	$10.49	$9.44	$13.82	$10.31

Net investment income (loss)(a)	0.10	0.10	0.12	0.03	(0.02)

Net realized and unrealized gain (loss)	(0.23)	0.46	1.33	(3.96)	4.41

Total from investment operations	(0.13)	0.56	1.45	(3.93)	4.39

Distributions to shareholders from net investment income	(0.17)	(0.19)	(0.11)	(0.09)	(0.06)

Distributions to shareholders from net realized gains	(2.98)	(0.60)	(0.29)	(0.36)	(0.82)

Total distributions	(3.15)	(0.79)	(0.40)	(0.45)	(0.88)

Net asset value, end of year	$6.98	$10.26	$10.49	$9.44	$13.82

Total Return(b)	(1.41)%	5.29%	15.63%	(28.54)%	43.12%

Net assets, end of year (in 000’s)	$469	$677	$730	$807	$1,540

Ratio of net expenses to average net assets	1.95%	1.96%	1.97%	2.01%	2.03%

Ratio of total expenses to average net assets	2.45%	2.32%	2.30%	2.32%	2.29%

Ratio of net investment income (loss) to average net assets	1.00%	0.90%	1.18%	0.24%	(0.20)%

Portfolio turnover rate(c)	27%	39%	35%	35%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Securities Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$12.02	$12.11	$10.80	$15.67	$11.56

Net investment income(a)	0.24	0.24	0.27	0.18	0.13

Net realized and unrealized gain (loss)	(0.26)	0.54	1.52	(4.51)	4.97

Total from investment operations	(0.02)	0.78	1.79	(4.33)	5.10

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.19)	(0.18)	(0.17)

Distributions to shareholders from net realized gains	(2.98)	(0.60)	(0.29)	(0.36)	(0.82)

Total distributions	(3.24)	(0.87)	(0.48)	(0.54)	(0.99)

Net asset value, end of year	$8.76	$12.02	$12.11	$10.80	$15.67

Total Return(b)	(0.21)%	6.37%	16.92%	(27.77)%	44.74%

Net assets, end of year (in 000’s)	$6,918	$20,559	$26,104	$24,348	$37,235

Ratio of net expenses to average net assets	0.84%	0.86%	0.89%	0.91%	0.91%

Ratio of total expenses to average net assets	1.32%	1.21%	1.19%	1.20%	1.17%

Ratio of net investment income to average net assets	1.99%	1.96%	2.38%	1.42%	0.92%

Portfolio turnover rate(c)	27%	39%	35%	35%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Securities Fund

	Service Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.45	$11.58	$10.36	$15.07	$11.15

Net investment income(a)	0.23	0.16	0.20	0.08	0.05

Net realized and unrealized gain (loss)	(0.30)	0.53	1.46	(4.30)	4.80

Total from investment operations	(0.07)	0.69	1.66	(4.22)	4.85

Distributions to shareholders from net investment income	(0.23)	(0.22)	(0.15)	(0.13)	(0.11)

Distributions to shareholders from net realized gains	(2.98)	(0.60)	(0.29)	(0.36)	(0.82)

Total distributions	(3.21)	(0.82)	(0.44)	(0.49)	(0.93)

Net asset value, end of year	$8.17	$11.45	$11.58	$10.36	$15.07

Total Return(b)	(0.68)%	5.87%	16.34%	(28.12)%	44.13%

Net assets, end of year (in 000’s)	$646	$277	$362	$312	$893

Ratio of net expenses to average net assets	1.34%	1.36%	1.39%	1.41%	1.41%

Ratio of total expenses to average net assets	1.88%	1.73%	1.69%	1.70%	1.68%

Ratio of net investment income to average net assets	2.07%	1.40%	1.84%	0.66%	0.42%

Portfolio turnover rate(c)	27%	39%	35%	35%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Securities Fund

	Investor Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.53	$11.65	$10.40	$15.13	$11.19

Net investment income(a)	0.24	0.25	0.22	0.15	0.11

Net realized and unrealized gain (loss)	(0.28)	0.50	1.50	(4.35)	4.81

Total from investment operations	(0.04)	0.75	1.72	(4.20)	4.92

Distributions to shareholders from net investment income	(0.25)	(0.27)	(0.18)	(0.17)	(0.16)

Distributions to shareholders from net realized gains	(2.98)	(0.60)	(0.29)	(0.36)	(0.82)

Total distributions	(3.23)	(0.87)	(0.47)	(0.53)	(0.98)

Net asset value, end of year	$8.26	$11.53	$11.65	$10.40	$15.13

Total Return(b)	(0.38)%	6.30%	16.91%	(27.90)%	44.58%

Net assets, end of year (in 000’s)	$1,089	$1,190	$843	$1,428	$2,678

Ratio of net expenses to average net assets	0.95%	0.95%	0.98%	1.01%	1.03%

Ratio of total expenses to average net assets	1.45%	1.31%	1.31%	1.32%	1.30%

Ratio of net investment income to average net assets	2.09%	2.10%	2.03%	1.22%	0.80%

Portfolio turnover rate(c)	27%	39%	35%	35%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Securities Fund

	Class R6 Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$12.02	$12.11	$10.79	$15.67	$11.56

Net investment income(a)	0.26	0.25	0.26	0.30	0.12

Net realized and unrealized gain (loss)	(0.28)	0.53	1.54	(4.64)	4.98

Total from investment operations	(0.02)	0.78	1.80	(4.34)	5.10

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.19)	(0.18)	(0.17)

Distributions to shareholders from net realized gains	(2.98)	(0.60)	(0.29)	(0.36)	(0.82)

Total distributions	(3.24)	(0.87)	(0.48)	(0.54)	(0.99)

Net asset value, end of year	$8.76	$12.02	$12.11	$10.79	$15.67

Total Return(b)	(0.19)%	6.38%	17.04%	(27.82)%	44.74%

Net assets, end of year (in 000’s)	$2,760	$2,895	$2,564	$2,385	$443

Ratio of net expenses to average net assets	0.83%	0.84%	0.88%	0.90%	0.90%

Ratio of total expenses to average net assets	1.34%	1.19%	1.18%	1.23%	1.18%

Ratio of net investment income to average net assets	2.20%	2.05%	2.31%	2.47%	0.93%

Portfolio turnover rate(c)	27%	39%	35%	35%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Securities Fund

	Class R Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.04	$11.21	$10.04	$14.64	$10.87

Net investment income(a)	0.17	0.17	0.17	0.10	0.04

Net realized and unrealized gain (loss)	(0.25)	0.49	1.43	(4.21)	4.66

Total from investment operations	(0.08)	0.66	1.60	(4.11)	4.70

Distributions to shareholders from net investment income	(0.21)	(0.23)	(0.14)	(0.13)	(0.11)

Distributions to shareholders from net realized gains	(2.98)	(0.60)	(0.29)	(0.36)	(0.82)

Total distributions	(3.19)	(0.83)	(0.43)	(0.49)	(0.93)

Net asset value, end of year	$7.77	$11.04	$11.21	$10.04	$14.64

Total Return(b)	(0.75)%	5.74%	16.26%	(28.22)%	43.82%

Net assets, end of year (in 000’s)	$445	$402	$512	$841	$1,134

Ratio of net expenses to average net assets	1.45%	1.45%	1.47%	1.51%	1.53%

Ratio of total expenses to average net assets	1.96%	1.81%	1.81%	1.82%	1.79%

Ratio of net investment income to average net assets	1.61%	1.48%	1.63%	0.84%	0.93%

Portfolio turnover rate(c)	27%	39%	35%	35%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Securities Fund

	Class P Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$12.01	$12.10	$10.79	$15.66	$11.55

Net investment income(a)	0.25	0.24	0.25	0.18	0.13

Net realized and unrealized gain (loss)	(0.27)	0.54	1.54	(4.51)	4.97

Total from investment operations	(0.02)	0.78	1.79	(4.33)	5.10

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.19)	(0.18)	(0.17)

Distributions to shareholders from net realized gains	(2.98)	(0.60)	(0.29)	(0.36)	(0.82)

Total distributions	(3.24)	(0.87)	(0.48)	(0.54)	(0.99)

Net asset value, end of year	$8.75	$12.01	$12.10	$10.79	$15.66

Total Return(b)	(0.17)%	6.47%	16.94%	(27.78)%	44.79%

Net assets, end of year (in 000’s)	$29,029	$46,793	$56,585	$70,378	$109,444

Ratio of net expenses to average net assets	0.83%	0.85%	0.88%	0.90%	0.90%

Ratio of total expenses to average net assets	1.33%	1.20%	1.18%	1.19%	1.16%

Ratio of net investment income to average net assets	2.09%	1.99%	2.22%	1.42%	0.93%

Portfolio turnover rate(c)	27%	39%	35%	35%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements December 31, 2025

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified

Goldman Sachs Global Infrastructure Fund	A, C, Institutional, Investor, R6 and P	Non-Diversified

Goldman Sachs Real Estate Securities Fund	A, C, Institutional, Service, Investor, R6, R and P	Non-Diversified

Class A Shares of the Global Infrastructure and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

23

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2025

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Global Infrastructure Fund	Quarterly	Annually

Real Estate Securities Fund	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Funds’ Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within each Fund’s financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

24

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statements at SEC.gov.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of December 31, 2025:

25

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Global Infrastructure Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$461,740	$1,806,704	$—

Europe	—	24,914,205	—

North America	63,895,551	3,022,812	—

Oceania	—	3,667,259	—

Investment Company	1,445,968	—	—

Total	$65,803,259	$33,410,980	$—

Real Estate Securities Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$51,198,677	$—	$—

Investment Company	400,967	—	—

Total	$51,599,644	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the year ended December 31, 2025, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Global Infrastructure Fund	0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

Real Estate Securities Fund	0.87	0.78	0.74	0.73	0.71	0.87	0.80*

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.80% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 30, 2026, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Trustees.

26

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund.

For the fiscal year ended December 31, 2025, GSAM waived $1,350 and $385 of the Global Infrastructure and Real Estate Securities Funds’ management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2025, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Real Estate Securities Fund	$ 619	$ —

D. Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net

27

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2025

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.11% of the average daily net assets attributable to Class A, Class C and Investor Shares of the Global Infrastructure Fund. This arrangement will remain in effect through at least April 30, 2026, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Global Infrastructure Fund and Real Estate Securities Fund are 0.034% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 30, 2026, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the year ended December 31, 2025, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

Global Infrastructure Fund	$1,350	$1,372	$279,875	$282,597

Real Estate Securities Fund	52,121	–	313,540	365,661

G. Line of Credit Facility — As of December 31, 2025, the Funds participated in a $1,300,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended December 31, 2025, the Funds did not have any borrowings under the facility. Prior to April 14, 2025, the facility was $1,150,000,000.

H. Other Transactions with Affiliates — For the year ended December 31, 2025, Goldman Sachs earned $37 in brokerage commissions from portfolio transactions on behalf of the Real Estate Securities Fund. The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the year ended December 31, 2025:

Global Infrastructure Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$622,116	$20,458,905	$(19,635,053)	$1,445,968	1,445,968	$33,555

28

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Real Estate Securities Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$323,521	$9,451,273	$(9,373,827)	$400,967	400,967	$9,895

As of December 31, 2025, the following Goldman Sachs Funds were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Dynamic Global Equity Fund

Global Infrastructure Fund	6%	10%	9%	7%

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2025, were as follows:

Fund	Purchases	Sales

Global Infrastructure Fund	$ 18,922,819	$ 28,380,119

Real Estate Securities Fund	20,209,882	51,297,915

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2025 was as follows:

	Global Infrastructure Fund	Real Estate Securities Fund

Distributions paid from:

Ordinary Income	$ 2,830,222	$ 1,626,879

Long-term capital gains	3,530,930	13,500,331

Total taxable distributions	$ 6,361,152	$ 15,127,210

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

	Global Infrastructure Fund	Real Estate Securities Fund

Distributions paid from:

Ordinary Income	$ 3,639,227	$ 2,059,751

Long-term capital gains	11,519,115	4,198,029

Total taxable distributions	$ 15,158,342	$ 6,257,780

Return of Capital	$ 55,987	$ —

29

XGOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2025

6. TAX INFORMATION (continued)

As of December 31, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

	Global Infrastructure Fund	Real Estate Securities Fund

Undistributed ordinary income — net	$473,390	$158,749

Undistributed long-term capital gains	908,565	4,294,859

Total undistributed earnings	$1,381,955	$4,453,608

Timing differences — (Real Estate Investment Trusts and Post October Capital Loss Deferral)	—	93,789

Unrealized gains (losses) — net	30,519,866	15,612,327

Total accumulated earnings (losses) — net	$31,901,821	$20,159,724

As of December 31, 2025, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Infrastructure Fund	Real Estate Securities Fund

Tax Cost	$ 68,696,515	$ 35,987,317

Gross unrealized gain	31,524,053	16,987,557

Gross unrealized loss	(1,004,187)	(1,375,230)

Net unrealized gain (loss)	$ 30,519,866	$ 15,612,327

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment companies.

The Global Infrastructure Fund reclassified $55,987 from distributable earnings to paid-in capital for the year ending December 31, 2025. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from a tax return of capital.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. OTHER RISKS (continued)

invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market Risk — The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

REIT Risk — Risks associated with investments in the real estate industry (such as REITs) include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to

31

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2025

7. OTHER RISKS (continued)

more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

The Funds adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

10. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

32

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Infrastructure Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	34,511	$447,506	6,885	$ 94,421

Reinvestment of distributions	2,396	31,082	2,653	32,803

Shares redeemed	(16,687)	(219,883)	(4,353)	(54,967)

	20,220	258,705	5,185	72,257

Class C Shares

Shares sold	2	12	175	2,172

Reinvestment of distributions	817	10,274	2,744	33,367

Shares redeemed	(6,717)	(86,154)	(3,225)	(41,570)

	(5,898)	(75,868)	(306)	(6,031)

Institutional Shares

Shares sold	19,208	243,106	162,574	1,983,437

Reinvestment of distributions	9,208	117,871	27,719	342,071

Shares redeemed	(70,370)	(918,924)	(717,040)	(8,811,696)

	(41,954)	(557,947)	(526,747)	(6,486,188)

Investor Shares

Shares sold	9,931	130,427	49,075	641,078

Reinvestment of distributions	2,154	26,747	17,480	215,243

Shares redeemed	(106,723)	(1,311,540)	(33,821)	(422,085)

	(94,638)	(1,154,366)	32,734	434,236

Class R6 Shares

Shares sold	332,343	4,418,014	517,219	7,215,870

Reinvestment of distributions	156,904	2,005,120	429,789	5,286,287

Shares redeemed	(752,394)	(9,911,996)	(7,244,548)	(89,092,416)

	(263,147)	(3,488,862)	(6,297,540)	(76,590,259)

Class P Shares

Shares sold	195,038	2,515,820	238,621	3,104,957

Reinvestment of distributions	326,478	4,170,450	756,614	9,303,835

Shares redeemed	(500,075)	(6,448,383)	(2,329,457)	(28,649,929)

	21,441	237,887	(1,334,222)	(16,241,137)

NET DECREASE IN SHARES	(363,976)	$(4,780,451)	(8,120,896)	$ (98,817,122)

33

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2025

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	84,128	$891,882	60,513	$ 692,707

Reinvestment of distributions	388,706	3,185,285	75,928	882,651

Shares redeemed	(230,071)	(2,391,900)	(263,921)	(3,036,541)

	242,763	1,685,267	(127,480)	(1,461,183)

Class C Shares

Shares sold	3,119	30,936	3,541	37,380

Reinvestment of distributions	21,777	154,884	4,753	50,383

Shares redeemed	(23,661)	(232,383)	(11,980)	(124,702)

	1,235	(46,563)	(3,686)	(36,939)

Institutional Shares

Shares sold	395,972	4,680,263	252,793	2,954,151

Reinvestment of distributions	235,380	2,149,157	121,180	1,494,742

Shares redeemed	(1,552,230)	(18,278,264)	(819,678)	(10,174,675)

	(920,878)	(11,448,844)	(445,705)	(5,725,782)

Service Shares

Shares sold	38,202	433,597	6,247	75,450

Reinvestment of distributions	22,288	183,977	1,614	19,029

Shares redeemed	(5,621)	(56,652)	(14,953)	(163,757)

	54,869	560,922	(7,092)	(69,278)

Investor Shares

Shares sold	60,278	603,545	86,140	1,065,062

Reinvestment of distributions	33,427	283,043	6,722	79,849

Shares redeemed	(65,210)	(705,661)	(62,020)	(741,064)

	28,495	180,927	30,842	403,847

Class R6 Shares

Shares sold	27,383	306,711	57,534	717,509

Reinvestment of distributions	80,058	716,032	15,119	187,090

Shares redeemed	(33,333)	(393,931)	(43,474)	(547,615)

	74,108	628,812	29,179	356,984

Class R Shares

Shares sold	9,504	101,012	12,760	142,213

Reinvestment of distributions	16,262	128,459	2,770	31,485

Shares redeemed	(4,870)	(53,878)	(24,800)	(292,127)

	20,896	175,593	(9,270)	(118,429)

Class P Shares

Shares sold	466,638	4,590,081	456,715	5,392,298

Reinvestment of distributions	903,668	8,147,795	280,357	3,460,872

Shares redeemed	(1,949,278)	(22,412,286)	(1,517,713)	(18,159,384)

	(578,972)	(9,674,410)	(780,641)	(9,306,214)

NET DECREASE IN SHARES	(1,077,484)	$(17,938,296)	(1,313,853)	$ (15,956,994)

34

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Global Infrastructure Fund and Goldman Sachs Real Estate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Global Infrastructure Fund and Goldman Sachs Real Estate Securities Fund (two of the Funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2025, the related statements of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2025 and each of the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

35

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Goldman Sachs Trust — Real Estate Securities and Global Infrastructure Funds — Tax Information (Unaudited)

   For the year ended December 31, 2025, 28.49% and 0.11% of the dividends paid from net investment company taxable income by the Global Infrastructure and Real Estate Securities Funds, respectively, qualify for the dividends received deduction available to corporations.

   For the year ended December 31, 2025, 7% and 97.49% of the dividends paid from net investment company taxable income by the Global Infrastructure and Real Estate Securities Funds, respectively, qualify as section 199A dividends.

   For the year ended December 31, 2025, 93% and 2.51% of the dividends paid from net investment company taxable income by the Global Infrastructure and Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

   Pursuant to Section 852 of the Internal Revenue Code, the Global Infrastructure and Real Estate Securities Funds designate $3,530,930 and $13,500,331 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2025.

   During the year ended December 31, 2025, the Global Infrastructure Fund designates $635,955 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

36

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TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer 2026 Goldman Sachs. All rights reserved. RESAR-26

Goldman Sachs Funds Annual Financial Statements December 31, 2025 Tax-Advantaged Equity Funds I Goldman Sachs International Tax-Managed Equity Fund Goldman Sachs U.S. Tax-Managed Equity Fund

Goldman Sachs Tax-Advantaged Equity Funds

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 97.8%

Australia – 7.1%
31,073	ANZ Group Holdings Ltd. (Banks)	$751,271
19,845	Capricorn Metals Ltd. (Materials)*	187,765
17,000	Charter Hall Group REIT (Equity Real Estate Investment Trusts (REITs))	276,512
29,024	Commonwealth Bank of Australia (Banks)	3,097,996
8,837	Computershare Ltd. (Commercial & Professional Services)	200,278
790,719	Evolution Mining Ltd. (Materials)	6,617,325
1,212,590	Glencore PLC (Materials)*	6,628,826
517,876	Insurance Australia Group Ltd. (Insurance)	2,748,480
269,305	Metals X Ltd. (Materials)*	199,447
94,691	National Australia Bank Ltd. (Banks)	2,662,404
451,717	Northern Star Resources Ltd. (Materials)	7,949,161
35,233	Perseus Mining Ltd. (Materials)	132,454
27,583	Pro Medicus Ltd. (Health Care Equipment & Services)	4,050,929
815,447	Qantas Airways Ltd. (Transportation)	5,633,670
147,665	QBE Insurance Group Ltd. (Insurance)	1,955,003
176,523	Regis Resources Ltd. (Materials)	880,406
193,618	Resolute Mining Ltd. (Materials)*	156,818
115,883	Rio Tinto Ltd. (Materials)	11,305,048
70,571	Sandfire Resources Ltd. (Materials)*	838,264
170,680	Wesfarmers Ltd. (Consumer Discretionary Distribution & Retail)	9,195,060
310,946	Westpac Banking Corp. (Banks)	7,979,352

		73,446,469

Austria – 0.6%
45,409	Erste Group Bank AG (Banks)	5,444,972
7,957	Strabag SE (Capital Goods)	756,131
3,694	Vienna Insurance Group AG Wiener Versicherung Gruppe (Insurance)	290,926

		6,492,029

Belgium – 0.8%
28,887	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	8,048,691

China – 1.2%
1,577,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	1,299,139

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
171,762	Prosus NV (Consumer Discretionary Distribution & Retail)*	$10,635,334

		11,934,473

Denmark – 2.4%
105,767	Danske Bank A/S (Banks)	5,281,612
11,677	Jyske Bank A/S (Banks)	1,598,110
123,062	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	6,241,517
7,812	Pandora A/S (Consumer Durables & Apparel)	863,898
385,094	Vestas Wind Systems A/S (Capital Goods)	10,415,723

		24,400,860

Finland – 1.9%
564,728	Nordea Bank Abp (Banks)	10,624,947
252,359	Wartsila OYJ Abp (Capital Goods)	8,934,679

		19,559,626

France – 10.4%
46,126	Air Liquide SA (Materials)	8,669,570
8,072	Airbus SE (Capital Goods)	1,874,513
255,979	AXA SA (Insurance)	12,282,147
64,671	Cie de Saint-Gobain SA (Capital Goods)	6,576,521
11,049	Covivio SA REIT (Equity Real Estate Investment Trusts (REITs))	733,439
95,275	Danone SA (Food, Beverage & Tobacco)	8,593,724
12,738	Dassault Aviation SA (Capital Goods)	4,083,877
449,607	Engie SA (Utilities)	11,810,891
31,094	EssilorLuxottica SA (Health Care Equipment & Services)	9,831,864
7,067	Gaztransport Et Technigaz SA (Energy)	1,296,701
1,708	Hermes International SCA (Consumer Durables & Apparel)	4,240,711
48,289	Klepierre SA REIT (Equity Real Estate Investment Trusts (REITs))	1,910,570
17,301	Legrand SA (Capital Goods)	2,572,016
9,037	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	6,811,514
19,184	Rubis SCA (Utilities)	720,311
43,110	Safran SA (Capital Goods)	15,015,958
4,085	SMCP SA (Consumer Discretionary Distribution & Retail)*(a)	30,032
31,317	Thales SA (Capital Goods)	8,448,261
9,106	Unibail-Rodamco-Westfield REIT (Equity Real Estate Investment Trusts (REITs))*	990,250

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
4,659	Vicat SACA (Materials)	$414,606
2,165	Viridien (Energy)*	248,886

		107,156,362

Georgia – 0.1%
20,345	TBC Bank Group PLC (Banks)	1,111,858

Germany – 8.0%
10,606	Allianz SE (Insurance)	4,903,976
21,667	Continental AG (Automobiles & Components)	1,719,558
251,453	Deutsche Bank AG (Financial Services)	9,690,787
8,166	DWS Group GmbH & Co. KGaA (Financial Services)(a)	536,702
440,524	E.ON SE (Utilities)	8,341,292
10,971	Fresenius Medical Care AG (Health Care Equipment & Services)	524,036
157,859	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	9,044,032
13,767	GEA Group AG (Capital Goods)	930,405
12,330	Hannover Rueck SE (Insurance)	3,836,868
3,584	Indus Holding AG (Capital Goods)	118,185
122,082	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	5,326,558
808	JOST Werke SE (Capital Goods)(a)	51,139
31,255	Knorr-Bremse AG (Capital Goods)	3,467,504
5,596	Mercedes-Benz Group AG (Automobiles & Components)	387,927
2,401	MTU Aero Engines AG (Capital Goods)	995,283
17,724	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Insurance)	11,663,931
19,985	Nordex SE (Capital Goods)*	677,391
596	Rheinmetall AG (Capital Goods)	1,087,340
43,675	SAP SE (Software & Services)	10,611,657
48,755	Scout24 SE (Media & Entertainment)(a)	4,896,952
16,122	Siemens Energy AG (Capital Goods)*	2,261,734
20,409	Siemens Healthineers AG (Health Care Equipment & Services)(a)	1,069,792

		82,143,049

Hong Kong – 2.4%
95,600	AIA Group Ltd. (Insurance)	984,020
605,600	Bank of East Asia Ltd. (The) (Banks)	1,035,808

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – (continued)
1,516,800	Dah Sing Banking Group Ltd. (Banks)	$2,081,498
213,200	Dah Sing Financial Holdings Ltd. (Banks)	968,657
196,000	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	10,254,986
48,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	584,462
8,205,000	WH Group Ltd. (Food, Beverage & Tobacco)(a)	9,140,485

		25,049,916

Italy – 3.7%
4,870	Banca Generali SpA (Financial Services)	325,091
88,201	Banca Mediolanum SpA (Financial Services)	2,002,739
509,190	Banca Monte dei Paschi di Siena SpA (Banks)	5,421,451
359,610	Banco BPM SpA (Banks)	5,460,657
75,180	Banco di Desio e della Brianza SpA (Banks)	830,819
47,204	BPER Banca SpA (Banks)	637,844
60,234	Coca-Cola HBC AG (Food, Beverage & Tobacco)*	3,116,124
36,426	Credito Emiliano SpA (Banks)	650,790
7,559	Leonardo SpA (Capital Goods)	432,379
76,362	OVS SpA (Consumer Durables & Apparel)(a)	433,336
79,124	Sogefi SpA (Automobiles & Components)	313,787
48,132	Technogym SpA (Consumer Durables & Apparel)(a)	908,340
179,387	UniCredit SpA (Banks)	14,858,042
103,802	Unipol Assicurazioni SpA (Insurance)	2,490,383

		37,881,782

Ivory Coast – 0.1%
30,379	Endeavour Mining PLC (Materials)	1,587,228

Japan – 22.6%
49,200	Advantest Corp. (Semiconductors & Semiconductor Equipment)	6,221,238
118,200	AGC, Inc. (Capital Goods)	3,919,953
122,100	Aisin Corp. (Automobiles & Components)	2,287,697
18,900	ANA Holdings, Inc. (Transportation)	358,943
50,100	Asia Pile Holdings Corp. (Materials)	450,784
2,100	Astena Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,470
15,800	Awa Bank Ltd. (The) (Banks)	441,979

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
114,800	Central Japan Railway Co. (Transportation)	$3,179,960
26,800	Chudenko Corp. (Capital Goods)	771,111
94,000	Chugin Financial Group, Inc. (Banks)	1,484,331
27,100	Credit Saison Co. Ltd. (Financial Services)	726,967
128,600	Daido Metal Co. Ltd. (Automobiles & Components)	804,584
292,800	Dai-ichi Life Holdings, Inc. (Insurance)	2,433,335
393,600	Daiwa Securities Group, Inc. (Financial Services)	3,449,430
261,200	Electric Power Development Co. Ltd. (Utilities)	5,281,991
1,033,300	ENEOS Holdings, Inc. (Energy)	7,310,706
76,600	EXEO Group, Inc. (Capital Goods)	1,271,795
71,500	FANUC Corp. (Capital Goods)	2,782,477
122,900	Fuji Electric Co. Ltd. (Capital Goods)	9,320,131
9,500	Fujita Kanko, Inc. (Consumer Services)	159,827
65,700	Fujitsu Ltd. (Software & Services)	1,805,628
18,300	Futaba Industrial Co. Ltd. (Automobiles & Components)	122,396
33,000	Hitachi Construction Machinery Co. Ltd. (Capital Goods)	975,471
4,400	Hokuhoku Financial Group, Inc. (Banks)	128,844
14,100	Inpex Corp. (Energy)	282,008
6,600	Iriso Electronics Co. Ltd. (Technology Hardware & Equipment)	135,495
461,800	Isuzu Motors Ltd. (Automobiles & Components)	7,207,371
55,300	Iyogin Holdings, Inc. (Banks)	901,097
8,900	Japan Post Bank Co. Ltd. (Banks)	125,286
246,300	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	8,852,590
258,400	JX Advanced Metals Corp. (Materials)	3,230,276
40,100	Kansai Electric Power Co., Inc. (The) (Utilities)	629,758
15,800	KDDI Corp. (Telecommunication Services)	273,462
31,300	Kinden Corp. (Capital Goods)	1,357,711
33,900	Konami Group Corp. (Media & Entertainment)	4,603,867
5,800	Kurabo Industries Ltd. (Consumer Durables & Apparel)	314,129
600	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	114,326
34,400	Maxell Ltd. (Technology Hardware & Equipment)	527,425

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
350,000	Mitsubishi Corp. (Capital Goods)	$8,005,440
301,400	Mitsubishi Electric Corp. (Capital Goods)	8,787,876
429,100	Mitsubishi HC Capital, Inc. (Financial Services)	3,589,528
82,800	Mitsui E&S Co. Ltd. (Capital Goods)	2,955,922
35,600	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	404,568
29,600	Mizuho Financial Group, Inc. (Banks)	1,080,239
129,800	Modec, Inc. (Energy)	9,853,714
412,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	9,677,230
246,800	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	5,100,852
4,000	Musashino Bank Ltd. (The) (Banks)	124,274
14,100	Namura Shipbuilding Co. Ltd. (Capital Goods)	318,264
246,500	NEC Corp. (Software & Services)	8,340,452
319,500	NGK Insulators Ltd. (Capital Goods)	6,856,237
14,400	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	566,154
76,300	Nippon Thompson Co. Ltd. (Capital Goods)	398,373
7,200	Nitto Kogyo Corp. (Capital Goods)	189,313
56,100	Nojima Corp. (Consumer Discretionary Distribution & Retail)	426,152
38,000	NOK Corp. (Automobiles & Components)	681,938
650,500	Nomura Holdings, Inc. (Financial Services)	5,418,971
16,800	Noritsu Koki Co. Ltd. (Consumer Durables & Apparel)	199,433
33,800	North Pacific Bank Ltd. (Banks)	182,842
286,600	Obayashi Corp. (Capital Goods)	5,997,940
20,100	Panasonic Holdings Corp. (Consumer Durables & Apparel)	260,577
43,500	Press Kogyo Co. Ltd. (Automobiles & Components)	225,642
39,800	Procrea Holdings, Inc. (Banks)	553,688
510,400	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)*	6,990,874
21,600	Resorttrust, Inc. (Consumer Services)	270,254
43,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	378,358

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
4,500	San ju San Financial Group, Inc. (Banks)	$126,502
10,900	San-In Godo Bank Ltd. (The) (Banks)	103,607
124,400	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,290,360
32,400	Seikitokyu Kogyo Co. Ltd. (Capital Goods)	340,955
100,900	SG Holdings Co. Ltd. (Transportation)	923,392
13,800	Shikoku Bank Ltd. (The) (Banks)	155,042
7,500	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	161,245
14,500	Shinmaywa Industries Ltd. (Capital Goods)	177,359
163,500	Shizuoka Financial Group, Inc. (Banks)	2,538,619
78,000	SoftBank Group Corp. (Telecommunication Services)	2,188,160
183,600	Sompo Holdings, Inc. (Insurance)	6,231,791
82,700	Sumida Corp. (Technology Hardware & Equipment)	604,929
36,300	Sumitomo Corp. (Capital Goods)	1,256,434
269,400	Sumitomo Electric Industries Ltd. (Automobiles & Components)	10,850,701
174,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,612,167
153,100	Sumitomo Mitsui Trust Group, Inc. (Banks)	4,665,702
17,800	Suzuki Co. Ltd. (Technology Hardware & Equipment)	273,869
268,400	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,337,918
360,900	TDK Corp. (Technology Hardware & Equipment)	5,105,924
10,600	Toa Corp. (Capital Goods)	191,834
17,200	Toda Corp. (Capital Goods)	139,182
9,700	Toenec Corp. (Capital Goods)	119,824
21,300	Tokio Marine Holdings, Inc. (Insurance)	787,378
80,000	TPR Co. Ltd. (Automobiles & Components)	659,672
13,300	Tsugami Corp. (Capital Goods)	244,401
14,000	Tsukishima Holdings Co. Ltd. (Capital Goods)	252,330
145,500	Tsuruha Holdings, Inc. (Consumer Staples Distribution & Retail)	2,673,321
14,800	Yahagi Construction Co. Ltd. (Capital Goods)	220,266

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
77,100	Yokogawa Electric Corp. (Technology Hardware & Equipment)	$2,472,641
246,300	Yokohama Financial Group, Inc. (Banks)	2,036,167
12,700	Yurtec Corp. (Capital Goods)	223,337

		233,050,983

Luxembourg – 0.2%
27,624	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	2,020,101

Netherlands – 3.4%
7,761	ASM International NV (Semiconductors & Semiconductor Equipment)	4,698,476
24,449	ASML Holding NV (Semiconductors & Semiconductor Equipment)	26,344,306
7,255	Eurocommercial Properties NV REIT (Equity Real Estate Investment Trusts (REITs))	221,977
87,056	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	3,569,898

		34,834,657

New Zealand – 0.2%
76,608	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	1,664,457

Nigeria – 0.1%
285,297	Airtel Africa PLC (Telecommunication Services)(a)	1,366,646

Norway – 1.4%
64,553	DNB Bank ASA (Banks)	1,798,497
21,556	DOF Group ASA (Energy)	202,954
241,468	Kongsberg Gruppen ASA (Capital Goods)	6,187,686
97,402	Mowi ASA (Food, Beverage & Tobacco)	2,342,998
37,277	Odfjell Drilling Ltd. (Energy)	322,530
316,453	Orkla ASA (Food, Beverage & Tobacco)	3,523,939
22,109	SpareBank 1 SMN (Banks)	451,538

		14,830,142

Portugal – 0.1%
819,982	Banco Comercial Portugues SA, Class R (Banks)	863,161
28,929	REN - Redes Energeticas Nacionais SGPS SA (Utilities)	109,302

		972,463

Singapore – 1.1%
37,600	Oversea-Chinese Banking Corp. Ltd. (Banks)	577,657

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
380,800	Singapore Exchange Ltd. (Financial Services)	$5,012,827
29,800	Singapore Technologies Engineering Ltd. (Capital Goods)	194,716
904,900	Singapore Telecommunications Ltd. (Telecommunication Services)	3,201,535
77,400	United Overseas Bank Ltd. (Banks)	2,108,030

		11,094,765

Spain – 1.7%
65,763	Aena SME SA (Transportation)(a)	1,837,476
28,404	Banco Bilbao Vizcaya Argentaria SA (Banks)	666,279
105,372	Bankinter SA (Banks)	1,746,562
6,376	Befesa SA (Commercial & Professional Services)(a)	220,349
114,769	CaixaBank SA (Banks)	1,403,181
10,120	Distribuidora Internacional de Alimentacion SA (Consumer Staples Distribution & Retail)*	435,412
81,794	Gestamp Automocion SA (Automobiles & Components)(a)	291,139
148,200	Industria de Diseno Textil SA (Consumer Discretionary Distribution & Retail)	9,775,972
314,104	Unicaja Banco SA (Banks)(a)	1,022,096

		17,398,466

Sweden – 4.0%
16,465	AcadeMedia AB (Consumer Services)(a)	176,462
16,336	AddTech AB, Class B (Capital Goods)	575,331
20,301	AQ Group AB (Capital Goods)	432,275
186,765	Boliden AB (Materials)*	10,346,085
7,946	Clas Ohlson AB, Class B (Consumer Discretionary Distribution & Retail)	261,253
64,718	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary Distribution & Retail)	1,297,200
21,340	Mycronic AB (Technology Hardware & Equipment)	512,596
228,237	Sandvik AB (Capital Goods)	7,372,304
47,217	SKF AB, Class B (Capital Goods)	1,249,779
492,415	Svenska Handelsbanken AB, Class A (Banks)	7,133,883
24,300	Swedbank AB, Class A (Banks)	843,090
11,971	Tele2 AB, Class B (Telecommunication Services)	200,593
734,463	Telefonaktiebolaget LM Ericsson, Class B (Technology Hardware & Equipment)	7,147,823

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
41,487	Trelleborg AB, Class B (Capital Goods)	$1,753,720
68,744	Volvo AB, Class B (Capital Goods)	2,187,753

		41,490,147

Switzerland – 4.2%
193,017	ABB Ltd. (Capital Goods)	14,228,740
48,704	Avolta AG (Consumer Discretionary Distribution & Retail)*	2,872,555
6,265	Cembra Money Bank AG (Financial Services)	784,650
3,855	Cie Financiere Richemont SA (Consumer Durables & Apparel)	831,335
1,481	Galenica AG (Health Care Equipment & Services)(a)	182,671
575	Jungfraubahn Holding AG (Transportation)	207,120
8,643	PSP Swiss Property AG (Real Estate Management & Development)	1,563,837
18,712	Schindler Holding AG Participation Certificates (Capital Goods)	7,036,931
334,514	UBS Group AG (Financial Services)	15,446,051

		43,153,890

United Kingdom – 10.6%
47,485	Admiral Group PLC (Insurance)	2,031,310
122,541	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)(b)	22,677,381
1,722	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	158,303
665,007	Aviva PLC (Insurance)	6,114,695
31,712	Babcock International Group PLC (Capital Goods)	528,475
193,225	BAE Systems PLC (Capital Goods)(b)	4,447,089
17,229	Beazley PLC (Insurance)	192,665
105,386	Compass Group PLC (Consumer Services)	3,339,164
194,920	Currys PLC (Consumer Discretionary Distribution & Retail)	330,164
6,346	DCC PLC (Capital Goods)	395,348
187,218	Dowlais Group PLC (Automobiles & Components)	211,590
167,525	Halma PLC (Technology Hardware & Equipment)	7,951,561
71,759	HSBC Holdings PLC (Banks)	1,129,197
236,123	Imperial Brands PLC (Food, Beverage & Tobacco)	9,914,858

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
2,699	InterContinental Hotels Group PLC (Consumer Services)	$379,288
303,479	Kingfisher PLC (Consumer Discretionary Distribution & Retail)	1,277,512
6,782,525	Lloyds Banking Group PLC (Banks)	8,971,348
1,529,090	NatWest Group PLC (Banks)	13,413,623
15,449	Next PLC (Consumer Discretionary Distribution & Retail)	2,844,166
130,443	Smiths Group PLC (Capital Goods)	4,125,950
1,793,840	Tesco PLC (Consumer Staples Distribution & Retail)	10,667,671
61,036	TP ICAP Group PLC (Financial Services)	213,133
6,086,686	Vodafone Group PLC (Telecommunication Services)	8,113,618

		109,428,109

United States – 9.5%
99,359	Alcon AG (Health Care Equipment & Services)	7,862,090
322,623	GSK PLC (Pharmaceuticals, Biotechnology & Life Sciences)	7,909,826
5,592	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	274,232
92,636	Holcim AG (Materials)*	9,018,144
170,664	Nestle SA (Food, Beverage & Tobacco)	16,939,959
151,755	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	20,911,231
9,633	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,978,143
119,082	Sanofi SA (Pharmaceuticals, Biotechnology & Life Sciences)	11,521,813
243,461	Shell PLC (Energy)	9,018,789
8,033	Spotify Technology SA (Media & Entertainment)*(b)	4,664,843
285,823	Tenaris SA (Energy)	5,515,204

		97,614,274

TOTAL COMMON STOCKS (Cost $715,324,866)		1,007,731,443

Shares	Dividend Rate	Value

Investment Company – 3.2%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
32,683,396	3.686%	$32,683,396

(Cost $32,683,396)

TOTAL INVESTMENTS – 101.0% (Cost $748,008,262)		$1,040,414,839

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(10,788,888)

NET ASSETS – 100.0%		$1,029,625,951

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	24.9%

Industrials	18.2

Health Care	12.3

Information Technology	9.8

Consumer Discretionary	8.1

Consumer Staples	7.7

Materials	6.6

Energy	3.3

Investment Company	3.1

Communication Services	2.8

Utilities	2.6

Real Estate	0.6

TOTAL INVESTMENTS	100.0%

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2025, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Morgan Stanley Co., Inc.
	AUD	2,819,000	USD	1,889,570	1/2/2026	$(8,310)
	EUR	11,240,000	USD	13,215,621	1/2/2026	(6,365)
	CHF	344,000	USD	434,854	1/5/2026	(419)
	DKK	13,313,000	USD	2,096,304	1/5/2026	(1,248)
	EUR	184,000	USD	216,373	1/5/2026	(105)
	NOK	16,868,000	USD	1,681,904	1/5/2026	(8,475)
	SEK	22,028,000	USD	2,396,432	1/5/2026	(3,381)
	JPY	2,378,748,000	USD	15,213,909	1/6/2026	(22,228)

TOTAL						$(50,531)

FUTURES CONTRACTS — At December 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	93	03/20/26	$6,383,843	$88,911
FTSE 100 Index	17	03/20/26	2,277,997	13,849
Hang Seng Index	3	01/29/26	494,327	(4,718)
MSCI Singapore Index	5	01/29/26	173,390	(692)
SPI 200 Index	7	03/19/26	1,013,238	729
TOPIX Index	15	03/12/26	3,268,801	8,126

Total Futures Contracts				$106,205

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 99.2%

Aerospace & Defense – 2.9%
69,143	Carpenter Technology Corp.	$21,768,982
3,982	Curtiss-Wright Corp.	2,195,157
133,943	General Electric Co.	41,258,462
38,727	HEICO Corp., Class A	9,775,857
12,658	Hexcel Corp.	935,426
22,441	Moog, Inc., Class A	5,465,505
225,390	RTX Corp.	41,336,526

		122,735,915

Automobile Components – 0.6%
138,837	BorgWarner, Inc.	6,255,995
1,918,862	Mobileye Global, Inc., Class A (Israel)*	20,032,919

		26,288,914

Automobiles – 3.0%
3,149,115	Ford Motor Co.	41,316,389
97,923	General Motors Co.	7,963,098
174,855	Tesla, Inc.*	78,635,791

		127,915,278

Banks – 3.2%
945,100	Bank of America Corp.	51,980,500
1	Cadence Bank	43
243,688	Citigroup, Inc.	28,435,953
248,640	Citizens Financial Group, Inc.	14,523,062
76,523	Cullen/Frost Bankers, Inc.	9,690,107
60,509	FNB Corp.	1,034,704
35,636	International Bancshares Corp.	2,367,656
67,444	JPMorgan Chase & Co.	21,731,806
78,454	Prosperity Bancshares, Inc.	5,421,956
18,453	United Bankshares, Inc.	708,595
37,464	United Community Banks, Inc.	1,169,626

		137,064,008

Beverages – 0.8%
483,981	Coca-Cola Co. (The)	33,835,112

Biotechnology – 3.7%
216,201	AbbVie, Inc.	49,399,767
28,872	Alnylam Pharmaceuticals, Inc.*	11,480,951
254,997	Gilead Sciences, Inc.	31,298,332
51,920	Regeneron Pharmaceuticals, Inc.	40,075,490
119,751	TG Therapeutics, Inc.*	3,569,777
50,265	Vertex Pharmaceuticals, Inc.*	22,788,140

		158,612,457

Broadline Retail – 3.1%
526,598	Amazon.com, Inc.*	121,549,350
5,605	MercadoLibre, Inc. (Brazil)*	11,289,927

		132,839,277

Capital Markets – 3.4%
179,279	CME Group, Inc.	48,957,509
4,878	Coinbase Global, Inc., Class A*	1,103,111
63,671	GCM Grosvenor, Inc., Class A	720,756
47,508	Interactive Brokers Group, Inc., Class A	3,055,240
1,154,438	Invesco Ltd.	30,327,086
19,239	Jefferies Financial Group, Inc.	1,192,241
128,927	Morgan Stanley	22,888,410

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – (continued)
189,278	Nasdaq, Inc.	$18,384,572
147,039	Northern Trust Corp.	20,084,057

		146,712,982

Chemicals – 0.1%
71,307	Element Solutions, Inc.	1,781,962
57,103	Innospec, Inc.	4,370,664

		6,152,626

Commercial Services & Supplies – 0.3%
43,757	Rollins, Inc.	2,626,295
65,995	Waste Connections, Inc.	11,572,883

		14,199,178

Communications Equipment – 0.8%
179,145	Arista Networks, Inc.*	23,473,369
13,316	Cisco Systems, Inc.	1,025,732
197,333	CommScope Holding Co., Inc.*	3,577,647
16,083	Motorola Solutions, Inc.	6,164,936

		34,241,684

Construction & Engineering – 0.5%
10,335	Comfort Systems USA, Inc.	9,645,552
59,807	MasTec, Inc.*	13,000,248

		22,645,800

Construction Materials – 0.4%
20,785	Eagle Materials, Inc.	4,295,844
6,646	Martin Marietta Materials, Inc.	4,138,198
1,719	United States Lime & Minerals, Inc.	205,833
35,514	Vulcan Materials Co.	10,129,303

		18,769,178

Consumer Finance – 1.9%
3,867	American Express Co.	1,430,597
234,665	Capital One Financial Corp.	56,873,409
3,172	FirstCash Holdings, Inc.	505,553
121,058	OneMain Holdings, Inc.	8,177,468
26,162	PROG Holdings, Inc.	771,517
196,276	Synchrony Financial	16,375,307

		84,133,851

Consumer Staples Distribution & Retail – 1.1%
29,065	Casey’s General Stores, Inc.	16,064,516
36,700	Costco Wholesale Corp.	31,647,878

		47,712,394

Diversified Consumer Services – 0.5%
91,419	Bright Horizons Family Solutions, Inc.*	9,269,887
397	Graham Holdings Co., Class B	436,144
17,414	Grand Canyon Education, Inc.*	2,896,122
200,344	Laureate Education, Inc.*	6,745,582
42,877	Service Corp. International	3,343,120

		22,690,855

Electric Utilities – 0.2%
123,201	Xcel Energy, Inc.	9,099,626

Electrical Equipment – 1.3%
195,946	AMETEK, Inc.	40,229,673
32,308	Emerson Electric Co.	4,287,918

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
101,797	nVent Electric PLC	$10,380,240
125,708	Sunrun, Inc.*	2,313,027

		57,210,858

Electronic Equipment, Instruments & Components – 1.8%
358,494	Amphenol Corp., Class A	48,446,879
94,239	Keysight Technologies, Inc.*	19,148,422
117,313	Knowles Corp.*	2,514,018
6,633	PC Connection, Inc.	383,122
15,913	Sanmina Corp.*	2,388,064
2,989	Teledyne Technologies, Inc.*	1,526,572
48,119	TTM Technologies, Inc.*	3,320,211
1	Vontier Corp.	37

		77,727,325

Energy Equipment & Services – 0.7%
288,855	NOV, Inc.	4,514,804
94,650	SLB Ltd.	3,632,667
476,743	TechnipFMC PLC (United Kingdom)	21,243,668

		29,391,139

Entertainment – 0.6%
241,730	Netflix, Inc.*	22,664,605
30,022	Roku, Inc.*	3,257,087

		25,921,692

Financial Services – 4.5%
50,054	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	2,232,408
207,524	Berkshire Hathaway, Inc., Class B*	104,311,939
343,958	Equitable Holdings, Inc.	16,389,599
53,766	MGIC Investment Corp.	1,571,042
54,497	Pagseguro Digital Ltd., Class A (Brazil)	525,351
176,903	Visa, Inc., Class A	62,041,651
151,165	Voya Financial, Inc.	11,260,281

		198,332,271

Food Products – 0.0%
39,591	Darling Ingredients, Inc.*	1,425,276

Ground Transportation – 0.3%
31,810	Lyft, Inc., Class A*	616,160
12,022	Norfolk Southern Corp.	3,470,992
43,995	Union Pacific Corp.	10,176,923

		14,264,075

Health Care Equipment & Supplies – 2.3%
507,954	Boston Scientific Corp.*	48,433,414
52,822	Establishment Labs Holdings, Inc. (Costa Rica)*	3,849,667
81,374	Glaukos Corp.*	9,187,938
35,822	Intuitive Surgical, Inc.*	20,288,148
6,507	LeMaitre Vascular, Inc.	527,718
85,110	Medtronic PLC	8,175,667
65,652	TransMedics Group, Inc.*	7,986,566

		98,449,118

Shares	Description	Value

Common Stocks – (continued)

Health Care Providers & Services – 1.8%
2,060	Chemed Corp.	$881,391
21,748	Cigna Group (The)	5,985,702
6,544	Encompass Health Corp.	694,580
9,227	Fulgent Genetics, Inc.*	242,393
12,236	Guardant Health, Inc.*	1,249,785
43,802	HCA Healthcare, Inc.	20,449,402
173,203	OPKO Health, Inc.*	218,236
95,677	Quest Diagnostics, Inc.	16,602,830
65,416	UnitedHealth Group, Inc.	21,594,476
52,802	Universal Health Services, Inc., Class B	11,511,892

		79,430,687

Health Care REITs – 0.4%
922,129	Healthpeak Properties, Inc. REIT	14,827,834
10,269	Omega Healthcare Investors, Inc. REIT	455,328
28,435	Ventas, Inc. REIT	2,200,300
1,463	Welltower, Inc. REIT	271,547

		17,755,009

Hotels, Restaurants & Leisure – 2.2%
49,485	Airbnb, Inc., Class A*	6,716,104
53,406	Brightstar Lottery PLC	826,725
23,667	Choice Hotels International, Inc.	2,254,519
125,301	Dutch Bros, Inc., Class A*	7,670,927
168,356	Expedia Group, Inc.	47,696,938
39,839	Royal Caribbean Cruises Ltd.	11,111,894
4,108	Travel + Leisure Co.	289,737
262,413	Viking Holdings Ltd.*	18,738,912

		95,305,756

Household Durables – 1.0%
16,116	Champion Homes, Inc.*	1,361,802
180,840	M/I Homes, Inc.*	23,138,478
2,048	NVR, Inc.*	14,935,593
40,583	PulteGroup, Inc.	4,758,763

		44,194,636

Household Products – 1.5%
61,331	Energizer Holdings, Inc.	1,219,874
447,385	Procter & Gamble Co. (The)	64,114,744

		65,334,618

Independent Power and Renewable Electricity Producers – 0.5%
818,804	AES Corp. (The)	11,741,649
81,299	Ormat Technologies, Inc.	8,981,101

		20,722,750

Industrial REITs – 0.3%
61,283	First Industrial Realty Trust, Inc. REIT	3,509,677
65,403	Prologis, Inc. REIT	8,349,347

		11,859,024

Insurance – 1.5%
35,396	American Financial Group, Inc.	4,837,925
12,251	AMERISAFE, Inc.	470,561
41,281	CNO Financial Group, Inc.	1,753,204
14,513	Goosehead Insurance, Inc., Class A	1,068,883

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
106,759	Loews Corp.	$11,242,790
147,543	MetLife, Inc.	11,647,044
19,879	Progressive Corp. (The)	4,526,846
6,559	Reinsurance Group of America, Inc.	1,334,494
17,550	Safety Insurance Group, Inc.	1,367,321
65,766	Travelers Cos., Inc. (The)	19,076,086
98,156	W R Berkley Corp.	6,882,699

		64,207,853

Interactive Media & Services – 7.3%
674,678	Alphabet, Inc., Class A	211,174,214
21,161	Alphabet, Inc., Class C	6,640,322
129,216	Meta Platforms, Inc., Class A	85,294,190
59,120	Reddit, Inc., Class A*	13,589,914

		316,698,640

IT Services – 0.8%
5,072	EPAM Systems, Inc.*	1,039,151
8,663	Gartner, Inc.*	2,185,502
89,601	International Business Machines Corp.	26,540,712
11,885	MongoDB, Inc.*	4,988,016

		34,753,381

Leisure Products – 0.1%
283,466	Topgolf Callaway Brands Corp.*	3,308,048

Life Sciences Tools & Services – 0.7%
72,509	10X Genomics, Inc., Class A*	1,182,622
7,809	IQVIA Holdings, Inc.*	1,760,227
34,200	Medpace Holdings, Inc.*	19,208,430
5,950	Mettler-Toledo International, Inc.*	8,295,430

		30,446,709

Machinery – 1.9%
5,761	AGCO Corp.	600,988
55,528	Caterpillar, Inc.	31,810,325
1	Fortive Corp.	55
57,778	Illinois Tool Works, Inc.	14,230,722
237,164	Mueller Industries, Inc.	27,226,427
77,536	PACCAR, Inc.	8,490,967
15,786	Trinity Industries, Inc.	417,382
8,389	Xylem, Inc.	1,142,414

		83,919,280

Marine Transportation – 0.8%
320,804	Kirby Corp.*	35,346,185

Media – 1.3%
336,657	Fox Corp., Class A	24,599,527
538,116	News Corp., Class A	14,055,590
172,079	Omnicom Group, Inc.	13,895,379
366,410	Paramount Skydance Corp., Class B(a)	4,909,894

		57,460,390

Metals & Mining – 2.5%
56,430	Anglogold Ashanti PLC (Australia)	4,812,350
2,011,178	Hecla Mining Co.	38,594,506

Shares	Description	Value

Common Stocks – (continued)

Metals & Mining – (continued)
162,497	Novagold Resources, Inc. (Canada)*	$1,514,472
447,146	Southern Copper Corp. (Mexico)	64,152,037

		109,073,365

Multi-Utilities – 0.0%
6,538	Black Hills Corp.	453,868

Office REITs – 0.0%
1	Vornado Realty Trust REIT	33

Oil, Gas & Consumable Fuels – 1.2%
18,571	Antero Resources Corp.*	639,956
602,031	APA Corp.	14,725,678
10,830	Cheniere Energy, Inc.	2,105,244
12,570	Chevron Corp.	1,915,794
207,543	ConocoPhillips	19,428,100
86,172	EOG Resources, Inc.	9,048,922
43,600	Kinder Morgan, Inc.	1,198,564
14,840	Marathon Petroleum Corp.	2,413,429
149,086	Nordic American Tankers Ltd.	512,856
6,173	Valero Energy Corp.	1,004,903

		52,993,446

Passenger Airlines – 0.0%
340,756	JetBlue Airways Corp.*	1,550,440
5,878	SkyWest, Inc.*	590,210

		2,140,650

Pharmaceuticals – 3.3%
53,268	Eli Lilly & Co.	57,246,054
389,680	Johnson & Johnson	80,644,276
26,154	Merck & Co., Inc.	2,752,970
65,972	Ventyx Biosciences, Inc.*	595,727

		141,239,027

Professional Services – 1.1%
6,848	CACI International, Inc., Class A*	3,648,683
122,895	Equifax, Inc.	26,665,757
163,141	ExlService Holdings, Inc.*	6,923,704
60,126	Parsons Corp.*	3,715,787
41,629	SS&C Technologies Holdings, Inc.	3,639,207

		44,593,138

Residential REITs – 1.6%
94,597	American Homes 4 Rent, Class A REIT	3,036,564
1	Apartment Investment and Management Co., Class A REIT	6
401,588	Camden Property Trust REIT	44,206,807
42,892	Equity LifeStyle Properties, Inc. REIT	2,599,684
1,904	Essex Property Trust, Inc. REIT	498,239
518,300	Invitation Homes, Inc. REIT	14,403,557
37,390	NexPoint Residential Trust, Inc. REIT	1,125,439
125,483	UMH Properties, Inc. REIT	1,996,435

		67,866,731

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Retail REITs – 0.0%
2	Simon Property Group, Inc. REIT	$370

Semiconductors & Semiconductor Equipment – 11.2%
357,941	Broadcom, Inc.	123,883,380
3,264	KLA Corp.	3,966,021
49,590	Lam Research Corp.	8,488,816
58,972	Micron Technology, Inc.	16,831,199
1,604,795	NVIDIA Corp.(b)	299,294,268
8,380	Silicon Laboratories, Inc.*	1,095,266
177,815	Texas Instruments, Inc.	30,849,124

		484,408,074

Software – 8.3%
33,320	Adobe, Inc.*	11,661,667
7,544	Appian Corp., Class A*	267,209
14,713	Arteris, Inc.*	228,052
44,064	Datadog, Inc., Class A*	5,992,263
481,517	Fortinet, Inc.*	38,237,265
2,905	Intuit, Inc.	1,924,330
21,680	Manhattan Associates, Inc.*	3,757,361
475,326	Microsoft Corp.(b)	229,877,160
138,857	Palo Alto Networks, Inc.*	25,577,459
39,731	Pegasystems, Inc.	2,372,735
188,667	Samsara, Inc., Class A*	6,688,245
171,659	ServiceNow, Inc.*	26,296,442
3,843	Strategy, Inc.*	583,944
86,935	Teradata Corp.*	2,646,301
214,311	Zeta Global Holdings Corp., Class A*	4,361,229

		360,471,662

Specialized REITs – 0.5%
16,410	Four Corners Property Trust, Inc. REIT	378,415
9,634	Lamar Advertising Co., Class A REIT	1,219,472
763,203	VICI Properties, Inc. REIT	21,461,268

		23,059,155

Specialty Retail – 1.8%
688,266	American Eagle Outfitters, Inc.	18,149,574
87,064	Buckle, Inc. (The)	4,650,959
2,250	Carvana Co.*	949,545
55,432	Chewy, Inc., Class A*	1,832,028
324,965	TJX Cos., Inc. (The)	49,917,874
1	Victoria’s Secret & Co.*	54

		75,500,034

Technology Hardware, Storage & Peripherals – 6.0%
803,345	Apple, Inc.(b)	218,397,372
219,128	Dell Technologies, Inc., Class C	27,583,833
247,104	Eastman Kodak Co.*	2,090,500
35,278	Seagate Technology Holdings PLC	9,715,208

		257,786,913

Shares	Description	Value

Common Stocks – (continued)

Textiles, Apparel & Luxury Goods – 0.4%
233,756	Levi Strauss & Co., Class A	$4,848,099
31,116	Ralph Lauren Corp.	11,002,929

		15,851,028

Tobacco – 0.3%
71,140	Philip Morris International, Inc.	11,410,856

Trading Companies & Distributors – 0.8%
147,246	FTAI Aviation Ltd.	28,985,375
45,676	Rush Enterprises, Inc., Class A	2,463,764
5,515	United Rentals, Inc.	4,463,400
1,376	Watsco, Inc.	463,643

		36,376,182

Wireless Telecommunication Services – 0.1%
51,139	Telephone and Data Systems, Inc.	2,096,699

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $2,706,657,234)		4,294,435,086

	Dividend Rate

Securities Lending Reinvestment Vehicle – 0.0%(c)

Goldman Sachs Financial Square Government Fund – Institutional Shares
1,989,400	3.686%	$1,989,400
(Cost $1,989,400)

TOTAL INVESTMENTS – 99.2% (Cost $2,708,646,634)		$4,296,424,486

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		32,760,270

NET ASSETS – 100.0%		$4,329,184,756

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued) December 31, 2025

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	13	03/20/26	$1,623,700	$(49,035)
S&P 500 E-Mini Index	47	03/20/26	16,197,375	8,215

Total Futures Contracts				$(40,820)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities December 31, 2025

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Assets:

Investments in unaffiliated issuers, at value (cost $715,324,866 and $2,706,657,234, respectively)(a)	$1,007,731,443	$4,294,435,086
Investments in affiliated issuers, at value (cost $32,683,396 and $–, respectively)	32,683,396	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	1,989,400
Cash	15,633,661	34,926,266
Foreign Currency, at value (cost $6,896,395 and $–, respectively)	6,983,874	—
Receivables:
Investments sold	17,015,224	—
Foreign tax reclaims	4,173,049	3,732
Dividends	634,631	2,135,305
Fund shares sold	33,975	3,251
Reimbursement from investment adviser	29,677	—
Securities lending income	—	846
Other assets	35,873	29,404

Total assets	1,084,954,803	4,333,523,290

Liabilities:

Variation margin on futures contracts	19,702	37,288
Unrealized loss on forward foreign currency exchange contracts	50,531	—
Payables:
Investments purchased	54,028,050	—
Fund shares redeemed	694,505	810,502
Management fees	375,429	1,198,394
Distribution and Service fees and Transfer Agency fees	17,009	81,715
Collateral on certain derivative contracts	360	97,133
Payable upon return of securities loaned	—	1,989,400
Accrued expenses	143,266	124,102

Total liabilities	55,328,852	4,338,534

Net Assets:

Paid-in capital	764,045,908	2,775,798,849
Total distributable earnings	265,580,043	1,553,385,907

NET ASSETS	$1,029,625,951	$4,329,184,756
Net Assets:
Class A	$8,390,343	$115,589,543
Class C	1,366,961	18,496,083
Institutional	29,011,729	83,439,653
Service	—	2,183,678
Investor	72,238,842	28,158,524
Class R6	825,696,357	3,755,643,199
Class P	92,921,719	325,674,076
Total Net Assets	$1,029,625,951	$4,329,184,756
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	499,619	2,180,135
Class C	83,405	380,807
Institutional	1,722,825	1,532,345
Service	—	40,998
Investor	4,288,260	521,998
Class R6	49,407,238	69,614,508
Class P	5,556,997	6,034,742
Net asset value, offering and redemption price per share:(b)
Class A	$16.79	$53.02
Class C	16.39	48.57
Institutional	16.84	54.45
Service	—	53.26
Investor	16.85	53.94
Class R6	16.71	53.95
Class P	16.72	53.97

(a)	Includes loaned securities having a market value of $– and $1,904,140 for International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund, respectively.
(b)

Maximum public offering price per share for Class A Shares of the International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund is $17.77 and $ 56.11, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations December 31, 2025

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,113,620 and $4,269, respectively)	$26,723,958	$45,408,141

Dividends — affiliated issuers	46,436	129,235

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	546	22,183

Total Investment Income	26,770,940	45,559,559

Expenses:

Management fees	7,922,022	24,438,007

Custody, accounting and administrative services	339,407	248,271

Transfer Agency fees(a)	321,745	1,342,461

Professional fees	225,856	120,600

Registration fees	87,758	119,206

Printing and mailing costs	33,618	37,511

Trustee fees	29,582	35,088

Distribution and/or Service (12b-1) fees(a)	22,843	392,416

Service fees — Class C	2,257	43,487

Service fees — Service	—	17,881

Other	32,569	74,541

Total expenses	9,017,657	26,869,469

Less — expense reductions	(636,860)	(63,932)

Net expenses	8,380,797	26,805,537

NET INVESTMENT INCOME	18,390,143	18,754,022

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	17,794,175	(28,327,629)

In-kind redemptions	107,835,754	694,642,126

Foreign currency transactions	195,853	—

Futures contracts	2,524,632	(1,102,796)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	164,384,132	(161,812,368)

Futures contracts	234,379	1,295,712

Forward foreign currency exchange contracts	(50,531)	—

Foreign currency translations	758,262	—

Net realized and unrealized gain	293,676,656	504,695,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$312,066,799	$523,449,067

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor	Class R6	Class P
International Tax-Managed Equity Fund	$16,072	$6,771	$9,643	$1,354	$9,097	$–	$38,638	$238,675	$24,338

U.S. Tax-Managed Equity Fund	261,954	130,462	157,173	26,092	30,002	1,431	38,863	1,000,387	88,513

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets December 31, 2025

	International Tax-Managed Equity Fund		U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

From operations:

Net investment income	$18,390,143	$18,548,037	$18,754,022	$12,280,771

Net realized gain	128,350,414	48,666,804	665,211,701	168,219,122

Net change in unrealized gain (loss)	165,326,242	(16,996,333)	(160,516,656)	536,156,888

Net increase in net assets resulting from operations	312,066,799	50,218,508	523,449,067	716,656,781

Distributions to shareholders:

From distributable earnings:

Class A Shares	(154,388)	(94,950)	(271,816)	(1,440,051)

Class C Shares	(20,057)	(7,466)	–	(266,024)

Institutional Shares	(638,346)	(334,877)	(436,905)	(1,218,711)

Service Shares	–	–	–	(59,643)

Investor Shares	(729,762)	(402,396)	(126,699)	(418,582)

Class R6 Shares	(17,749,385)	(17,309,410)	(19,665,805)	(53,286,000)

Class P Shares	(2,009,637)	(1,502,550)	(1,701,888)	(4,747,824)

Total distributions to shareholders	(21,301,575)	(19,651,649)	(22,203,113)	(61,436,835)

From share transactions:

Proceeds from sales of shares	122,346,600	122,234,394	1,176,766,900	203,011,084

Proceeds paid in connection with in-kind transactions	(293,390,000)	(36,860,000)	(888,703,001)	(132,396,067)

Reinvestment of distributions	21,301,497	19,651,584	22,067,878	61,006,981

Cost of shares redeemed	(23,748,081)	(14,599,746)	(36,377,527)	(39,262,904)

Net increase (decrease) in net assets resulting from share transactions	(173,489,984)	90,426,232	273,754,250	92,359,094

TOTAL INCREASE	117,275,240	120,993,091	775,000,204	747,579,040

Net Assets:

Beginning of year	$912,350,711	$791,357,620	$3,554,184,552	$2,806,605,512

End of year	$1,029,625,951	$912,350,711	$4,329,184,756	$3,554,184,552

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	International Tax-Managed Equity Fund

	Class A Shares

	Year Ended December 31,

	2025	2024		2023		2022	2021

Per Share Data

Net asset value, beginning of year	$12.32	$11.84		$10.07		$12.28	$11.32

Net investment income(a)	0.24	0.22	(b)	0.24	(c),(d)	0.29	0.28

Net realized and unrealized gain (loss)	4.56	0.49		1.76		(2.18)	1.07

Total from investment operations	4.80	0.71		2.00		(1.89)	1.35

Distributions to shareholders from net investment income	(0.33)	(0.23)		(0.23)		(0.32)	(0.39)

Net asset value, end of year	$16.79	$12.32		$11.84		$10.07	$12.28

Total Return(e)	38.95%	5.99%		19.96%		(15.36)%	12.02%

Net assets, end of year (in 000’s)	$8,390	$5,225		$4,852		$5,139	$7,235

Ratio of net expenses to average net assets	1.21%	1.21%		1.22%		1.22%	1.22%

Ratio of total expenses to average net assets	1.33%	1.33%		1.35%		1.32%	1.33%

Ratio of net investment income to average net assets	1.61%	1.74	%(b)	2.15	%(c),(d)	2.74%	2.33%

Portfolio turnover rate(f)	175%	191%		132%		226%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounts to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(d)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	International Tax-Managed Equity Fund

	Class C Shares

	Year Ended December 31,

	2025	2024		2023		2022	2021

Per Share Data

Net asset value, beginning of year	$12.06	$11.60		$9.87		$12.03	$11.04

Net investment income(a)	0.13	0.12	(b)	0.16	(c),(d)	0.21	0.20

Net realized and unrealized gain (loss)	4.45	0.48		1.72		(2.13)	1.03

Total from investment operations	4.58	0.60		1.88		(1.92)	1.23

Distributions to shareholders from net investment income	(0.25)	(0.14)		(0.15)		(0.24)	(0.24)

Net asset value, end of year	$16.39	$12.06		$11.60		$9.87	$12.03

Total Return(e)	38.00%	5.23%		18.98%		(15.96)%	11.19%

Net assets, end of year (in 000’s)	$1,367	$705		$696		$728	$1,009

Ratio of net expenses to average net assets	1.96%	1.96%		1.97%		1.97%	1.96%

Ratio of total expenses to average net assets	2.08%	2.08%		2.10%		2.07%	2.07%

Ratio of net investment income to average net assets	0.87%	0.95	%(b)	1.46	%(c),(d)	2.01%	1.59%

Portfolio turnover rate(f)	175%	191%		132%		226%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounts to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(d)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	International Tax-Managed Equity Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024		2023		2022	2021

Per Share Data

Net asset value, beginning of year	$12.34	$11.86		$10.10		$12.31	$11.29

Net investment income(a)	0.29	0.27	(b)	0.27	(c),(d)	0.32	0.32

Net realized and unrealized gain (loss)	4.58	0.48		1.77		(2.17)	1.07

Total from investment operations	4.87	0.75		2.04		(1.85)	1.39

Distributions to shareholders from net investment income	(0.37)	(0.27)		(0.28)		(0.36)	(0.37)

Net asset value, end of year	$16.84	$12.34		$11.86		$10.10	$12.31

Total Return(e)	39.48%	6.31%		20.23%		(15.02)%	12.42%

Net assets, end of year (in 000’s)	$29,012	$15,347		$12,638		$9,934	$11,247

Ratio of net expenses to average net assets	0.90%	0.90%		0.90%		0.90%	0.90%

Ratio of total expenses to average net assets	0.97%	0.97%		0.99%		0.95%	0.96%

Ratio of net investment income to average net assets	1.91%	2.08	%(b)	2.45	%(c),(d)	3.01%	2.65%

Portfolio turnover rate(f)	175%	191%		132%		226%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounts to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(d)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	International Tax-Managed Equity Fund

	Investor Shares

	Year Ended December 31,

	2025	2024		2023		2022	2021

Per Share Data

Net asset value, beginning of year	$12.35	$11.87		$10.10		$12.32	$11.30

Net investment income(a)	0.27	0.26	(b)	0.26	(c),(d)	0.32	0.31

Net realized and unrealized gain (loss)	4.59	0.48		1.78		(2.19)	1.07

Total from investment operations	4.86	0.74		2.04		(1.87)	1.38

Distributions to shareholders from net investment income	(0.36)	(0.26)		(0.27)		(0.35)	(0.36)

Net asset value, end of year	$16.85	$12.35		$11.87		$10.10	$12.32

Total Return(e)	39.39%	6.25%		20.26%		(15.15)%	12.31%

Net assets, end of year (in 000’s)	$72,239	$19,202		$11,560		$8,699	$7,290

Ratio of net expenses to average net assets	0.96%	0.96%		0.97%		0.97%	0.97%

Ratio of total expenses to average net assets	1.08%	1.07%		1.10%		1.08%	1.08%

Ratio of net investment income to average net assets	1.75%	2.01	%(b)	2.33	%(c),(d)	3.08%	2.58%

Portfolio turnover rate(f)	175%	191%		132%		226%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounts to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(d)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	International Tax-Managed Equity Fund

	Class R6 Shares

	Year Ended December 31,

	2025	2024		2023		2022	2021

Per Share Data

Net asset value, beginning of year	$12.25	$11.78		$10.02		$12.23	$11.22

Net investment income(a)	0.29	0.26	(b)	0.27	(c),(d)	0.32	0.32

Net realized and unrealized gain (loss)	4.54	0.48		1.77		(2.17)	1.06

Total from investment operations	4.83	0.74		2.04		(1.85)	1.38

Distributions to shareholders from net investment income	(0.37)	(0.27)		(0.28)		(0.36)	(0.37)

Net asset value, end of year	$16.71	$12.25		$11.78		$10.02	$12.23

Total Return(e)	39.45%	6.37%		20.30%		(15.11)%	12.43%

Net assets, end of year (in 000’s)	$825,696	$802,644		$692,952		$630,799	$730,126

Ratio of net expenses to average net assets	0.89%	0.89%		0.89%		0.89%	0.89%

Ratio of total expenses to average net assets	0.96%	0.96%		0.98%		0.94%	0.95%

Ratio of net investment income to average net assets	1.98%	2.04	%(b)	2.44	%(c),(d)	3.06%	2.66%

Portfolio turnover rate(f)	175%	191%		132%		226%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounts to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(d)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	International Tax-Managed Equity Fund

	Class P Shares

	Year Ended December 31,

	2025	2024		2023		2022	2021

Per Share Data

Net asset value, beginning of year	$12.26	$11.78		$10.03		$12.23	$11.22

Net investment income(a)	0.30	0.26	(b)	0.27	(c),(d)	0.33	0.32

Net realized and unrealized gain (loss)	4.53	0.49		1.76		(2.17)	1.06

Total from investment operations	4.83	0.75		2.03		(1.84)	1.38

Distributions to shareholders from net investment income	(0.37)	(0.27)		(0.28)		(0.36)	(0.37)

Net asset value, end of year	$16.72	$12.26		$11.78		$10.03	$12.23

Total Return(e)	39.42%	6.37%		20.28%		(15.03)%	12.42%

Net assets, end of year (in 000’s)	$92,922	$69,228		$68,659		$61,800	$81,775

Ratio of net expenses to average net assets	0.89%	0.89%		0.89%		0.89%	0.89%

Ratio of total expenses to average net assets	0.96%	0.96%		0.98%		0.94%	0.95%

Ratio of net investment income to average net assets	2.02%	2.06	%(b)	2.47	%(c),(d)	3.10%	2.66%

Portfolio turnover rate(f)	175%	191%		132%		226%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounts to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(d)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	U.S. Tax-Managed Equity Fund

	Class A Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$46.22	$37.33	$30.32	$38.29	$29.78

Net investment income(a)	0.08	0.03	0.10	0.10	0.05

Net realized and unrealized gain (loss)	6.85	9.54	7.00	(7.95)	8.52

Total from investment operations	6.93	9.57	7.10	(7.85)	8.57

Distributions to shareholders from net investment income	(0.13)	(0.05)	(0.09)	(0.12)	(0.06)

Distributions to shareholders from net realized gains	–	(0.63)	–	–	–

Total distributions	(0.13)	(0.68)	(0.09)	(0.12)	(0.06)

Net asset value, end of year	$53.02	$46.22	$37.33	$30.32	$38.29

Total Return(b)	14.99%	25.58%	23.41%	(20.51)%	28.80%

Net assets, end of year (in 000’s)	$115,590	$99,411	$87,893	$90,164	$111,821

Ratio of net expenses to average net assets	1.01%	1.01%	1.03%	1.03%	1.06%

Ratio of total expenses to average net assets	1.05%	1.05%	1.07%	1.10%	1.11%

Ratio of net investment income to average net assets	0.17%	0.07%	0.29%	0.29%	0.16%

Portfolio turnover rate(c)	188%	96%	184%	246%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	U.S. Tax-Managed Equity Fund

	Class C Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$42.56	$34.63	$28.27	$35.84	$28.04

Net investment loss(a)	(0.26)	(0.27)	(0.14)	(0.14)	(0.19)

Net realized and unrealized gain (loss)	6.27	8.83	6.50	(7.43)	7.99

Total from investment operations	6.01	8.56	6.36	(7.57)	7.80

Distributions to shareholders from net realized gains	–	(0.63)	–	–	–

Net asset value, end of year	$48.57	$42.56	$34.63	$28.27	$35.84

Total Return(b)	14.12%	24.65%	22.50%	(21.12)%	27.82%

Net assets, end of year (in 000’s)	$18,496	$17,659	$15,604	$16,096	$21,720

Ratio of net expenses to average net assets	1.76%	1.76%	1.78%	1.78%	1.81%

Ratio of total expenses to average net assets	1.80%	1.80%	1.82%	1.85%	1.86%

Ratio of net investment loss to average net assets	(0.58)%	(0.68)%	(0.46)%	(0.46)%	(0.59)%

Portfolio turnover rate(c)	188%	96%	184%	246%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	U.S. Tax-Managed Equity Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$47.45	$38.30	$31.10	$39.28	$30.53

Net investment income(a)	0.24	0.17	0.21	0.21	0.17

Net realized and unrealized gain (loss)	7.04	9.81	7.19	(8.17)	8.74

Total from investment operations	7.28	9.98	7.40	(7.96)	8.91

Distributions to shareholders from net investment income	(0.28)	(0.20)	(0.20)	(0.22)	(0.16)

Distributions to shareholders from net realized gains	–	(0.63)	–	–	–

Total distributions	(0.28)	(0.83)	(0.20)	(0.22)	(0.16)

Net asset value, end of year	$54.45	$47.45	$38.30	$31.10	$39.28

Total Return(b)	15.35%	25.99%	23.81%	(20.26)%	29.23%

Net assets, end of year (in 000’s)	$83,440	$70,047	$55,767	$60,342	$56,035

Ratio of net expenses to average net assets	0.69%	0.69%	0.71%	0.70%	0.74%

Ratio of total expenses to average net assets	0.69%	0.69%	0.71%	0.72%	0.75%

Ratio of net investment income to average net assets	0.49%	0.39%	0.62%	0.64%	0.48%

Portfolio turnover rate(c)	188%	96%	184%	246%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	U.S. Tax-Managed Equity Fund

	Service Shares

	Year Ended December 31,

	2025		2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$46.40		$37.50	$30.48	$38.52	$29.96

Net investment income (loss)(a)	–	(b)	(0.05)	0.04	0.04	– (b)

Net realized and unrealized gain (loss)	6.86		9.58	7.02	(7.99)	8.56

Total from investment operations	6.86		9.53	7.06	(7.95)	8.56

Distributions to shareholders from net investment income	–		–	(0.04)	(0.09)	– (b)

Distributions to shareholders from net realized gains	–		(0.63)	–	–	–

Total distributions	–		(0.63)	(0.04)	(0.09)	– (b)

Net asset value, end of year	$53.26		$46.40	$37.50	$30.48	$38.52

Total Return(c)	14.78%		25.35%	23.17%	(20.65)%	28.58%

Net assets, end of year (in 000’s)	$2,184		$4,468	$3,499	$2,568	$2,476

Ratio of net expenses to average net assets	1.19%		1.19%	1.21%	1.22%	1.23%

Ratio of total expenses to average net assets	1.19%		1.19%	1.21%	1.25%	1.24%

Ratio of net investment income (loss) to average net assets	–	%(d)	(0.11)%	0.12%	0.13%	0.01%

Portfolio turnover rate(e)	188%		96%	184%	246%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Amount is less than 0.005%.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	U.S. Tax-Managed Equity Fund

	Investor Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$47.01	$37.96	$30.83	$38.93	$30.26

Net investment income(a)	0.21	0.14	0.19	0.18	0.14

Net realized and unrealized gain (loss)	6.96	9.71	7.12	(8.09)	8.67

Total from investment operations	7.17	9.85	7.31	(7.91)	8.81

Distributions to shareholders from net investment income	(0.24)	(0.17)	(0.18)	(0.19)	(0.14)

Distributions to shareholders from net realized gains	–	(0.63)	–	–	–

Total distributions	(0.24)	(0.80)	(0.18)	(0.19)	(0.14)

Net asset value, end of year	$53.94	$47.01	$37.96	$30.83	$38.93

Total Return(b)	15.27%	25.88%	23.71%	(20.31)%	29.13%

Net assets, end of year (in 000’s)	$28,159	$24,963	$19,127	$15,645	$20,599

Ratio of net expenses to average net assets	0.76%	0.76%	0.78%	0.78%	0.82%

Ratio of total expenses to average net assets	0.80%	0.80%	0.82%	0.85%	0.87%

Ratio of net investment income to average net assets	0.42%	0.32%	0.54%	0.54%	0.40%

Portfolio turnover rate(c)	188%	96%	184%	246%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	U.S. Tax-Managed Equity Fund

	Class R6 Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$47.01	$37.96	$30.82	$38.93	$30.26

Net investment income(a)	0.25	0.17	0.21	0.21	0.17

Net realized and unrealized gain (loss)	6.97	9.71	7.14	(8.10)	8.67

Total from investment operations	7.22	9.88	7.35	(7.89)	8.84

Distributions to shareholders from net investment income	(0.28)	(0.20)	(0.21)	(0.22)	(0.17)

Distributions to shareholders from net realized gains	–	(0.63)	–	–	–

Total distributions	(0.28)	(0.83)	(0.21)	(0.22)	(0.17)

Net asset value, end of year	$53.95	$47.01	$37.96	$30.82	$38.93

Total Return(b)	15.37%	25.97%	23.85%	(20.26)%	29.24%

Net assets, end of year (in 000’s)	$3,755,643	$3,064,228	$2,407,118	$1,975,694	$2,111,315

Ratio of net expenses to average net assets	0.68%	0.68%	0.70%	0.69%	0.73%

Ratio of total expenses to average net assets	0.68%	0.68%	0.70%	0.72%	0.74%

Ratio of net investment income to average net assets	0.50%	0.40%	0.63%	0.65%	0.49%

Portfolio turnover rate(c)	188%	96%	184%	246%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	U.S. Tax-Managed Equity Fund

	Class P Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$47.02	$37.97	$30.83	$38.94	$30.27

Net investment income(a)	0.25	0.17	0.21	0.21	0.17

Net realized and unrealized gain (loss)	6.98	9.71	7.14	(8.10)	8.67

Total from investment operations	7.23	9.88	7.35	(7.89)	8.84

Distributions to shareholders from net investment income	(0.28)	(0.20)	(0.21)	(0.22)	(0.17)

Distributions to shareholders from net realized gains	–	(0.63)	–	–	–

Total distributions	(0.28)	(0.83)	(0.21)	(0.22)	(0.17)

Net asset value, end of year	$53.97	$47.02	$37.97	$30.83	$38.94

Total Return(b)	15.39%	25.97%	23.84%	(20.25)%	29.23%

Net assets, end of year (in 000’s)	$325,674	$273,410	$217,597	$174,254	$221,902

Ratio of net expenses to average net assets	0.68%	0.68%	0.70%	0.69%	0.73%

Ratio of total expenses to average net assets	0.68%	0.68%	0.70%	0.72%	0.74%

Ratio of net investment income to average net assets	0.50%	0.40%	0.63%	0.64%	0.49%

Portfolio turnover rate(c)	188%	96%	184%	246%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements December 31, 2025

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified

International Tax-Managed Equity Fund	A, C, Institutional, Investor, R6 and P	Diversified

U.S. Tax-Managed Equity Fund	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2025

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

International Tax-Managed Equity Fund	Annually	Annually

U.S. Tax-Managed Equity Fund	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with each Fund’s Valuation Procedures (defined below), and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

G. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Fund’s Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities

32

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments— The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statement at SEC.gov.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received,

33

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

J. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2025:

34

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

International Tax-Managed Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$2,953,874	$—

Asia	3,596,713	278,645,282	—

Europe	450,276	549,360,098	—

North America	4,939,075	92,675,199	—

Oceania	—	75,110,926	—

Investment Company	32,683,396	—	—

Total	$41,669,460	$998,745,379	$—

Derivative Type

Assets

Futures Contracts(b)	$111,615	$—	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(50,531)	$—

Futures Contracts(b)	(5,410)	—	—

Total	$(5,410)	$(50,531)	$—

U.S. Tax-Managed Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$20,032,919	$—	$—

Europe	21,243,668	—	—

North America	4,236,530,871	—	—

Oceania	4,812,350	—	—

South America	11,815,278	—	—

Securities Lending Reinvestment Vehicle	1,989,400	—	—

Total	$4,296,424,486	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$8,215	$—	$—

Liabilities

Futures Contracts(b)	$(49,035)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

35

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2025

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2025. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

International Tax-Managed Equity Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	$—	Payable for unrealized loss on forward foreign currency exchange contracts	$(50,531)

Equity	Variation margin on futures contracts	111,615	Variation margin on futures contracts	(5,410)

Total		$111,615		$(55,941)

U.S. Tax-Managed Equity Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$8,215	Variation margin on futures contracts	$(49,035)

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of December 31, 2025 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the year ended December 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

International Tax-Managed Equity Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward currency exchange contracts/Net change in unrealized gain (loss) on forward currency exchange contracts	$195,853	$(50,531)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,524,632	234,379

Total		$ 2,720,485	$183,848

U.S. Tax-Managed Equity Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,102,796)	1,295,712

For the year ended December 31, 2025, the relevant values for each derivative type was as follows:

	Average number of Contracts or Notional Amounts(a)
Fund	Futures Contracts	Forward Contracts

International Tax-Managed Equity Fund	159	37,144,967

U.S. Tax-Managed Equity Fund	109	–

36

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

(a)

Amounts disclosed represent average number of contracts for futures contracts and notional amounts for forward contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2025.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2025, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

International Tax-Managed Equity Fund	0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.85%

U.S. Tax-Managed Equity Fund	0.70	0.63	0.60	0.59	0.58	0.63	0.63

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The International Tax-Managed Equity and U.S. Tax-Managed Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2025, GSAM waived $2,080 and $4,698 of the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds’ management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

37

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service

Distribution and/or Service Plan	0.25%	0.75%	0.25%

*

With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2025, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

International Tax-Managed Equity Fund	$ 346	$ —

U.S. Tax-Managed Equity Fund	6,591	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to the Class A, Class C and Investor Shares of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund, respectively. This arrangement will remain in effect through at least April 30, 2026, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund are 0.014% and 0.044%, respectively. These Other Expense limitations will remain in place through at least April 30, 2026, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements

38

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

(as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended December 31, 2025, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

International Tax-Managed Equity Fund	$2,080	$16,545	$618,235	$636,860

U.S. Tax-Managed Equity Fund	4,698	59,234	—	63,932

G. Line of Credit Facility — As of December 31, 2025, the Funds participated in a $1,300,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2025, the Funds did not have any borrowings under the facility. Prior to April 14, 2025, the facility was $1,150,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2025, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2025:

International Tax-Managed Equity Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$–	$76,623,280	$(43,939,884)	$32,683,396	32,683,396	$46,436

U.S. Tax-Managed Equity Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$68,087	$155,260,599	$(155,328,686)	$–	–	$129,235

As of December 31, 2025, the Goldman Sachs Global Tax-Aware Equity Portfolio was beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Global Tax-Aware Equity Portfolio

International Tax-Managed Equity Fund	79%

U.S. Tax-Managed Equity Fund	87

39

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2025

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2025, were as follows:

Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind

International Tax-Managed Equity Fund	$1,700,740,415	$1,593,540,912	$—	$281,458,169

U.S. Tax-Managed Equity Fund	8,421,856,733	7,262,907,636	—	864,643,094

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2025, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

40

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

7. SECURITIES LENDING (continued)

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2025, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2025

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2025

International Tax-Managed Equity Fund	$52	$—	$—

U.S. Tax-Managed Equity Fund	2,224	—	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended December 31, 2025:

Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025

International Tax-Managed Equity Fund	$—	$5,120,945	$(5,120,945)	$—

U.S. Tax-Managed Equity Fund	1,350,000	67,847,055	(67,207,655)	1,989,400

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2025 was as follows:

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Distributions paid from:

Ordinary Income	$21,301,575	$22,203,113

Total taxable distributions	$21,301,575	$22,203,113

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Distributions paid from:

Ordinary Income	$19,651,649	$15,267,309

Long-term capital gains	—	46,169,526

Total taxable distributions	$19,651,649	$61,436,835

41

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2025

8. TAX INFORMATION (continued)

As of December 31, 2025, the components of accumulated earnings (losses) on a tax-basis were as follows:

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Undistributed ordinary income — net	$132,429	$—

Capital loss carryforwards:

Perpetual Short-Term	(24,735,618)	(17,956,320)

Timing differences — (Real Estate Investment Trusts, Qualified Late Year Loss, Post October Loss Deferral and Straddle Loss Deferral)	(503,452)	(11,936,221)

Unrealized gains (losses) — net	290,686,684	1,583,278,448

Total accumulated earnings (losses) — net	$265,580,043	$1,553,385,907

For the year ended December 31, 2025, the International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund utilized $18,333,313 and $0, respectively, in Capital Loss Carryforwards.

As of December 31, 2025, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows.

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Tax Cost	$750,203,662	$2,713,105,218

Gross unrealized gain	291,352,465	1,601,271,860

Gross unrealized loss	(665,781)	(17,993,412)

Net unrealized gain (loss)	$290,686,684	$1,583,278,448

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments and underlying fund investments.

The International Tax-Managed Equity and U.S. Tax-Managed Equity Funds reclassified $107,801,214 and $693,348,164, respectively, from distributable earnings to paid in capital for the year ending December 31, 2025. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from taxable overdistributions and redemptions in-kind transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory

42

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Investment Style Risk — Different investment styles (e.g., growth, value or quantitative) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Management Risk — A strategy used by the Investment Adviser may fail to produce the intended results.

Market Risk — The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax-Managed Investment Risk — Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Goldman Sachs Tax-Advantaged Global Equity Portfolio may be lower than the performance of similar funds that are not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions to the Goldman Sachs Tax-Advantaged Global Equity Portfolio. Even though tax managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Goldman Sachs Tax-Advantaged Global Equity Portfolio to shareholders.

43

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2025

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

The Funds adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	149,665	$2,311,644	84,896	$1,085,066

Reinvestment of distributions	9,312	154,388	7,713	94,950

Shares redeemed	(83,624)	(1,210,807)	(78,130)	(982,351)

	75,353	1,255,225	14,479	197,665

Class C Shares

Shares sold	33,583	520,004	8,586	105,897

Reinvestment of distributions	1,240	20,057	619	7,466

Shares redeemed	(9,877)	(142,723)	(10,800)	(133,079)

	24,946	397,338	(1,595)	(19,716)

Institutional Shares

Shares sold	878,533	13,440,147	357,172	4,537,807

Reinvestment of distributions	38,403	638,268	27,132	334,812

Shares redeemed	(437,653)	(6,992,197)	(205,960)	(2,598,668)

	479,283	7,086,218	178,344	2,273,951

Investor Shares

Shares sold	3,214,809	52,282,446	800,245	10,040,363

Reinvestment of distributions	43,909	729,762	32,609	402,396

Shares redeemed	(525,512)	(7,337,274)	(251,620)	(3,244,983)

	2,733,206	45,674,934	581,234	7,197,776

44

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	3,877,018	$51,030,428	8,123,901	$103,540,510

Reinvestment of distributions	1,076,372	17,749,385	1,414,168	17,309,410

Shares redeemed	(165,938)	(2,457,749)	(70,129)	(900,719)

Shares redeemed in connection with in-kind transactions	(20,916,822)	(293,390,000)	(2,777,694)	(36,860,000)

	(16,129,370)	(227,067,936)	6,690,246	83,089,201

Class P Shares

Shares sold	183,853	2,761,931	233,377	2,924,751

Reinvestment of distributions	121,796	2,009,637	122,657	1,502,550

Shares redeemed	(397,299)	(5,607,331)	(533,960)	(6,739,946)

	(91,650)	(835,763)	(177,926)	(2,312,645)

NET INCREASE (DECREASE) IN SHARES	(12,908,232)	$(173,489,984)	7,284,782	$90,426,232

	U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	164,436	$7,880,428	83,918	$3,699,833

Reinvestment of distributions	4,958	260,066	28,737	1,369,183

Shares redeemed	(140,227)	(6,825,346)	(316,122)	(13,693,613)

	29,167	1,315,148	(203,467)	(8,624,597)

Class C Shares

Shares sold	52,501	2,350,994	40,545	1,569,988

Reinvestment of distributions	—	—	6,052	266,024

Shares redeemed	(86,642)	(3,756,913)	(82,223)	(3,300,480)

	(34,141)	(1,405,919)	(35,626)	(1,464,468)

Institutional Shares

Shares sold	207,301	10,396,793	181,310	8,075,483

Reinvestment of distributions	5,819	313,420	17,639	859,726

Shares redeemed	(157,110)	(7,973,836)	(178,587)	(7,812,511)

	56,010	2,736,377	20,362	1,122,698

Service Shares

Shares sold	6,370	286,224	10,552	449,672

Reinvestment of distributions	—	—	1,245	59,643

Shares redeemed	(61,657)	(3,034,672)	(8,820)	(372,852)

	(55,287)	(2,748,448)	2,977	136,463

45

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2025

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Investor Shares

Shares sold	43,135	$2,121,587	60,976	$2,664,009

Reinvestment of distributions	2,374	126,699	8,662	418,582

Shares redeemed	(54,564)	(2,685,252)	(42,506)	(1,924,482)

	(9,055)	(436,966)	27,132	1,158,109

Class R6 Shares

Shares sold	24,644,546	1,133,217,882	4,016,667	175,362,628

Reinvestment of distributions	368,550	19,665,805	1,103,545	53,286,000

Shares redeemed	(5,078)	(244,409)	(3,818)	(165,994)

Shares redeemed in connection with in-kind transactions	(20,573,498)	(888,703,001)	(3,353,104)	(132,396,067)

	4,434,520	263,936,277	1,763,290	96,086,567

Class P Shares

Shares sold	426,534	20,512,992	258,346	11,189,471

Reinvestment of distributions	31,883	1,701,888	98,289	4,747,823

Shares redeemed	(237,863)	(11,857,099)	(273,635)	(11,992,972)

	220,554	10,357,781	83,000	3,944,322

NET INCREASE IN SHARES	4,641,768	$273,754,250	1,657,668	$92,359,094

46

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Tax- Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Tax-Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2025, the related statements of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2025 and each of the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 24, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

47

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Goldman Sachs Trust — Tax-Advantaged Equity Funds I — Tax Information (Unaudited)

  For the year ended December 31, 2025, 100% of the dividends paid from net investment company taxable income by the U.S. Tax-Managed Equity Fund qualifies for the dividends received deduction available to corporations.

  For the year ended December 31, 2025, the International Tax-Managed Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Tax-Managed Equity Fund from sources within foreign countries and possessions of the United States was $0.3655 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Tax-Managed Equity Fund during the year from foreign sources was 90.74%. The total amount of taxes paid by the International Tax-Managed Equity Fund to such countries was $0.0368 per share.

  For the year ended December 31, 2025, 100% and 100% of the dividends paid from net investment company taxable income by the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

48

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TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Dwight L. Bush Principal Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 © 2026 Goldman Sachs. All rights reserved. TAXADVAR-26

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The aggregate remuneration paid to the Funds’ trustees, officers and others, if any, is included in Item 7 of this report.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Not Applicable.

(a)(3)	Exhibit 99.CERT. Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(4)	Not applicable to open-end investment companies.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	March 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	March 4, 2026

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	March 4, 2026